Exhibit h(ii)

                                CREDIT AGREEMENT


                                      among

                             USAA MUTUAL FUND, INC.
                             USAA INVESTMENT TRUST
                           USAA TAX EXEMPT FUND, INC.
                           USAA STATE TAX-FREE TRUST
                    (NOT IN THEIR INDIVIDUAL CAPACITIES, BUT
        ON BEHALF OF AND FOR THE BENEFIT OF THE FUNDS SET FORTH HEREIN)

                                       and


                            THE LENDERS PARTY HERETO

                                       and


                       STATE STREET BANK AND TRUST COMPANY
                               AS OPERATIONS AGENT


                            and BANK OF AMERICA, N.A.
                             AS ADMINISTRATIVE AGENT


                           dated as of January 8, 2004

                                TABLE OF CONTENTS

                                                                        PAGE

ARTICLE I DEFINITIONS ....................................................  1
   SECTION 1.01  Definitions .............................................  1
   SECTION 1.02  Accounting Terms and Determinations .....................  8

ARTICLE II THE CREDIT ....................................................  8
   SECTION 2.01  Commitments to Lend .....................................  8
   SECTION 2.03  Borrowing Notices ....................................... 10
   SECTION 2.02  Funding of Loans  ....................................... 11
   SECTION 2.04  Notes ................................................... 12
   SECTION 2.05  Maturity of Loans........................................ 12
   SECTION 2.06  Interest Rates .......................................... 12
   SECTION 2.07  Fees .................................................... 13
   SECTION 2.08  Recourse to Assets ...................................... 13
   SECTION 2.09  Extension of Commitments ................................ 13
   SECTION 2.10  Mandatory Termination of Commitments..................... 13
   SECTION 2.11  Optional Termination or Reduction of Commitments......... 13
   SECTION 2.12  Optional and Mandatory Prepayments ...................... 14
   SECTION 2.13  General Provisions as to Payments........................ 15
   SECTION 2.14  Computation of Interest and Fees ........................ 16
   SECTION 2.15  Withholding Tax Exemption ............................... 16

ARTICLE III CONDITIONS ................................................... 16
   SECTION 3.01  Effectiveness ........................................... 16
   SECTION 3.02  All Borrowings  ......................................... 18
   SECTION 3.03  New Investment Companies, New Funds, New Subadvisers .... 19

ARTICLE IV REPRESENTATIONS AND WARRANTIES ................................ 20
   SECTION 4.01  Existence and Power; Investment Company ................. 20
   SECTION 4.02  Authorization; No Contravention.......................... 20
   SECTION 4.03  Binding Effect .......................................... 21
   SECTION 4.04  Compliance with Margin Rules ............................ 21
   SECTION 4.05  Non-Affiliation with Lenders ............................ 21
   SECTION 4.06  Subsidiaries............................................. 21
   SECTION 4.07  Financial Information ................................... 21
   SECTION 4.08  Litigation .............................................. 22
   SECTION 4.09  ERISA ................................................... 22
   SECTION 4.10  Taxes ................................................... 22
   SECTION 4.11  Compliance .............................................. 22
   SECTION 4.12  Full Disclosure ......................................... 23
   SECTION 4.13  Tax Shelter Regulations ................................. 23

ARTICLE V COVENANTS ...................................................... 23
   SECTION 5.01  Information  ............................................ 23
   SECTION 5.02  Payment of Obligations .................................. 25
   SECTION 5.03  Maintenance of Insurance................................. 25
   SECTION 5.04  Conduct of Business and Maintenance of Existence ........ 25
   SECTION 5.05  Compliance with Laws .................................... 25
   SECTION 5.06  Inspection of Property, Books and Records ............... 26
   SECTION 5.07  Debt .................................................... 26

   SECTION 5.08  Negative Pledge ......................................... 26
   SECTION 5.09  Consolidations, Mergers, and Sales of Assets ............ 27
   SECTION 5.10  Use of Proceeds ......................................... 28
   SECTION 5.11  Financial Condition Covenant ............................ 28
   SECTION 5.12  Borrowing Limit ......................................... 28
   SECTION 5.13  Compliance with Prospectus .............................. 28
   SECTION 5.14  Non-Affiliation with Lenders ............................ 29
   SECTION 5.15  Regulated Investment Company ............................ 29
   SECTION 5.16  No Subsidiary............................................ 29
   SECTION 5.17  ERISA ................................................... 29

ARTICLE VI DEFAULTS ...................................................... 29
   SECTION 6.01  Events of Default ....................................... 29
   SECTION 6.02  Notice of Default ....................................... 31

ARTICLE VII THE AGENTS ................................................... 31
   SECTION 7.01  Appointment and Authorization ........................... 31
   SECTION 7.02  Actions by the Agents.................................... 32
   SECTION 7.03  Consultation with Experts ............................... 32
   SECTION 7.04  Liability of Agents ..................................... 32
   SECTION 7.05  Indemnification ......................................... 33
   SECTION 7.06  Credit Decision ......................................... 33
   SECTION 7.07  Successor Agents  ....................................... 33
   SECTION 7.08  Agents as Lenders ....................................... 33
   SECTION 7.09  Distribution by Operations Agent ........................ 34
   SECTION 7.10  Delinquent Lenders....................................... 34
   SECTION 7.11  Proofs of Claim  ........................................ 35

ARTICLE VIII CHANGE IN CIRCUMSTANCES...................................... 36
   SECTION 8.01  Increased Cost and Reduced Return  ...................... 36

ARTICLE IX MISCELLANEOUS ................................................. 37
   SECTION 9.01  Notices ................................................. 37
   SECTION 9.02  No Waivers .............................................. 38
   SECTION 9.03  Expenses; Documentary Taxes; Indemnification   .......... 39
   SECTION 9.04  Set Off.................................................. 39
   SECTION 9.05  Amendments and Waivers .................................. 40
   SECTION 9.06  Successors and Assigns .................................. 40
   SECTION 9.07  Governing Law; Submission to Jurisdiction ............... 42
   SECTION 9.08  Entire Agreement ........................................ 42
   SECTION 9.09  Miscellaneous ........................................... 42
   SECTION 9.10  WAIVER OF JURY TRIAL ......... .......................... 42
   SECTION 9.11  Limitation on Liability ................................. 42
   SECTION 9.12  Trust Disclaimer ........................................ 43
   SECTION 9.13  Publicity  .............................................. 43
   SECTION 9.14  Compliance with Laws .................................... 43
   SECTION 9.15  Confidentiality ......................................... 43
   SECTION 9.16  USA Patriot Act Notice  ................................. 44

                             SCHEDULES AND EXHIBITS

SCHEDULE 1-         Lenders, Commitment Amounts, Lending Offices, and Addresses

SCHEDULE 2-         Investment Companies, Funds, Borrowing  Limits, and
                    Addresses

SCHEDULE 3          Permitted Subadvisers and Permitted Affiliate Advised
                    Borrowers

SCHEDULE 4.11(C)-   Agreements with  Regulators and Borrowing  Limitations

EXHIBIT A           Form of Note

EXHIBIT B-          Form of Borrowing Notice

EXHIBIT C-          Form of Extension Request

EXHIBIT D-          Form of Opinion of Counsel to USAA Investment Management
                    Company, Manager and Adviser to Borrowers

EXHIBIT E-          Form of Assignment and Assumption

EXHIBIT F-          Form of Subordination Agreement

                                CREDIT AGREEMENT

         CREDIT AGREEMENT, dated as of January 8, 2004 (this "AGREEMENT"), by and among USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., and USAA State Tax-Free Trust, and each other investment company which may become a party hereto pursuant to the terms of this Agreement (each, an "INVESTMENT COMPANY," and collectively, the "INVESTMENT COMPANIES"), each of which is executing this Agreement not in its individual capacity, but on behalf of and for the benefit of the series of Funds (defined below) comprising each such Investment Company, severally and not jointly, the Lenders (defined below) from time to time party hereto, State Street Bank and Trust Company, as operations agent for the Lenders, and Bank of America, N.A., as administrative agent for the Lenders.

         The parties hereto agree as follows:


                              ARTICLE I DEFINITIONS

SECTION 1.01 DEFINITIONS. The following terms, as used herein, have the following meanings:

"ADDITIONAL FUND" means any fund of an Investment Company which is not listed on the then-current SCHEDULE 2, including, without limitation, any fund of an Investment Company which is established after the date of this Agreement.

"ADDITIONAL INVESTMENT COMPANY" means any investment company that becomes part of the same "group of investment companies" (as that term is defined in Rule 11a-3 under the Investment Company Act) as the Investment Companies and which is not listed on the then-current SCHEDULE 2, including, without limitation, any investment company which is established after the date of this Agreement.

"ADMINISTRATIVE AGENT" means Bank of America, acting as Administrative Agent for the Lenders, or its successor in such capacity.

"AFFILIATE" has the meaning ascribed to the term "AFFILIATED PERSON" in the Investment Company Act and the rules and regulations thereunder.

"AFFILIATE ADVISED BORROWER" means a Borrower that is, at the time in question, advised or subadvised by (and therefore under the Investment Company Act is an Affiliate of) a Person that is also an Affiliate of a Lender.

"AGENT" means Administrative Agent or Operations Agent, and "AGENTS" means both Administrative Agent and Operations Agent.

"ASSIGNEE" is defined in SECTION 9.06(B).

"AUTHORIZED INDIVIDUAL" means any individual authorized to take on behalf of an Investment Company (on behalf of the applicable Fund) actions contemplated by this Agreement and the other Loan Documents.

"BANK OF AMERICA" means Bank of America, N.A., a national banking association, and its successors.

"BASE RATE" means the higher of (a) the annual rate of interest announced from time to time by State Street at its head office in Boston, Massachusetts, as its "prime rate" and (b) one-half of one percent (1/2%) above the Federal Funds Rate as in effect from time to time.

"BENEFIT ARRANGEMENT" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

"BORROWER" means an Investment Company acting on behalf of a particular Fund. For example, if an Investment Company wishes to borrow on behalf of one Fund, the term "BORROWER" would mean such Investment Company acting on behalf of the Fund borrowing; if an Investment Company wishes to borrow on behalf of two Funds, the term "BORROWER" would mean such Investment Company acting on behalf of one Fund and such Investment Company acting on behalf of the other Fund, severally. The term "BORROWERS" means all Investment Companies in such capacities.

"BORROWING" means the aggregation of Loans of all Lenders (or Swing Line Lender) to be made to a particular Borrower pursuant to ARTICLE II on a single date.

"BORROWING DATE" means the Business Day on which Loans are advanced hereunder as specified in a Borrowing Notice delivered pursuant to SECTION 2.02.

"BORROWING LIMIT" means the aggregate principal amount of the Loans which may be borrowed by a Borrower for the benefit of a particular Fund under this Agreement and the Other Credit Facility and which shall not exceed the percentage of the Total Assets of such Fund as set forth on SCHEDULE 2.

"BORROWING NOTICE" means a request for a Borrowing substantially in the form of EXHIBIT B.

"BUSINESS DAY" means any day which is not (a) a day on which commercial banks are authorized or required to be closed in Boston, Massachusetts, or Dallas, Texas, or (b) a legal holiday on which the New York Stock Exchange is scheduled to close.

"COMMITMENT" means the agreement of each Lender, subject to the terms and conditions of this Agreement, to make Loans to all Borrowers hereunder.

"COMMITMENT AMOUNT" means, with respect to each Lender, the amount set forth opposite the name of such Lender on SCHEDULE 1, as such amount may be reduced from time to time pursuant to SECTIONS 2.10, 2.11, or 9.06(B) or increased from time to time pursuant to SECTION 9.06(B); and "COMMITMENT AMOUNTS" means, as of any date, the aggregate of all such amounts on such date. On the Effective Date, the aggregate Commitment Amounts equal $100,000,000.

"COMMITMENT PERCENTAGE" means, with respect to each Lender, the percentage set forth opposite the name of such Lender on SCHEDULE 1 as such Lender's percentage of the aggregate Commitment Amounts of all Lenders, as such percentage may be modified pursuant to SECTION 9.06(B).

"CUSTODIAN" means the entity which, on the Effective Date (or, with respect to each Additional Fund which becomes a Fund hereunder, on the date such Additional Fund becomes a Fund hereunder), acts as the applicable Borrower's custodian for purposes of Section 17(f) of the Investment Company Act.

"DEBT" of any Person means at any date, without duplication, (a) all obligations of such Person for borrowed money or extensions of credit, (b) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments, (c) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business and payable in accordance with customary practices,
(d) all obligations of such Person as lessee which are or should be capitalized in accordance with generally accepted accounting principles, (e) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed or Guaranteed by such Person, (f) all obligations of such Person under Guarantees, all obligations to reimburse the issuer in respect of letters of credit or under performance or surety bonds, or other similar obligations,
(g) all obligations of such Person in respect of judgments, (h) all obligations of such Person in respect of banker's acceptances and under reverse repurchase agreements, and (i) all obligations of such Person in respect of futures contracts, swaps, and other obligations that are, or would be but for the segregation of assets therefor, senior securities for purposes of the Investment Company Act.

"DEFAULT" means any condition or event which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

"DELINQUENT LENDER" is defined in SECTION 7.10(A).

"EFFECTIVE DATE" means the date this Agreement becomes effective in accordance with SECTION 3.01.

"ELIGIBLE ASSIGNEE" means (a) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $500,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of any such country, and having a combined capital and surplus of at least $500,000,000; provided that such bank is acting through a branch or agency located in the United States; (c) an entity that is primarily engaged in the business of commercial banking and that is (i) a subsidiary of any Lender, (ii) a subsidiary of an entity of which any Lender is a subsidiary, or (iii) an entity of which any Lender is a subsidiary; (d) an entity that is engaged in making, purchasing, holding, or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (i) any Lender, (ii) a subsidiary of any Lender, (iii) a subsidiary of an entity of which any Lender is a subsidiary, or (iv) an entity of which any Lender is a subsidiary; and (e) any other entity (other than an affiliate of Borrowers) that is engaged in making, purchasing, holding, or otherwise investing in commercial loans, that is selected by Borrowers, and that is reasonably acceptable to Agents; provided that no Person shall be an Eligible Assignee unless such Person is a "bank" (as such term is defined in Section 2(a)(5) of the Investment Company Act) in the reasonable judgment of Borrowers and Administrative Agent; and provided, further, that no Person shall be an Eligible Assignee if any Borrower would become an Affiliate Advised Borrower upon such Person becoming a Lender hereunder, unless such amendments and modifications are made to this Agreement as are necessary or appropriate to insure that such Lender makes no Loans hereunder to such Affiliate Advised Borrower.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

"ERISA GROUP" means with respect to each Borrower, such Borrower and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with such Borrower, are treated as a single employer under Section 414 of the Internal Revenue Code.

"EVENT OF DEFAULT" is defined in SECTION 6.01.

"FACILITY FEE" is defined in SECTION 2.07.

"FAILURE" is defined in SECTION 7.10(B).

"FEDERAL FUNDS RATE" means, for any day, an interest rate per annum (expressed as a decimal, rounded upwards, if necessary, to the next higher 1/100 of 1%) equal to the floating rate of interest quoted by Operations Agent as its Federal Funds Rate for overnight loans.

"FUND" means, individually, each fund of an Investment Company that is listed on
SCHEDULE 2, and with the prior written consent of the Agents and each Lender (which consent will not be unreasonably withheld) and from and after delivery of each document, in form and substance satisfactory to Administrative Agent, required by SECTION 3.03(B), each Additional Fund that becomes a Fund hereunder, and, "FUNDS" means, as the context may require, two or more of such Funds.

"GUARANTEE" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "GUARANTEE" used as a verb has a corresponding meaning.

"INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended, or any successor statute.

"INVESTMENT ADVISER" means USAA Investment Management Company or any successor manager or investment adviser (provided that such successor manager or investment adviser is a wholly-owned subsidiary of United Services Automobile Association and/or USAA Capital Corporation).

"INVESTMENT COMPANY" and "INVESTMENT COMPANIES" are defined in the preamble to this Agreement.

"INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended.

"LENDERS" means Swing Line Lender, each lender named on the signature pages hereof, each Assignee which becomes a Lender pursuant to SECTION 9.06(B), and their respective successors.

"LENDING OFFICE" means, initially, the office of each Lender designated as such in SCHEDULE 1; and thereafter such other office of such Lender, if any, located in the United States that shall be making or maintaining Loans.

"LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, or encumbrance of any kind in respect of such asset, including any agreement preventing a Person from encumbering such asset.

"LOAN DOCUMENTS" means, collectively, this Agreement, the Notes, and any and all other documents and instruments required to be delivered pursuant to this Agreement, in each case as amended and in effect from time to time.

"LOANS" means the Revolving Credit Loans made or to be made by Lenders pursuant to SECTION 2.01(A) and the Swing Line Advances made or to be made by State Street individually pursuant to SECTION 2.01(B).

"MAXIMUM AMOUNT" means with respect to a Borrower, the maximum amount such Borrower is permitted to borrow under the lowest borrowing limitation imposed by the following:
               (a) applicable laws and regulations, including the Investment Company Act;
               (b) its Borrowing  Limit;
               (c) the limitations on borrowings adopted by such Borrower in its Prospectus, Statement of Additional Information, or elsewhere; and

               (d) any agreements with federal, state, local, or foreign governmental authorities or regulators;

in each case as in effect from time to time.

"MULTIEMPLOYER PLAN" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

"NOTES" means promissory notes executed by each Borrower, substantially in the form of EXHIBIT A, and "NOTE" means any one of such promissory notes issued hereunder.

"OBLIGATIONS" means, with respect to each Borrower, all indebtedness, obligations, and liabilities of such Borrower to any Lender or Agent, existing on the date of this Agreement or arising hereafter, direct or indirect, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law, or otherwise, arising or incurred under this Agreement or any other Loan Document or in respect of any Loan to such Borrower or any Note or other instrument at any time evidencing any thereof.

"OPERATIONS AGENT" means State Street acting as Operations Agent for Lenders, or its successor in such capacity.

"ORAL REQUEST" is defined in SECTION 2.02.

"OTHER CREDIT FACILITY" means a $400,000,000 committed master revolving credit facility between Borrowers and USAA Capital Corporation, which shall be subject to a subordination agreement in substantially the form set forth on EXHIBIT F.

"OVERNIGHT RATE" means, for any day, 0.50% above the Federal Funds Rate as in effect on that day.

"PARTICIPANT" is defined in SECTION 9.06(C).

"PERSON" means an individual, a corporation (or series thereof), a partnership, an association, a trust (or series thereof), or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

"PLAN" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (a) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (b) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

"PRO RATA SHARE" means for each Borrower a share based on the relative Maximum Amount of such Borrower as compared to the Maximum Amounts of all Borrowers or based on such other method as Investment Companies shall determine with prior written notice to Operations Agent, provided that, for purposes of SECTION 2.12(D), "PRO RATA SHARE" means for each Borrower a share based on the relative aggregate principal amount of Loans outstanding to such Borrower as compared to the aggregate principal amount of Loans outstanding to all Borrowers.

"PROSPECTUS" means the prospectus required to be delivered by a Borrower to offerees of its securities pursuant to the Securities Act of 1933, as amended, and all supplements thereto.

"REGULATION  U"  and  "REGULATION  X"  mean,  respectively,   Regulation  U  and
Regulation X of the Board of Governors of the Federal Reserve System, as in effect from time to time.

"REQUIRED LENDERS" means at any time Lenders holding at least 66-2/3% of the aggregate unpaid principal amount of the Loans at such time; and, if no principal is outstanding, Lenders having at least 66-2/3% of the aggregate Commitment Amounts with respect to Borrowers.

"REVOLVING  CREDIT  LOAN(S)"  means a loan or loans  made  pursuant  to  SECTION
2.01(A).

"REVOLVING CREDIT PERIOD" means the period from and including the Effective Date to but excluding the Termination Date.

"SEC" means the Securities and Exchange Commission.

"STATE STREET" means State Street Bank and Trust Company, a Massachusetts trust company, and its successors.

"STATEMENT OF ADDITIONAL INFORMATION" means the Statement of Additional Information (and all supplements thereto) which must be provided by a Borrower to recipients of its Prospectus upon request pursuant to rules and regulations adopted by the SEC.

"SUBSIDIARY" of any Borrower means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Borrower.

"SWING LINE ADVANCE(S)" is defined in SECTION 2.01(B).

"SWING LINE LENDER" means State Street acting as Swing Line Lender, or its successors in such capacity.

"TERMINATION DATE" means January 6, 2005, or such earlier date on which the Commitments terminate or are terminated pursuant to the terms of this Agreement, provided that the Termination Date (and each Lender's Commitment to make Loans to Borrowers hereunder) may be extended in accordance with SECTION 2.09.

"TOTAL ASSETS" means, at any date, all assets of a Borrower which in accordance with generally accepted accounting principles would be classified as assets upon a balance sheet of such Borrower prepared as of such date, valued in accordance with the methods and procedures described in such Borrower's Prospectus and Statement of Additional Information.

"TOTAL LIABILITIES" means, at any date, all liabilities of a Borrower as determined in accordance with generally accepted accounting principles plus, without duplication, the aggregate amount of such Borrower's Debt.

SECTION 1.02 ACCOUNTING TERMS AND DETERMINATIONS. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time in the United States of America, applied on a basis consistent (except for changes concurred to by the applicable Borrower's independent public accountants) with the most recent audited financial statements of such Borrower delivered to Lenders hereunder.

                              ARTICLE II THE CREDIT

SECTION 2.01 COMMITMENTS TO LEND. (a) Subject to the terms and conditions set forth in this Agreement, each Lender severally agrees to lend to each Borrower (other than a Borrower that is an Affiliate Advised Borrower with respect to such Lender), and such Borrower may borrow, repay, and reborrow from time to time during the Revolving Credit Period, upon notice by such Borrower to Operations Agent given in accordance with SECTION 2.02, such Revolving Credit Loans as are requested by such Borrower up to a maximum aggregate amount outstanding to such Borrower and all other Borrowers (after giving effect to all amounts requested) at any one time equal to such Lender's Commitment Amount, provided that (i) the aggregate principal amount of all Loans outstanding (after giving effect to all amounts requested) to any Borrower shall not exceed at any time the Maximum Amount for such Borrower at such time and (ii) the aggregate principal amount of all Loans outstanding to all Borrowers (after giving effect to all amounts requested) shall not exceed at any time the aggregate Commitment Amounts. Each Borrowing under this SECTION 2.01(A) shall be in an aggregate principal amount of not less than $100,000 or a larger whole multiple of $10,000 and shall, subject to SECTION 2.01(C), be made from the several Lenders pro rata in accordance with each Lender's Commitment Percentage. Each Revolving Credit Loan shall mature and become due and payable as provided in SECTION 2.05.

                  (b) Notwithstanding the provisions of SECTION 2.01(A) and subject to the terms of this Agreement, each Borrower (other than a Borrower that is an Affiliate Advised Borrower with respect to Swing Line Lender) may request Loans (Swing Line Advances) in an aggregate principal amount of not less than $50,000 or a larger integral multiple of $10,000, and if:

                    (i) the aggregate  principal  amount of such requested Loans
               (Swing Line Advances) to such Borrower and of all other Loans outstanding to all Borrowers which were made pursuant to the operation of this SECTION 2.01(B) do not exceed $50,000,000;

                    (ii) the aggregate principal amount of all Loans outstanding from Swing Line Lender (after giving effect to all amounts requested) does not exceed Swing Line Lender's Commitment Amount;

                    (iii) the aggregate principal amount of all Loans outstanding to such Borrower (after giving effect to all amounts requested) does not exceed the Maximum Amount for such Borrower; and

                    (iv) the aggregate principal amount of all Loans outstanding to all Borrowers (after giving effect to all amounts requested) does not exceed the aggregate Commitment Amounts,

then Swing Line Lender (subject to all of the terms and conditions of this Agreement) shall make all of such Loans (each, a "SWING LINE ADVANCE," and collectively, the "SWING LINE ADVANCES"). Each Borrower promises to pay any Swing Line Advance made to it in full (together with any accrued and unpaid interest thereon) on the earliest of (A) 10 days after the date such Swing Line Advance was made, (B) the date of the next Loan made to such Borrower by Lenders pursuant to SECTION 2.01(A), and (C) the Termination Date. If:

                    (w) any Swing Line Advance remains outstanding to any Borrower 10 days from the date of the advance thereof,

                    (x)  Loans  are  not or may  not be  requested  pursuant  to
               SECTION  2.01(A)  by a Borrower  to whom a Swing Line  Advance is
               outstanding   prior  to  the  Termination  Date,

                    (y) any event  described  in  SECTION  6.01(G) or (H) occurs with respect to a Borrower to whom a Swing Line Advance is outstanding or the applicable Investment Company, or

                    (z) Swing Line  Lender so  requests  at any time in its sole discretion,

then each Lender (including Swing Line Lender in its capacity as a Lender but excluding any Lender that may not make Loans to such Borrower under SECTION 2.01) shall, subject to SECTION 2.01(C), fund its pro rata share (based upon such Lender's Commitment Percentage) of the principal amount of such Swing Line Advance with a Revolving Credit Loan (or, if a Revolving Credit Loan cannot be made, with the purchase of a participation in such Swing Line Advance), regardless of (1) the satisfaction of any conditions precedent to the borrowing of Revolving Credit Loans, (2) the occurrence of any Default or Event of Default with respect to such Borrower or any breach of this Agreement by any Lender, (3) any right of setoff, counterclaim, recoupment, defense, or other right which such Lender may have against Swing Line Lender, (4) any adverse change in the condition (financial or otherwise) of such Borrower, or (5) any other circumstance, happening, or event whatsoever, whether or not similar to any of the foregoing.

                  (c) In the event that any Loans (including Swing Line Advances) are outstanding to any Affiliate Advised Borrower, any Loans (including Swing Line Advances), or participations therein, thereafter made by Lenders shall be adjusted and made, to the extent permitted by this Agreement, so that the aggregate principal amount of Loans owing to each Lender (including by way of participation) shall be equal to such Lender's Commitment Percentage of the aggregate principal amount of Loans owing to all Lenders (including by way of participation).

SECTION 2.02 BORROWING NOTICES. (a) Each Borrower requesting a Loan (including a Swing Line Advance) shall give Operations Agent a written Borrowing Notice, not later than 12:00 p.m. (Boston, Massachusetts, time) on the Business Day of each requested Loan, except that the applicable Borrower may make an oral request (each, an "ORAL REQUEST") not later than 11:00 a.m. (Boston, Massachusetts, time) on such Business Day, provided that each Oral Request is followed by a written Borrowing Notice no later than 1:00 p.m. (Boston, Massachusetts, time) on such Business Day.

          (b) Each Borrowing Notice or Oral Request shall specify the following terms of the requested Loan: (i) the date on which such Loan is to be disbursed,
(ii) the principal amount of such Loan, (iii) the Fund for whose benefit the Loan is being borrowed and the amount of the Loan which is for the benefit of such Fund, (iv) the Total Assets of the Fund for whose benefit the Loan is being borrowed as of the close of business on the Business Day immediately preceding the date of such Borrowing Notice, (v) the type of Loan requested (whether a Revolving Credit Loan or a Swing Line Advance), and (vi) whether such Fund is an Affiliate Advised Borrower and, if so, the name of the affected Lender.

          (c)  Each  Borrowing   Notice  or  Oral  Request  shall  constitute  a
representation and warranty to Agents and Lenders by the applicable Borrower that the conditions set forth in SECTION 3.02 have been satisfied on the date of such notice and will be satisfied on the Borrowing Date.

          (d) Each Borrowing Notice or Oral Request shall be irrevocable and shall obligate the Borrower named therein to accept the Loan requested on the Borrowing Date. SECTION 2.03 FUNDING OF LOANS. (a) Upon receipt of a Borrowing Notice or an Oral Request for a Borrowing in accordance with SECTION 2.02, Operations Agent shall promptly notify each Lender of the contents thereof and of such Lender's ratable share, if any, of such Borrowing.

          (b) Not later than 2:00 p.m. (Boston, Massachusetts, time) on the Borrowing Date of each Borrowing, each Lender shall (except as provided in SECTION 2.03(C)) make available its share of such Borrowing, in Federal or other funds immediately available in Boston, Massachusetts, to Operations Agent at its address referred to in SECTION 9.01. Unless Operations Agent determines that any applicable condition specified in ARTICLE III has not been satisfied, Operations Agent will make the funds so received from each Lender available to the Borrower requesting the Loan at Operations Agent's aforesaid address. The failure or refusal of any Lender to make available to Operations Agent as provided herein its share of any Borrowing shall not relieve any other Lender from its several obligations hereunder.

          (c) If any Lender makes a new Loan for the use of a particular Borrower on a day on which such Borrower is to repay all or any part of an outstanding Loan to it from such Lender, such Lender shall apply the proceeds of its new Loan to make such repayment.

          (d) If any Loan is to be made to a particular Borrower on a day on which any Swing Line Advance is outstanding to such Borrower, the proceeds of the Loan shall be applied first to the repayment of the outstanding Swing Line Advance.

          (e) Unless Operations Agent shall have received notice from a Lender prior to any Borrowing Date that such Lender will not make available to Operations Agent such Lender's share of such Borrowing, Operations Agent may assume that such Lender has made such share available to Operations Agent on such Borrowing Date in accordance with SECTION 2.03(B) of this Section and Operations Agent may (but it shall not be required to), in reliance upon such assumption, make available to the applicable Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such share available to Operations Agent, such Lender and the Borrower receiving such amount severally agree to repay to Operations Agent, within three days after demand by Operations Agent, such amount together with interest thereon, for each day from the date such amount is made available to such Borrower until the date such amount is repaid to Operations Agent, at (i) in the case of the Borrower receiving such amount, a rate per annum equal to the interest rate applicable thereto pursuant to SECTION 2.06 and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall repay to Operations Agent such amount, such amount so repaid shall constitute such Lender's Loan included in such Borrowing for purposes of this Agreement.

SECTION 2.04 NOTES. (a) The Loans of each Lender to Borrowers shall be evidenced by a single Note payable to the order of such Lender in an amount equal to such Lender's Commitment Amount or, if less, the aggregate unpaid principal amount of such Lender's Loans, plus interest thereon as provided below.

                  (b) Each Lender shall record on its Note the date and amount of each Loan made by it to each Borrower and the date and amount of each payment of principal made by such Borrower with respect thereto, and prior to any transfer of its Note in accordance with this Agreement shall endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; provided that the failure of any Lender to make, or any error by any Lender in making, any such recordation or endorsement shall not affect the obligations of any Borrower hereunder or under any Note. Each Lender is hereby irrevocably authorized by each Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

SECTION 2.05 MATURITY OF LOANS. Each Revolving Credit Loan shall mature, and the principal amount thereof, together with any and all accrued and unpaid interest thereon, shall be due and payable, on the earlier of (a) the day which is 60 days after the date such Revolving Credit Loan was made, or (b) the Termination Date. Each Swing Line Advance shall mature as provided in SECTION 2.01(B).

SECTION 2.06 INTEREST RATES. (a) Subject to SECTION 2.06(B), each Loan shall bear interest on the outstanding principal amount thereof, for the period commencing with the date such Loan is made up to but not including the maturity date for such Loan, at a rate per annum equal to the Overnight Rate as in effect from time to time. The rate of interest payable on any Loan bearing interest at the Overnight Rate shall change on each date that the Federal Funds Rate shall change.

          (b) Any overdue principal of (whether at stated maturity, by acceleration, or otherwise) and (to the extent permitted by applicable law) interest on the Loans and all other overdue amounts payable hereunder shall bear interest, payable on demand, for each day from and including the date payment thereof was due (whether at stated maturity, by acceleration, or otherwise) through and including the date of actual payment, at a rate per annum equal to the sum of 2% plus the Base Rate until such amount shall be paid in full (after, as well as before, judgment). During the continuance of a Default or an Event of Default with respect to a Borrower, the principal of the Loans to the defaulting Borrower which are not overdue shall, until such Default or Event of Default has been cured or remedied or such Default or Event of Default has been waived by Lenders pursuant to SECTION 9.05, bear interest at a rate per annum equal to the greater of (i) 2% above the rate of interest otherwise applicable to such Loans pursuant to SECTION 2.06(A) and (ii) the rate of interest applicable to overdue principal.

SECTION 2.07 FEES. (a) During the Revolving Credit Period, each Borrower shall pay to Operations Agent, for the account of each Lender, such Borrower's Pro Rata Share of a facility fee (the "FACILITY FEE") at the rate of 0.09% per annum of the amount of each Lender's Commitment Amount (whether used or unused).

          (b) The Facility Fee shall accrue from and including the Effective Date to but excluding the Termination Date. Facility Fees for each calendar quarter shall be payable in arrears on the fifteenth day of each April, July, October, and January, commencing on the first such day after the Effective Date, and on the Termination Date.

SECTION 2.08 RECOURSE TO ASSETS. Loans made to each Borrower shall be paid solely to the account of such Borrower and used by such Borrower solely in accordance with SECTION 5.10. The obligations of each Borrower under this Agreement and the other Loan Documents are several and not joint. The principal amount of the Loans made to a particular Borrower and accrued interest thereon, and any fees or additional amounts payable in connection with or relating to such Loans pursuant to this Agreement, including, without limitation, SECTIONS 2.07, 8.01, and 9.03, shall be paid or repaid solely from the assets of such Borrower only, and Lenders shall have no right of recourse or offset against the assets of any other Borrower with respect to such Loans or such other obligations or amounts, or on account of any default in respect thereto.

SECTION 2.09 EXTENSION OF COMMITMENTS. No later than 60 days prior to the Termination Date then in effect, each Investment Company, on behalf of each Fund, may deliver to Agents and Lenders a written request substantially in the form of EXHIBIT C in order to request that the Commitments to Borrowers be extended for an additional 364 days from the Termination Date then in effect. Each Lender, in its sole discretion, may consent to such extension. If all Lenders so consent, Administrative Agent shall deliver a written consent to each Investment Company on a date no earlier than 30 days or later than 15 days prior to the Termination Date then in effect, whereupon such Termination Date shall be extended to that day which is the 364th day following the Termination Date. In no event shall the Termination Date be extended without the consent of each Lender in its sole discretion.

SECTION 2.10 MANDATORY TERMINATION OF COMMITMENTS. Each Lender's Commitment shall terminate on the Termination Date. The aggregate principal amount of all Loans outstanding to each Borrower, together with any and all accrued and unpaid interest thereon, shall become absolutely due and payable on the Termination Date, and each Borrower promises to pay such principal amount and interest on the Termination Date.

SECTION 2.11 OPTIONAL TERMINATION OR REDUCTION OF COMMITMENTS (a) Each Borrower shall have the right at any time and from time to time upon five Business Days' prior written notice to Agents to terminate entirely each Lender's Commitment to such Borrower, whereupon each Lender's Commitment to such Borrower shall be terminated. Promptly after receiving a notice from a Borrower delivered pursuant to this SECTION 2.11(A), Administrative Agent will notify Lenders of the substance thereof. Upon the effective date of the termination, the applicable Borrower shall pay to Operations Agent for the accounts of Lenders all of the

Loans outstanding to such Borrower on such date, together with any and all accrued and unpaid interest thereon, as well as the full amount of the Facility Fee then accrued and allocated to such Borrower. No termination of any Commitment by any Borrower may be reinstated without the consent of all Lenders.

          (b) Borrowers shall have the right at any time and from time to time upon five Business Days' prior written notice to Agents to reduce by $5,000,000, or an integral multiple of $1,000,000 in excess thereof, the unborrowed portion of the aggregate Commitment Amounts, whereupon the Commitment Amounts of Lenders shall be reduced pro rata in accordance with their Commitment Percentages of the amount specified in such notice. Promptly after receiving any notice delivered pursuant to this Section, Administrative Agent will notify Lenders of the substance thereof and revise SCHEDULE 1 accordingly. Upon the effective date of any such reduction, each Borrower shall pay to Operations Agent, for the accounts of Lenders, its Pro Rata Share of the amount of any unpaid Facility Fee then accrued on the amount of the reduction. No reduction in the Commitment Amounts may be reinstated without the consent of all Lenders.

SECTION 2.12 OPTIONAL AND MANDATORY PREPAYMENTS.

          (a) Each Borrower may, upon notice to Operations Agent not later than 11:00 a.m. (Boston, Massachusetts, time) on the Business Day of such prepayment (whichnotice shall not thereafter be revocable by such Borrower), prepay any Loans in whole at any time, or from time to time in part in an aggregate principal amount not less than $100,000 and in larger integral multiples of $10,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Lenders included in such Borrowing.

          (b) Upon receipt of a notice of prepayment pursuant to SUBSECTION (A), Operations Agent shall promptly notify Administrative Agent and each Lender of the contents thereof and of each Lender's ratable share of such prepayment. (c) If at any time the aggregate principal amount of all Loans outstanding to any Borrower exceeds the Maximum Amount for such Borrower, such Borrower immediately shall prepay the principal amount of one or more such Loans (together with accrued interest thereon) as may be necessary so that after such prepayment the aggregate principal amount of all Loans outstanding to such Borrower does not exceed the Maximum Amount for such Borrower.

(d) If at any time (i) the aggregate principal amount of all Loans outstanding to all Borrowers exceeds the aggregate Commitment Amounts or (ii) the aggregate principal amount of all Loans made by any Lender exceeds the Commitment Amount of such Lender, each Borrower that has an outstanding Loan shall immediately prepay such Borrower's Pro Rata Share of the principal amount of one or more such Loans (together with accrued interest thereon) as may be necessary to eliminate such excess.

SECTION 2.13 GENERAL PROVISIONS AS TO PAYMENTS. (a) Payment of principal of and interest on the Loans and of fees and all other amounts due hereunder shall be made not later than 2:00 p.m. (Boston, Massachusetts, time) on the date when due, in United States dollars and in Federal or other funds immediately available in Boston, Massachusetts, to Operations Agent at its address referred to in SECTION 9.01. Operations Agent will promptly distribute to each Lender its ratable share of each such payment received by Operations Agent for the account of Lenders. Whenever any payment of principal of, or interest on, the Loans or of fees or any other amount due hereunder shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day and interest shall accrue during such extension. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

          (b) UNLESS Operations Agent shall have received notice from a Borrower prior to the date on which any payment is due to Lenders hereunder that such Borrower will not make such payment in full, Operations Agent may assume that such Borrower has made such payment in full to Operations Agent on such date and Operations Agent may (but it shall not be required to), in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent that a Borrower shall not have so made such payment, each Lender shall repay to Operations Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to Operations Agent, at the Federal Funds Rate.

          (c) Each Borrower agrees that payments hereunder and under any other Loan Document shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions, or conditions of any nature now or hereafter imposed or levied by the United States or any political subdivision thereof or taxing or other authority therein, UNLESS such Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon a Borrower with respect to any amount payable by it hereunder or under any other Loan Document, such Borrower will pay to Operations Agent, for the account of Lenders or (as the case may be) Operations Agent or Administrative Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in United States dollars as shall be necessary to enable Lenders or Operations Agent or Administrative Agent to receive the same net amount which Lenders or Operations Agent or Administrative Agent would have received on such due date had no such obligation been imposed upon such Borrower, PROVIDED, HOWEVER, that the obligation to pay additional amounts pursuant to this SECTION 2.13(C) shall not apply to any tax, assessment, or other governmental charge that is (i) imposed upon or by reference to a Lender's overall net income, profits, or gains, or
(ii) imposed on a Lender that has failed to comply with SECTION 2.15. Each Borrower will deliver promptly to Operations Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by such Borrower hereunder or under such other Loan Document.

SECTION 2.14 COMPUTATION OF INTEREST AND FEES. All interest and fees hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed, but shall not exceed the highest lawful rate of interest permitted by applicable law. Operations Agent's determination of interest rates and Facility Fees shall be conclusive and binding for all purposes, absent demonstrable error.

SECTION 2.15 WITHHOLDING TAX EXEMPTION. Each Lender that is not incorporated under the laws of the United States of America or a state thereof agrees that it ((x) if such Lender is an original Lender party to this Agreement, on or prior to the first Borrowing Date, and (y) if such Lender becomes a Lender party to this Agreement after the first Borrowing Date, on or prior to the date such Lender becomes a Lender party hereto) will deliver to Investment Companies, on behalf of the Funds, and Operations Agent copies of EITHER U.S. Internal Revenue Service FORM W-8BEN or FORM W-8ECI as to such Lender's exemption from deduction and withholding of any United States federal income taxes. Each Lender which so delivers either U.S. Internal Revenue Service FORM W-8BEN or FORM W-8ECI pursuant to the previous sentence further undertakes to deliver to Investment Companies, on behalf of the Funds, and Operations Agent additional copies of such form (or a successor form) on or before the date that such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by Borrowers or Operations Agent, in each case certifying that such Lender is entitled to receive payments under this Agreement and its Note without deduction or withholding of any United States federal income taxes, UNLESS an event (including without limitation any change in treaty, law, or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises Borrowers and Operations Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.


                             ARTICLE III CONDITIONS

SECTION 3.01 EFFECTIVENESS. This Agreement shall become effective on the date that each of the following conditions shall have been satisfied (or waived in accordance with SECTION 9.05):

          (a) receipt by Administrative Agent of counterparts of this Agreement signed by each of the parties hereto;

          (b) receipt by Administrative Agent, for the account of each Lender, of a duly executed Note dated on or before the Effective Date complying with the provisions of SECTION 2.04;

          (c) receipt by Administrative Agent of an executed subordination agreement in substantially the form set forth on EXHIBIT F.

          (d) receipt by Administrative Agent of an opinion of counsel to USAA Investment Management Company (manager and adviser to Borrowers) addressed to Agents and Lenders, substantially in the form of EXHIBIT D, and satisfactory to Administrative Agent in all respects;

          (e) receipt by Administrative Agent of a certificate manually signed by an Authorized Individual of each Investment Company, on behalf of each Fund, to the effect set forth in SECTIONS 3.02(B) (if a Borrowing will occur on the Effective Date), (C), and (D), such certificate to be dated the Effective Date and to be in form and substance satisfactory to Administrative Agent;

          (f) receipt by Administrative Agent of a manually signed certificate from the Secretary of each Investment Company in form and substance satisfactory to Administrative Agent and dated the Effective Date (i) as to the incumbency of, and bearing manual specimen signatures of, Authorized Individuals of each Investment Company who are authorized to execute and take actions under the Loan Documents on behalf of each Fund, (ii) as to the Custodian and Investment Adviser of each Borrower, and (iii) certifying and attaching copies of (A) each Investment Company's declaration of trust, articles of incorporation, and by-laws (as applicable) as then in effect, and (B) duly authorized resolutions of each Investment Company's Board of Trustees or Board of Directors authorizing each Investment Company on behalf of each of its applicable Funds the execution, delivery, and performance of this Agreement and the other Loan Documents and the borrowings and transactions contemplated hereby and thereby;

(g)  receipt  by  Administrative  Agent  of  a  manually  signed certificate from the Secretary of each Investment Company in form and substance satisfactory to Administrative Agent and dated the Effective Date and certifying and attaching copies of (i) the current Prospectus and Statement of Additional Information for each Fund, (ii) the Annual Reports to the Shareholders of each Fund for the two most recently ended fiscal years and (iii) the most recent
Semi-Annual   Report  to  the   Shareholders   of  each  Fund;

          (h) receipt by Administrative Agent of legal existence and good standing certificates for each Investment Company from the Secretary of State of the applicable state dated no more than ten days prior to the Effective Date;

          (i) receipt by Administrative Agent of a copy of the articles of incorporation or declaration of trust of each Investment Company, with all amendments, certified as of a date no more than ten days prior to the Effective Date, by the Secretary of State of the applicable state;

          (j) receipt by Administrative Agent of a statement in conformity with the requirements of FEDERAL RESERVE FORM U-1 as referred to in REGULATION U;

          (k) satisfactory completion by Lenders of due diligence with respect to Borrowers;

(l) Lenders being satisfied that there has been no material adverse change in the business, financial position, or results of operations of any Borrower since the date of the most recent financial statements of the applicable Borrower referred to in SECTION 4.07;

          (m) receipt by Administrative Agent of all documents, opinions, and instruments it may reasonably request prior to the execution of this Agreement relating to compliance with applicable rules and regulations promulgated by the Federal Reserve Board and other governmental and regulatory authorities, the existence of each Borrower, the authority for and the validity and enforceability of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to Administrative Agent;

          (n) receipt by Administrative Agent of payment of all fees and expenses (including fees and disbursements of special counsel for Administrative Agent) then payable hereunder; and

          (o) all representations and warranties contained in this Agreement shall be true and correct;

PROVIDED that this Agreement shall not become effective or be binding on any party hereto unless all of the foregoing conditions are satisfied NOT LATER THAN January 8, 2004. Receipt by Administrative Agent of a Lender's signature to this Agreement shall mean that the conditions in SECTIONS 3.01 (K) and (L) have been satisfied as to that Lender. Administrative Agent shall promptly notify Borrowers and Lenders of the Effective Date, and such notice shall be conclusive and binding on all parties to this Agreement.

SECTION 3.02 ALL BORROWINGS. The obligation of any Lender to make a Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

          (a) receipt by Operations  Agent of a Borrowing  Notice as required by
SECTION 2.02, ALONG WITH all documents and information it may reasonably request to establish compliance with applicable rules and regulations promulgated by the Federal Reserve Board (which, as of the Effective Date, may include a list of all Margin Stock (as defined below) which directly or indirectly secures the
Loan), and receipt by such Lender of all such documents and instruments from Operations Agent;

          (b) immediately after such Borrowing, the aggregate principal amount of all Loans outstanding to the Borrower requesting the Loan will not exceed the Maximum Amount for such Borrower, and, immediately after such Borrowing, the aggregate principal amount of all Loans outstanding to all Borrowers will not exceed the aggregate Commitment Amounts;

          (c) immediately before and after such Borrowing, no Default or Event of Default with respect to the Borrower requesting the Loan shall have occurred and be continuing;

          (d) immediately before and after such Borrowing, the representations and warranties contained in this Agreement (except those set forth in SECTIONS 4.07(B) and 4.08) of the Borrower requesting the Loan shall be true and correct;

          (e) if Margin Stock constitutes 25% or more of the assets of the Fund for whose benefit the Loan is being requested, the aggregate principal amount of the Loans made to such Borrower do not exceed the sum of (i) 50% of the Fair Market Value (as defined below) of all Margin Stock held by such Fund and (ii) the sum of the Applicable Percentages (as defined below) of the Fair Market Value of all securities and other assets held by such Fund that are not Margin Stock. For purposes of the foregoing, (A) "APPLICABLE PERCENTAGE" means 95% in the case of U.S. Government and agency securities, 85% in the case of investment-grade municipal securities, 95% in the case of investment-grade money market instruments, 80% in the case of investment-grade corporate debt securities, and zero percent in all other cases; (B) "MARGIN STOCK" shall have the meaning assigned to such term in Regulation U; and (C) "FAIR MARKET VALUE" means, with respect to any security owned by a Fund, the value assigned to such security in accordance with the methods described in the Prospectus of such Fund in the most recent calculation by or for such Fund of the net asset value per share of such Fund;

          (f) no change shall have occurred in any law or regulation thereunder or in the interpretation thereof that in the good faith opinion of a Lender would make it illegal for such Lender to make such Loan; and

          (g) immediately before and after such Borrowing, no other Loan to the Borrower requesting the Loan shall have remained outstanding for 60 or more consecutive days.

Each Borrowing hereunder shall be deemed to be a representation and warranty on the date of such Borrowing by the Borrower requesting the Loan as to the facts specified in SECTIONS 3.02(B), (C), (D), and (E).

SECTION 3.03 NEW INVESTMENT COMPANIES, NEW FUNDS, NEW SUBADVISERS. (a) After the Effective Date, so long as no Default or Event of Default has occurred and is continuing, and with the prior written consent of Agents and Lenders, which consent will not be unreasonably withheld:

               (i) Any Additional Investment Company may become an Investment Company hereunder and for all purposes of the Loan Documents by submitting an amended SCHEDULE 2 to this Agreement to Agents (which amended SCHEDULE 2 shall replace the SCHEDULE 2 which is then a part of this Agreement) and such other documents as either Agent may reasonably request.

               (ii) Any Additional Fund may become a Fund hereunder and for all purposes of the Loan Documents by submitting an amended SCHEDULE 2 to this Agreement to Agents (which amended SCHEDULE 2 shall replace the SCHEDULE 2 which is then a part of this Agreement) and such other documents as either Agent may reasonably request; provided that no such amendment of SCHEDULE 2 shall establish or amend the Borrowing Limit applicable to any Fund without the prior consent of Agents and Lenders.

          (b) After the Effective Date, so long as no Default or Event of Default has occurred and is continuing, any Investment Company may, by submitting an amended SCHEDULE 3 to this Agreement to Agents (which amended
SCHEDULE 3 shall replace the SCHEDULE 3 which is then a part of this Agreement), add new subadvisers, which are not currently subadvising any other Fund; provided that no such amendment of SCHEDULE 3 would cause any Borrower to become an Affiliate Advised Borrower without the prior written consent of Lenders.


                    ARTICLE IV REPRESENTATIONS AND WARRANTIES

Each Borrower severally represents and warrants that:

SECTION 4.01 EXISTENCE AND POWER; INVESTMENT COMPANY. (a) The Investment Company of which it is a part is validly existing and in good standing under the laws of the state of its formation. Such Investment Company has all corporate or trust powers, and such Investment Company and such Borrower has all authorizations and approvals, in each case, required to carry on its business as now conducted.

          (b) The Investment Company of which it is a part is an open-end management investment company registered as such under the Investment Company Act, and the outstanding shares of each class of its stock (i) have been duly issued and are fully paid and non-assessable, (ii) have been duly registered under the Securities Act of 1933, as amended (EXCEPT in the case of initial seed capital shares which were issued in a transaction exempt from any registration), and (iii) have been sold only in states or other jurisdictions in which all filings required to be made under applicable state securities laws have been made.

          (c) Such Borrower has been duly established as a separate fund of the Investment Company of which it is a part, and its assets and liabilities are segregated from the assets and liabilities of each other Borrower. Such Borrower is not subject to any liabilities of any other Borrower, OTHER THAN expenses that are not chargeable to a particular Borrower but which are appropriately allocated among all Borrowers.

SECTION 4.02 AUTHORIZATION; NO CONTRAVENTION. The execution, delivery, and performance by such Borrower of this Agreement, the Notes, and each other Loan Document to which it is a party are within such Borrower's powers, have been duly authorized by all necessary action, require no authorization or action by or in respect of, or filing with, any governmental body, agency, or official or any shareholder or creditor of such Borrower, and do not contravene, or constitute a default under, any provision of applicable law or regulation (including, without limitation, the Investment Company Act), the declaration of trust, articles of incorporation, or by-laws of the Investment Company of which it is a part, any agreement, judgment, injunction, order, decree, or other instrument binding upon such Borrower's most recent Prospectus or Statement of Additional Information, or result in the creation or imposition of any Lien on any asset of such Borrower.

SECTION 4.03 BINDING EFFECT. Each Loan Document has been duly executed and delivered by such Borrower and constitutes valid and binding obligations of such Borrower, in each case enforceable in accordance with their terms. Such Borrower's assets are subject to and liable for the repayment of the Obligations owing by such Borrower.

SECTION 4.04 COMPLIANCE WITH MARGIN RULES. The execution, delivery, and performance by such Borrower of this Agreement, the Notes, and the other Loan Documents and the transactions contemplated hereunder and thereunder will not violate REGULATION U or REGULATION X.

SECTION 4.05 NON-AFFILIATION WITH LENDERS. So far as appears from the records of such Borrower, neither any Lender nor any Affiliate of any Lender known to such Borrower is an Affiliate of such Borrower, and neither such Borrower nor any Affiliate of such Borrower is an Affiliate of any Lender or any Affiliate of any Lender known to such Borrower, except as set forth on SCHEDULE 3.

SECTION 4.06 SUBSIDIARIES. Such Borrower has no Subsidiaries.

SECTION 4.07 FINANCIAL INFORMATION. (a) The statement of assets and liabilities of such Borrower, as of the last day of such Borrower's fiscal year most recently ended prior to the Effective Date (or, with respect to each Additional Fund which becomes a Fund hereunder, on the date such Additional Fund becomes a Fund hereunder), and the related statements of operations and changes in net assets for the fiscal year ended on such date, reported on by independent public accountants of nationally recognized standing and set forth in the Annual Report for the fiscal year ended on such date, TOGETHER WITH the notes and schedules thereto, present fairly, in all material respects, in conformity with generally accepted accounting principles, the financial position of such Borrower as of such date.

                  (b) With respect to each Borrower party to this Agreement on the Effective Date, as of the Effective Date, there has been no material adverse change in the business, financial position, or results of operations of such Borrower since the last day of such Borrower's fiscal year most recently ended prior to the Effective Date. With respect to each Additional Fund which becomes a Fund after the Effective Date, as of the date on which such Additional Fund becomes a Fund hereunder, there has been no material adverse change in the business, financial position, or results of operations of such Borrower since the last day of such Borrower's fiscal year most recently ended prior to the date on which such Additional Fund becomes a Fund hereunder.

SECTION 4.08 LITIGATION. As of the Effective Date, there is no action, suit, or proceeding pending against, or to the knowledge of such Borrower threatened against or affecting, such Borrower before any court or arbitrator or any governmental body, agency, or official in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, financial position, or results of operations of such Borrower, or which in any manner draws into question the validity or enforceability of this Agreement, the Notes, or any other Loan Document.

SECTION 4.09 ERISA. (a) Such Borrower is not a member of an ERISA Group or has liability in respect of any Benefit Arrangement, Plan, or Multiemployer Plan subject to ERISA.

          (b)  No  Loan  to  such   Borrower   will   constitute  a  "PROHIBITED
TRANSACTION" within the meaning of SECTION 406 of ERISA or SECTION 4975 of the Internal Revenue Code for which an exemption is not available.

SECTION 4.10 TAXES. Such Borrower has elected to be treated and qualifies, and has qualified for treatment as such for each taxable year of its operation, as a "regulated investment company" within the meaning of the Internal Revenue Code. Such Borrower has timely filed all United States Federal income tax returns and all other material tax returns which are required to be filed by it and has paid all taxes due pursuant to such returns or pursuant to any assessment received by it. The charges, accruals, and reserves on the books of such Borrower in respect of taxes or other governmental charges are, in the opinion of such Borrower, adequate.

SECTION 4.11 COMPLIANCE. (a) Such Borrower is in compliance in all material respects with all applicable federal and state securities or similar laws and regulations, including without limitation, all material rules, regulations, and administrative orders of the SEC and applicable Blue Sky authorities. Such Borrower has filed all reports with the SEC that are required of it. Such Borrower is in compliance in all material respects with all of the provisions of the Investment Company Act and all regulations thereunder, including Section 18. Such Borrower is in compliance in all material respects with all other applicable laws and regulations and all applicable ordinances, decrees, requirements, orders, and judgments of, and all of the terms of any applicable licenses and permits issued by, any governmental body, agency, or official, and all agreements and instruments to which it may be subject or any of its properties may be bound, in each case where the violation thereof may have a material adverse effect on its business, financial position, or results of operations. Such Borrower is in compliance in all material respects with all investment policies and restrictions set forth in its Prospectus and Statement of Additional Information.

          (b) No Default or Event of Default has occurred and is continuing with respect to such Borrower.

          (c) Such Borrower is not subject to regulation under any federal, state, local, or foreign statute or regulation (OTHER THAN the Investment Company Act) which limits its ability to incur indebtedness. EXCEPT as set forth on SCHEDULE 4.11(C), such Borrower has not entered into any agreement with any federal, state, local, or foreign governmental authority or regulator limiting its ability to incur indebtedness. The borrowing limitations adopted by such Borrower in its Prospectus, Statement of Additional Information, or elsewhere are set forth on SCHEDULE 4.11(C).

SECTION 4.12 FULL DISCLOSURE. All information heretofore furnished in writing by or on behalf of such Borrower to Lenders for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by such Borrower to Lenders will be, true and accurate in all material respects on the date as of which such information is stated or certified. Such information, taken as a whole, does not omit and will not omit to state a material fact necessary to make the statements contained in such information, in light of the circumstances under which they were made, not misleading.

SECTION 4.13 TAX SHELTER REGULATIONS. Such Borrower does not intend to treat any Loan or other transaction contemplated by this Agreement as being a "REPORTABLE TRANSACTION" (within the meaning of TREASURY REGULATION SECTION 1.6011-4). If such Borrower determines to take any action inconsistent with such intention, it will promptly notify Administrative Agent thereof. Such Borrower acknowledges that Administrative Agent and/or one or more Lenders may treat its Loans as part of a transaction that is subject to TREASURY REGULATION SECTION 1.6011-4 or
SECTION 301.6112-1, and Administrative Agent and such Lender or Lenders, as applicable, may file such IRS forms or maintain such lists and other records as they may determine is required by such Treasury Regulations.


                               ARTICLE V COVENANTS

Each Borrower severally agrees that, SO LONG AS any Lender has any Commitment to any Borrower hereunder or any amount payable by such Borrower under any Note or any other Loan Document remains unpaid:

SECTION 5.01 INFORMATION. Such Borrower will deliver to each Lender:

          (a) as soon as available and in any event within 75 days after the end of each fiscal year of such Borrower, (i) a statement of its assets and liabilities, including the portfolio of investments, as of the end of such fiscal year and the related statements of operations and changes in net assets for such fiscal year, or (ii) if different from the foregoing, the statements which such Borrower is required to prepare under applicable laws and regulations as of the end of such period, all reported in a manner acceptable to the SEC, together, in each case, with an audit report thereon issued by independent public accountants of nationally recognized standing;

          (b) as soon as available and in any event within 75 days after the end of the first semi-annual period of each fiscal year of such Borrower, (i) a statement of its assets and liabilities, including the portfolio of investments, as of the end of such period, (ii) if different from the foregoing, the statements which such Borrower is required to prepare under applicable laws and regulations as of the end of such period, all certified (subject to normal year-end adjustments) as to fairness of presentation, generally accepted accounting principles and consistency by the treasurer or vice president of such Borrower or accompanied by an audit report thereon issued by independent public accountants of nationally recognized standing;

          (c) simultaneously with the delivery of each document referred to in SECTIONS 5.01(A) and (B), and not later than 1:00 p.m. (Boston, Massachusetts, time) on each Business Day on which a Loan is made to such Borrower, a certificate of an Authorized Individual of the applicable Investment Company (i) stating whether any Default or Event of Default with respect to such Borrower exists on the date of such certificate and, if any Default or Event of Default with respect to such Borrower then exists, setting forth the details thereof and the action which it is taking or proposes to take with respect thereto, and (ii) setting forth in reasonable detail the calculations required to establish whether such Borrower is in compliance with the Borrowing Limit on the date of such certificate;

          (d) promptly after such Borrower obtains knowledge of any Default or Event of Default with respect to such Borrower, a certificate of an Authorized Individual of the applicable Investment Company setting forth the details thereof and the action which such Borrower is taking or proposes to take with respect thereto;

          (e) promptly upon the filing thereof with the SEC or the mailing thereof to shareholders of such Borrower, copies of all reports to shareholders, amendments, and supplements to such Borrower's Prospectus and Statement of Additional Information, proxy statements, and other materials of a financial or otherwise material nature;

          (f) promptly upon any officer of the applicable Investment Company becoming aware of any action, suit, or proceeding of the type described in
SECTION 4.08 with respect to such Borrower, notice and a description thereof (without waiving the attorney client or other applicable privileges related thereto) and copies of any filed complaint relating thereto;

          (g) from time to time such additional information regarding the financial position or business of such Borrower as either Agent in its sole discretion or at the request of any Lender may reasonably request;

          (h) if a Loan to such Borrower is not repaid in full within 10 days after the Borrowing Date, and until such Loan is repaid in full, to deliver to Agents, within two Business Days after each Friday occurring after such 10th day, a statement setting forth the Total Assets of such Borrower as of the close of business on each such Friday;

          (i) promptly after such Borrower has notified Administrative Agent of any intention by such Borrower to treat the Loans and other transactions contemplated by this Agreement as being a "REPORTABLE TRANSACTION" (within the meaning of TREASURY REGULATION SECTION 1.6011-4), a duly completed copy of IRS FORM 8886 or any successor form; and

          (j) within two Business Days after the request of either Agent or any Lender (which may be made by such Agent or Lender from time to time if such Agent or Lender in good faith believes that there has been a material adverse change in the capital markets generally), a statement setting forth the Total Assets of each Borrower for whose benefit a Loan is outstanding on the date of such request.

SECTION 5.02 PAYMENT OF OBLIGATIONS. Such Borrower will duly and punctually pay or cause to be paid the principal and interest on the Loans made to it and all other amounts payable by it provided for in this Agreement and the other Loan Documents. Such Borrower will pay and discharge, at or before maturity or within any applicable grace period, all of its material obligations and liabilities, including, without limitation, the Other Credit Facility and tax liabilities, EXCEPT where the same may be contested in good faith by appropriate proceedings, and will maintain, in accordance with generally accepted accounting principles, appropriate reserves for the accrual of any of the same.

SECTION 5.03 MAINTENANCE OF INSURANCE. Such Borrower will maintain with financially sound and reputable insurance companies, policies with respect to its business against at least such risks (and with no greater risk retentions) and in at least such amounts as are required by the Investment Company Act; and will furnish to Lenders, upon request, information presented in reasonable detail as to the insurance so carried.

SECTION 5.04 CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE. Such Borrower will continue to engage in business of the same general type as now conducted by it and the applicable Investment Company will preserve, renew, and keep in full force and effect its existence under applicable state law and its rights, privileges, and franchises necessary in the normal conduct of its business. The applicable Investment Company will maintain in full force and effect its registration as an open-end management company under the Investment Company Act and keep in full force and effect the existence of such Borrower as a separate fund of the applicable Investment Company, EXCEPT as provided in SECTION 5.09(C).

SECTION 5.05 COMPLIANCE WITH LAWS. Such Borrower will comply in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, ERISA and the Investment Company Act and the rules and regulations thereunder) except where the necessity of compliance therewith is contested in good faith by appropriate proceedings or exemptive relief has been obtained therefrom and remains in effect. Such Borrower will file all federal and other tax returns, reports, and declarations required by all relevant jurisdictions on or before the due dates for such returns, reports, and declarations and will pay all taxes and other governmental assessments and charges as and when they become due (EXCEPT those that are being contested in good faith by such Borrower and as to which such Borrower has established appropriate reserves on its books and records).

SECTION 5.06 INSPECTION OF PROPERTY, BOOKS AND RECORDS. Such Borrower will keep proper books of record and account in which full, true, and correct entries shall be made of all dealings and transactions in relation to its business and activities; and, subject to applicable confidentiality obligations of this Agreement, will permit representatives of any Lender, at such Lender's expense, to visit and inspect any of its offices, to examine and make abstracts from any of its books and records, and to discuss its affairs, finances, and accounts with its officers, employees, and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

SECTION 5.07 DEBT. Without the prior written consent of Required Lenders, such Borrower will not create, assume or suffer to exist any Debt other than:

          (a) Debt arising under this Agreement and the Notes;

          (b) Debt in favor of such Borrower's Custodian consisting of overnight extensions of credit from such Custodian in the ordinary course of business;

          (c) Debt pursuant to the Other Credit Facility; and (d) Debt arising in connection with portfolio investments and investment techniques permissible under the Investment Company Act and other applicable laws, rules, and regulations and consistent with such Borrower's investment objectives and fundamental and operating investment restrictions;

PROVIDED that in no event shall such Borrower (A) enter into or utilize swaps, caps, options, futures contracts, options on futures contracts, or other similar portfolio investments or investment techniques, except to the extent permissible under the Investment Company Act and consistent with such Borrower's investment objectives and fundamental and operating investment restrictions, (B) enter into reverse repurchase agreements for an aggregate amount which exceeds 10% of such Borrower's Total Assets at any time, (C) borrow money or create leverage under any arrangement OTHER THAN (v) from Lenders hereunder, (w) on an overnight basis from such Borrower's Custodian to the extent provided in SECTION 5.07(B), (x) pursuant to the Other Credit Facility, (y) pursuant to investment techniques to the extent provided in CLAUSE (A) preceding, or (z) pursuant to reverse repurchase agreements to the extent provided in CLAUSE (B) preceding, or (D) issue or be or remain liable for or have outstanding any "SENIOR SECURITY" (as defined in the Investment Company Act), except that such Borrower may borrow from Lenders pursuant to this Agreement. Such Borrower will not issue or have outstanding any preferred stock.

SECTION 5.08 NEGATIVE PLEDGE. Such Borrower will not create, assume, or suffer to exist any Lien on any of its assets (including the income and profits thereon), whether such asset is now owned or hereafter acquired, EXCEPT (a) Liens for taxes, assessments, or governmental charges or levies the payment of which is not at the time required,
(b) Liens in favor of such Borrower's Custodian granted pursuant to the custody agreement with such Custodian to secure obligations arising under such custody agreement, PROVIDED that the aggregate amount of assets encumbered by such Borrower pursuant to this SECTION 5.08(B) does not at any time exceed 10% of such Borrower's Total Assets, (c) Liens arising out of judgments which are being contested in good faith and by appropriate proceedings diligently conducted, and for which adequate reserves have been set aside in accordance with generally accepted accounting principles, provided that enforcement thereof is stayed pending such contest, (d) encumbrances consisting of the segregation of assets covering obligations under reverse repurchase agreement to the extent permitted by CLAUSE (B) of SECTION 5.07, and (d) other encumbrances created in connection with such Borrower's portfolio investments (and not for the primary purpose of borrowing money) to the extent permitted by the provisions of such Borrower's Prospectus and Statement of Additional Information and SECTION 5.07, provided that the aggregate amount of such encumbered assets of such Borrower pursuant to this SECTION 5.08(D) does not at any time exceed 10% of such Borrower's Total Assets.

SECTION 5.09 CONSOLIDATIONS, MERGERS, AND SALES OF ASSETS. Such Borrower will not consolidate or merge with or into any other Person or reorganize its assets into a non-series entity, nor will such Borrower sell, lease, or otherwise transfer, directly or indirectly, all or any substantial part of its assets to any other Person except that:

          (a) such Borrower may sell its assets in the ordinary course of business as described in its Prospectus;

          (b) such Borrower may merge, consolidate, or reorganize its assets with another Fund, another fund of the applicable Investment Company, or a fund of an Affiliate of the applicable Investment Company, provided that (i) such Borrower shall be the surviving entity, and (ii) such Borrower shall notify Lenders in writing of its intention to so consolidate, merge, or reorganize no later than 15 days prior to the date of the proposed consolidation, merger, or reorganization; and

          (c) such Borrower may consolidate, merge, or reorganize its assets with or into any other entity, liquidate its assets, or transfer any of its assets to any other entity, PROVIDED THAT, in each case, (i) such Borrower shall notify Lenders in writing of its intention to so consolidate, merge, reorganize, liquidate, or transfer its assets no later than 15 days prior to the date of such proposed consolidation, merger, reorganization, liquidation, or transfer, ALONG with a revised SCHEDULE 2 which gives effect to such consolidation, merger, reorganization, liquidation, or transfer, (ii) all Obligations of such Borrower shall have been paid in full on or prior to the date of such consolidation, merger, reorganization, liquidation, or transfer, and(iii) from and after the date of such consolidation, merger, reorganization, liquidation, or transfer such Borrower shall no longer be a Borrower under this Agreement and such Borrower shall no longer be permitted to request any Borrowing.

Such Borrower will not invest all of its investable assets in any other open-end management investment company or otherwise employ a master-feeder or fund of funds investment structure or any other multiple investment company structure, except to the extent permissible under the Investment Company Act and consistent with such Borrower's investment objectives and fundamental and operating investment restrictions.

SECTION 5.10 USE OF PROCEEDS. Such Borrower will use the proceeds of each Loan made to it solely for temporary or emergency purposes in accordance with such Borrower's Borrowing Limit and Prospectus in effect at the time of such Loan, including but not limited to, the funding of redemption requests. Such Borrower will not purchase portfolio securities while there is a Loan outstanding under this Agreement and/or a loan outstanding under the Other Credit Facility for its benefit, if the aggregate amount of such Loan and such other loan under the Other Credit Facility exceeds 10% of the Total Assets of such Borrower. Such Borrower will not, directly or indirectly, use any proceeds of any Loan for any purpose which would violate any provision of any applicable statute, regulation, order, or restriction, including, without limitation, REGULATION U, REGULATION X, or any other regulation of the Board of Governors of the Federal Reserve System or the Securities Exchange Act of 1934, as amended.

SECTION 5.11 FINANCIAL CONDITION COVENANT. Such Borrower will not (a) permit its Asset Coverage Ratio to be less than 300%, (b) allow its borrowings and/or Debt to exceed the limits set forth in its Prospectus, or (c) allow borrowings and/or Debt to exceed the requirement of the Investment Company Act. As used in this
Section: "ASSET COVERAGE RATIO," means, with respect to any Borrower, the ratio which the value of Total Assets of such Borrower less all liabilities and indebtedness of such Borrower not represented by Senior Securities, bears to the aggregate amount of all Senior Securities representing indebtedness of such
Borrower; "SENIOR Security" means any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness (including without limitation all Loans under this Agreement and the Other Credit Facility), and any share of beneficial interest of a Borrower of a class having priority over any other class of shares of such Borrower as to distribution of assets or payment of dividends; and "SENIOR SECURITY REPRESENTING INDEBTEDNESS" means any Senior Security OTHER THAN stock. For the purpose of calculating the Asset Coverage Ratio, the amount of any liability or indebtedness owed by such Borrower deducted from Total Assets shall be equal to the GREATER of (x) the outstanding amount of such liability or indebtedness, and
(y) the fair market value of all assets owned by such Borrower securing such liability or indebtedness.

SECTION 5.12 BORROWING LIMIT. Such Borrower will not permit, at any time, the aggregate amount of its Loans outstanding under this Agreement plus its loans outstanding under the Other Credit Facility to exceed its Borrowing Limit.

SECTION 5.13 COMPLIANCE WITH PROSPECTUS. Such Borrower will at all times comply in all material respects with the investment objectives, limitations, and policies set forth in its Prospectus and Statement of Additional Information, and will not make any investment, loan, advance, or extension of credit inconsistent with those investment objectives, limitations, and policies. Such Borrower will not permit its investment objective or any fundamental policy or its diversified status (if it is diversified) to be changed from those in effect on the Effective

Date (or, with respect to each Additional Fund which becomes a Fund hereunder, on the date such Additional Fund becomes a Fund hereunder) and reflected in its Prospectus and Statement of Additional Information delivered to Lenders on the Effective Date (or, with respect to each Additional Fund, on the date such Additional Fund becomes a Fund hereunder) without written notice to Agents and Lenders at least 30 days prior to the date of such proposed investment objective or any fundamental policy becoming effective. Upon receipt of such notice, Required Lenders may reduce the Borrowing Limit for any affected Borrower.

SECTION 5.14 NON-AFFILIATION WITH LENDERS. Such Borrower will not at any time become an Affiliate of any Lender or any Affiliate of any Lender known to such Borrower without Lenders' prior written consent, and such Borrower will use its best efforts to ensure that none of its Affiliates is or becomes an Affiliate of any Lender or any Affiliate of any Lender known to such Borrower UNLESS such Borrower complies with all obligations hereunder in connection therewith.

SECTION 5.15 REGULATED INVESTMENT COMPANY. The applicable Investment Company will maintain its status as a "REGULATED INVESTMENT COMPANY" under the Internal Revenue Code at all times and will make sufficient distributions to qualify to be taxed as a "REGULATED INVESTMENT COMPANY" pursuant to SUBCHAPTER M of the Internal Revenue Code.

SECTION 5.16 NO SUBSIDIARY. Such Borrower will not have at any time any Subsidiary.

SECTION 5.17 ERISA. Such Borrower will not become a member of any ERISA Group or have any liability in respect of any Benefit Arrangement, Plan, or Multiemployer Plan subject to ERISA.

                               ARTICLE VI DEFAULTS

SECTION 6.01 EVENTS OF DEFAULT. If one or more of the following events ("EVENTS OF DEFAULT") shall have occurred and be continuing with respect to any Borrower:

          (a) such Borrower shall (i) fail to pay any principal of any Loan to such Borrower when due or (ii) fail to pay any interest on any Loan to such Borrower or any fee or any other amount payable under this Agreement within five days of the date when due;

          (b) such Borrower shall fail to observe or perform any term, covenant, or agreement contained in ARTICLE V;

          (c) such Borrower shall fail to observe or perform any term, covenant, or agreement (other than those specified in SECTIONS 6.01(A) and (B)) contained in this Agreement or in any other Loan Document for 30 Business Days after written notice of such failure has been given to such Borrower by Operations Agent at the request of any Agent or Lender;

          (d) any representation, warranty, certification, or written statement made by such Borrower in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made;

          (e) such Borrower shall fail to make any payment in respect of any of its Debt with an aggregate principal amount of 0.5% of its Total Assets or greater (OTHER THAN a Loan under this Agreement), including under the Other Credit Facility, when due or within any applicable grace period;

          (f) any event or condition shall occur which results in the acceleration of the maturity of any of its Debt with an aggregate principal amount of 0.5% of its Total Assets or greater, including under the Other Credit Facility, or enables (or, with the giving of notice or lapse of time or both, would enable) the holder of such Debt or any Person acting on such holder's behalf to accelerate the maturity thereof;

          (g) such Borrower or applicable Investment Company shall seek the appointment of a trustee, receiver, liquidator, custodian, or other similar official for it or any of its series or any substantial part of its property or the property of any of its series, or shall commence a voluntary case or other proceeding seeking liquidation, reorganization, or other relief with respect to itself or any of its series or any of its or its series' debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, or other similar official for it or any of its series or any substantial part of its or any of its series' property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or such series, or such Borrower or applicable Investment Company, as applicable, shall make a general assignment for the benefit of creditors, or shall fail generally to pay its or its series' debts as they become due, or shall take any action to authorize any of the foregoing;

          (h) an involuntary case or other proceeding shall be commenced against such Borrower or applicable Investment Company seeking liquidation, reorganization, or other relief with respect to it or any of its series' debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or any of its series, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against such Borrower or applicable Investment Company under the federal bankruptcy laws as now or hereafter in effect;

          (i) a judgment or order for the payment of money in excess of $5,000,000 shall be rendered against such Borrower and such judgment or order shall not be stayed, vacated, discharged, satisfied, or bonded pending appeal for a period of 30 days;

          (j) the investment advisory agreement or management agreement with the Investment Adviser which is in effect for such Borrower on the Effective Date (or, with respect to each Additional Fund which becomes a Fund hereunder, on the date such Additional Fund becomes a Fund hereunder) shall terminate and not be replaced with an investment advisory agreement or management agreement with the Investment Adviser, or the Investment Adviser shall otherwise cease to be the investment adviser to such Borrower; provided that, subject to the terms and conditions hereof, the Investment Adviser shall be permitted to (i) hire one or more of the existing subadvisers listed on SCHEDULE 3 as subadvisers for any Fund unless such action would result in any Borrower becoming an Affiliate Advised Borrower and (ii) add new subadvisers as provided in SECTION 3.03(C); or

          (k) the Custodian of such Borrower shall cease to be its Custodian and such Custodian is not replaced by a Custodian reasonably acceptable to Required Lenders;

then, and in every such event, Administrative Agent shall (i) if requested by Required Lenders, by notice to the defaulting Borrower terminate the Commitments as to such Borrower, and they shall thereupon terminate, and (ii) if requested by Required Lenders, by notice to the defaulting Borrower declare the Loans to such Borrower (TOGETHER WITH accrued interest thereon) to be, and such Loans (TOGETHER WITH accrued interest thereon) shall thereupon become, immediately due and payable without presentment, demand, protest, or other notice of any kind, all of which are hereby waived by such Borrower; PROVIDED that in the case of any Event of Default specified in SECTION 6.01(G) or (H), automatically without any notice to the defaulting Borrower or any other act by Agents or Lenders, the Commitments shall thereupon terminate as to the defaulting Borrower and the aggregate outstanding principal amount of the Loans to such Borrower (TOGETHER WITH accrued interest thereon) shall become immediately due and payable without presentment, demand, protest, or other notice of any kind, all of which are hereby waived by such Borrower.

         Notwithstanding any provision of this Agreement to the contrary, if there occurs any Default or Event of Default solely with respect to a particular Borrower, such Default or Event of Default shall not constitute, in and of itself, a Default or an Event of Default with respect to any other Borrower and shall not permit Lenders to terminate the Commitments or exercise any of their other remedies as to any other Borrower.

SECTION 6.02 NOTICE OF DEFAULT. Administrative Agent shall give notice to a defaulting Borrower under SECTION 6.01(C) promptly upon being requested to do so by any Agent or Lender and shall thereupon notify all Lenders thereof.


                                   ARTICLE VII

                                   THE AGENTS

SECTION 7.01 APPOINTMENT AND AUTHORIZATION. Subject to SECTION 7.07, each Lender irrevocably appoints and authorizes Operations Agent to take such action as agent on its behalf and to exercise such powers under this Agreement, the Notes, and the other Loan Documents as are delegated to Operations Agent by the terms hereof or thereof, TOGETHER WITH all such powers as are reasonably incidental thereto. Subject to SECTION 7.07, each Lender irrevocably appoints and authorizes Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement, the Notes, and the other Loan Documents as are delegated to Administrative Agent by the terms hereof or thereof, TOGETHER WITH all such powers as are reasonably incidental thereto. Either Agent may execute any of its respective duties under this Agreement or any other Loan Document by or through agents, employees, or attorneys-in-fact. Neither Agent shall be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

SECTION 7.02 ACTIONS BY THE AGENTS. The duties and responsibilities of each Agent are only those expressly set forth herein. The relationship between each Agent and Lenders is and shall be that of agent and principal only, and nothing contained in this Agreement or any other Loans Document shall be construed to constitute either Agent as a trustee for any Lender. Without limiting the generality of the foregoing, no Agent shall be required to take any action with respect to any Default or Event of Default, EXCEPT as expressly provided in
ARTICLE VI. Neither Agent shall have or shall be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations, or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against either Agent. Without limiting the generality of the foregoing sentence, the use of the term "AGENT" herein and in the other Loan Documents with reference to Administrative Agent or Operations Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative or operational relationship between independent contracting parties.

SECTION 7.03 CONSULTATION WITH EXPERTS. Each Agent may consult with, and shall be entitled to advise of, legal counsel, independent public accountants, and other consultants or experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants, consultants, or experts.

SECTION 7.04 LIABILITY OF AGENTS. Neither Agent nor any of its respective directors, officers, agents, or employees shall be liable for any action taken or not taken by it in connection herewith (a) with the consent or at the request of the Required Lenders (or all Lenders, as may be required hereunder) or (b) in the absence of its own gross negligence or willful misconduct. Neither Agent nor any of its respective directors, officers, agents, or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (i) any statement, warranty, or representation made by any other Person in connection with this Agreement or any Borrowing hereunder; (ii) the performance or observance of any covenant or agreement of any Borrower; (iii) the satisfaction of any condition specified in ARTICLE III, EXCEPT receipt of items required to be delivered to it; or (iv) the validity, enforceability, effectiveness, or genuineness of this Agreement (EXCEPT as to its own execution of this Agreement), the Notes, the other Loan Documents, or any other instrument or writing furnished in connection herewith or therewith. No Agent shall incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex, or similar writing) reasonably believed by it to be genuine or to be signed by the proper party or parties.

SECTION 7.05 INDEMNIFICATION. Each Lender shall, ratably in accordance with its Commitment, indemnify each Agent (to the extent not reimbursed by Borrowers) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss, or liability (EXCEPT such as directly result from such Agent's gross negligence or willful misconduct) that such Agent may suffer or incur in connection with this Agreement or any other Loan Document or any action taken or omitted by such Agent hereunder or thereunder; PROVIDED, HOWEVER, that no action taken in accordance with the directions of Required Lenders (or all Lenders, as may be required hereunder) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. The undertaking in this Section shall survive termination of the aggregate Commitments, the payment of all other obligations of Borrowers under this Agreement and the other Loan Documents, and the resignation of Agents.

SECTION 7.06 CREDIT DECISION. Each Lender acknowledges that it has, independently and without reliance upon either Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon either Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

SECTION  7.07  SUCCESSOR  AGENTS.  Each  Agent may  resign at any time by giving written notice thereof to Lenders and Borrowers. Upon any such resignation, Required Lenders shall have the right to appoint a successor Agent with the prior written consent of each Borrower that is not in default hereunder, which consent shall not be unreasonably withheld or delayed. If no successor Agent shall have been so appointed by Required Lenders within 30 days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of Lenders, appoint a successor Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of its appointment as an Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as an Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent. If no successor agent has accepted appointment as Administrative Agent or Operations Agent, as applicable, by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and Lenders shall perform all of the duties of Administrative Agent or Operations Agent, as applicable, hereunder until such time, if any, as Required Lenders appoint a successor agent as provided for above.

SECTION 7.08 AGENTS AS LENDERS. Bank of America, State Street, and their respective Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in, and generally engage in any kind of banking, trust, financial advisory, underwriting, custodial, fund servicing, or other business with any Investment Company, Borrower, Fund, and their respective Affiliates as though Bank of America and State Street were not Administrative Agent and Operations Agent, respectively, hereunder and without notice to or consent of Lenders. Lenders acknowledge that, pursuant to such activities, Bank of America, State Street, and their respective Affiliates may receive information regarding any Investment Company, Borrower, Fund, or respective Affiliate (including information that may be subject to confidentiality obligations in favor of such Investment Company, Borrower, Fund, or Affiliate) and acknowledge that Agents shall be under no obligation to provide such information to them. With respect to their respective Commitments and Loans, Bank of America and State Street shall each have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent or the Operations Agent, and the terms "LENDER" and "LENDERS" include Bank of America and State Street in their respective individual capacities.

SECTION 7.09 DISTRIBUTION BY OPERATIONS AGENT.. If in the opinion of Operations Agent the distribution of any amount received by it in such capacity hereunder, under the Notes, or under any other Loan Document might involve it in liability, it may refrain from making such distribution UNTIL its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by Operations Agent is to be repaid, each Person to whom any such distribution shall have been made shall EITHER repay to Operations Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

SECTION 7.10 DELINQUENT LENDERS. (a) Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, any Lender that (i) willfully does not or (ii) does not as a result of a Failure (as defined below)
(A) make available to Operations Agent its PRO RATA share of any Loan, or (B) comply with the provisions of SECTION 9.04 with respect to making dispositions and arrangements with the other Lenders, where such Lender's share of any payment received, whether by setoff or otherwise, is in excess of its PRO RATA share of such payments due and to payable to all Lenders, in each case as, when and to the full extent required by the provisions of this Agreement, shall be deemed delinquent (a "DELINQUENT LENDER") and shall be deemed a Delinquent Lender until such time as such delinquency is satisfied. A Delinquent Lender shall be deemed to have assigned any and all payments due to it from each Borrower, whether on account of outstanding Loans, interest, fees, or otherwise, to the remaining nondelinquent Lenders for application to, and reduction of, their respective PRO RATA shares of all outstanding Loans to such Borrower. The Delinquent Lender hereby authorizes Operations Agent to distribute such payments to the nondelinquent Lenders in proportion to their respective pro rata shares of all such outstanding Loans. A Delinquent Lender shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans of the nondelinquent Lenders, Lenders' respective PRO RATA shares of all outstanding Loans have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

          (b) For purposes of this  SECTION  7.10, a "FAILURE" of a Lender means
(i) it shall seek the appointment of a trustee, receiver, liquidator, custodian, or other similar official for it or any substantial part of its property, or shall commence a voluntary case or other proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, or other similar official for it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or (ii) it makes a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing, or (iii) an involuntary case or other proceeding shall be commenced against it seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it, or
(iv) an order for relief shall be entered against it under the federal bankruptcy laws as now or hereafter in effect.

SECTION 7.11 PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, or reorganization, or other judicial proceeding relative to any Borrower, either Agent shall be entitled and empowered, by intervention in such proceeding or otherwise:

          (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of Lenders and Agents (including any claim for the reasonable compensation, expenses, disbursements, and advances of Lenders and Agents and their respective agents and counsel and all other amounts due Lenders and Agents under SECTIONS 2.07 and 9.03) allowed in such judicial proceeding; and

          (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

     and any custodian, receiver, assignee, trustee, liquidator, sequestrator, or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to Operations Agent and, in the event that Operations Agent shall consent to the making of such payments directly to Lenders, to pay to each Agent any amount due for the reasonable compensation, expenses, disbursements, and advances of such Agent and its agents and counsel, and any other amounts due each Agent under SECTIONS 2.07 and 9.03.

Nothing contained herein shall be deemed to authorize either Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment, or composition affecting the obligations of Borrowers under this Agreement or the other Loan Documents or the rights of any Lender or to authorize either Agent to vote in respect of the claim of any Lender in any such proceeding.


                      ARTICLE VIII CHANGE IN CIRCUMSTANCES

SECTION 8.01 INCREASED COST AND REDUCED RETURN. (a) If any future applicable law, rule, or regulation, or any change in any present or future applicable law, rule, or regulation, or any change in the interpretation or administration of any present or future applicable law, rule or regulation by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Lending Office) with any new request or new directive (whether or not having the force of law) of any such authority, central bank or comparable agency in connection therewith:

               (i) shall subject any Lender (or its Lending Office) to any tax, duty, or other charge with respect to its Loans, its Note, or its Commitment, or shall change the basis of taxation of payments to any Lender (or its Lending Office) of the principal of or interest on its Loans or any other amounts due under this Agreement or its Commitment, in each case except for any tax on, or changes in the rate of tax on the overall net income of such Lender or its Lending Office imposed by the jurisdiction in which such Lender's principal executive office or Lending Office is located; or

               (ii) shall impose, modify, or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System), special deposit, insurance assessment, or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (or its Lending Office) or shall impose on any Lender (or its Lending Office) any other condition affecting its Loans, its Note, or its Commitment;

and the result of any of the foregoing is to increase the cost to such Lender (or its Lending Office) of making or maintaining any Loan to any Borrower, or to reduce the amount of any sum received or receivable by such Lender (or its Lending Office) from any Borrower under this Agreement or under its Note with respect thereto, by an amount that such Lender in good faith believes to be material, then, within 15 days after demand by such Lender and delivery to such Borrower of the certificate required by SECTION 8.01(C) (with a copy to each Agent), such Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction.

          (b) If any Lender in good faith determines that any existing applicable law, rule, or regulation or any new law, rule, or regulation, regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any new request or directive of general applicability regarding capital adequacy (whether or not having the force of law) of any such authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on capital of such Lender (or its parent corporation) as a consequence of such Lender's obligations hereunder to a level below that which such Lender (or its parent corporation) could have achieved but for such law, change, request, or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Lender in good faith to be material, then from time to time, within 15 days after demand by such Lender (with a copy to each Agent), Borrowers shall pay to such Lender such additional amount or amounts as will compensate such Lender (or its parent corporation) for such reduction.

          (c) Each Lender will promptly notify each Borrower and each Agent of any event of which it has knowledge, occurring after the Effective Date, which will entitle such Lender to compensation pursuant to this Section and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to such Lender. A certificate of any Lender claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder and the calculations used in determining such additional amount or amounts shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.


                            ARTICLE IX MISCELLANEOUS
SECTION 9.01 NOTICES.

                  (a) General. Unless otherwise expressly provided herein, all notices, requests, and other communications provided for hereunder shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed, or delivered to the applicable address, facsimile number, or (subject to SUBSECTION (C) below) electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

               (i) if to any Investment Company or Borrower, to the address, facsimile number, electronic mail address, or telephone number specified for such Person on SCHEDULE 2 or to such other address, facsimile number, electronic mail address, or telephone number as shall be designated by such party in a notice to the other parties; and

               (ii) if to any Agent or Lender, to the address, facsimile number, electronic mail address, or telephone number specified on SCHEDULE 1 or to such other address, facsimile number, electronic mail address, or telephone number as shall be designated by such party in a notice to the other parties.

All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and
(ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by certified mail, when signed for by or on behalf of the relevant party hereto; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of SUBSECTION (C) below), when delivered; provided that notices to an Agent under
ARTICLE II, ARTICLE III, or ARTICLE VIII shall not be effective UNTIL received. In no event shall a voicemail message be effective as a notice, communication, or confirmation hereunder.

          (b) EFFECTIVENESS OF FACSIMILE DOCUMENTS AND SIGNATURES. This Agreement and all other documents to be executed by it in connection with the transactions contemplated hereby may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on all Investment Companies, Borrowers, Agents, and Lenders. Agents and Lenders may also require that any such documents and signatures be confirmed by a manually-signed original thereof; PROVIDED, HOWEVER, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

          (c) LIMITED USE OF ELECTRONIC MAIL. Electronic mail and Internet and intranet websites may be used only to distribute routine communications, such as drafts of loan documents and financial statements and other information as provided in SECTION 5.01, and to distribute this Agreement and the other documents to be executed in connection herewith for execution by the parties thereto, and may not be used for any other purpose.

          (d) RELIANCE BY AGENTS AND LENDERS. Agents and Lenders shall be entitled to rely and act upon any notices (including telephonic Borrowing Notices) purportedly given by or on behalf of Borrowers EVEN IF (i) such notices were not made in a manner specified herein, were incomplete, or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. Each Borrower shall indemnify each Agent-and its Affiliates and each Lender from all losses, costs, expenses, and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of such Borrower. All telephonic notices to and other communications with any Agent may be recorded by such Agent, and each of the parties hereto hereby consents to such recording."

SECTION 9.02 NO WAIVERS. No failure or delay by either Agent or any Lender in exercising any right, power, or privilege hereunder, or under any Note, or under any other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

SECTION 9.03 EXPENSES; DOCUMENTARY TAXES; INDEMNIFICATION.(a) Each Borrower, severally and not jointly, agrees to pay (i) its Pro Rata Share of all reasonable out-of-pocket expenses of Agents, including the fees and disbursements of special counsel for Administrative Agent, in connection with the preparation, negotiation and closing of this Agreement and the other Loan Documents, the syndication of the facility established hereby, any general waiver or consent hereunder, or any amendment hereof, and any termination hereof, and (ii) if a Default or an Event of Default occurs with respect to such Borrower, all reasonable out-of-pocket expenses incurred by either Agent and each Lender, including fees and disbursements of counsel (including reasonable allocated costs of in-house counsel), in connection with such Default or Event of Default and any collection, bankruptcy, insolvency, and other enforcement proceedings resulting therefrom. Each Borrower, severally and not jointly, agrees to indemnify each Lender against any transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement or the Notes. All amounts to be paid pursuant to this SECTION 9.03(A) (OTHER THAN pursuant to CLAUSE (II) of the first sentence of this SECTION 9.03(A)) shall be paid by each Borrower based on its Pro Rata Share.

          (b) Each Borrower, severally and not jointly, agrees to indemnify each Agent and each Lender and hold each Agent and each Lender harmless from and against any and all liabilities, losses, damages, costs, and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by either Agent or any Lender in connection with any investigative, administrative, or judicial proceeding (whether or not either Agent or any Lender shall be designated a party thereto) relating to or arising out of this Agreement or the Loan Documents or any actual or proposed use of proceeds of Loans to such Borrower hereunder, PROVIDED that Agents and Lenders shall not have the right to be indemnified hereunder for their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

          (c) The undertaking in this Section shall survive termination of the aggregate Commitments, the payment of all other obligations of Borrowers under this Agreement and the other Loan Documents, and the resignation of Agents,

SECTION 9.04 SET OFF. During the continuance of any Event of Default as to a particular Borrower, any deposits or other sums credited by or due from any Lender solely to such Borrower, and any securities or other property solely of such Borrower in the possession of such Lender may be applied to or set off by such Lender against the payment of such Borrower's Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of such Borrower to such Lender. Each Lender agrees with each other Lender that (a) if an amount to be set off is to be applied to Debt of a Borrower to such Lender, OTHER THAN Debt evidenced by the Note held by such Lender, such amount shall be applied ratably to such other Debt and to the Debt evidenced by the Note held by such Lender, and (b) if such Lender shall receive from a

Borrower whether by voluntary payment, exercise of the right of set off, counterclaim, cross action, or enforcement of the claim evidenced by the Note held by such Lender by proceedings against such Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership, or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note held by such Lender any amount in excess of its ratable portion of the payments received by all Lenders with respect to the Notes held by all Lenders, such Lender will make such disposition and arrangements with the other Lenders with respect to such excess, EITHER by way of distribution, assignment of claims (to such extent as is necessary), subrogation, or otherwise as shall result in each Lender receiving in respect of the Note held by it its proportionate payment as contemplated by this Agreement; PROVIDED that if all or any part of such excess payment is thereafter recovered from such Lender, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

SECTION 9.05 AMENDMENTS AND WAIVERS. Any provision of this Agreement, the Notes, or any other Loan Document may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by each Investment Company, on behalf of the Funds, and by the Required Lenders (and, if the rights or duties of an Agent are affected thereby, by such Agent); PROVIDED that no such amendment or waiver shall, UNLESS signed by all Lenders, (a) increase or decrease the Commitment Amount of any Lender (EXCEPT as provided in SECTION
9.06(B)) or subject any Lender to any additional obligation, (b) reduce or forgive the principal of or rate of interest on any Loan or any fees to Lenders hereunder, (c) postpone the date fixed for any payment of principal of or interest on any Loan or any fees to Lenders hereunder or for the termination of the aggregate Commitments, or (d) change the percentage of the Commitment Amounts or of the aggregate unpaid principal amount of the Notes, or the number of Lenders, which shall be required for Lenders or any of them to take any action under this Section or any other provision of this Agreement.

SECTION 9.06 SUCCESSORS AND ASSIGNS. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns, except that no Borrower may assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Lenders.

          (b) Any Lender may at any time assign to one or more Eligible Assignees (each, an "ASSIGNEE") all, or a proportionate amount of at least $5,000,000 of all, of its rights and obligations under this Agreement and the Note, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption in substantially the form of EXHIBIT E executed by such Assignee and such transferor Lender, with, if no Default or Event of Default has occurred and is continuing, the written consent of Borrowers and of Administrative Agent, which consents shall not be unreasonably withheld or delayed PROVIDED that no such consent of Borrowers or Administrative Agent shall be required if the Assignee is an Affiliate of the transferor Lender. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Lender of an amount EQUAL to the purchase price agreed between such transferor Lender and such Assignee, such Assignee shall be a Lender party to this Agreement and shall have all the rights and obligations of a Lender with a

Commitment Amount as set forth in such instrument of assumption, and the transferor Lender shall be released from any further obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this SUBSECTION
(B), the transferor Lender, Administrative Agent, and the Investment Companies, on behalf of the Funds, shall make appropriate arrangements so that new Notes are issued to the Assignor and the Assignee, and Administrative Agent shall be authorized to revise SCHEDULE 1 to reflect such assignment and to circulate such revised schedule to Lenders and Borrowers. In connection with any such assignment, the transferor Lender shall pay to Agents an administrative fee for processing such assignment in the amount of $3,500. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall, prior to the first date on which interest or fees are payable hereunder for its account, deliver to Investment Companies, on behalf of the Funds, and Operations Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with SECTION 2.15.


          (c) Any Lender may at any time grant to one or more Eligible Assignees (each, a "PARTICIPANT") participating interests in its Commitment or any of its Loans. In the event of any such grant by a Lender of a participating interest to a Participant, whether or not upon notice to Borrowers and Operations Agent, such Lender shall remain responsible for the performance of its obligations hereunder (including the confidentiality provisions of SECTION 9.10), and Borrowers and Agents shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement pursuant to which any Lender may grant such a participating interest shall provide that such Lender shall retain the sole right and responsibility to enforce the obligations of Borrowers hereunder, including, without limitation, the right to approve any amendment, modification, or waiver of any provision of this Agreement; PROVIDED that such participation agreement may provide that such Lender will not agree to any modification, amendment, or waiver of this Agreement described in SECTION 9.05(A), (B), (C), or (D) of without the consent of the Participant. Each Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of ARTICLE VIII with respect to its participating interest. An assignment or other transfer which is not permitted by SUBSECTION
(B) or (D) shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this SUBSECTION
(C).

          (d) Any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement and its Note in favor of any Federal Reserve Bank, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law. No such assignment shall release the transferor Lender from its obligations hereunder.

          (e) No Assignee, Participant, or other transferee of any Lender's rights shall be entitled to receive any greater payment under SECTION 8.01 or otherwise under this Agreement than such Lender would have been entitled to receive with respect to the rights transferred, UNLESS such transfer is made with Borrowers' prior written consent.

SECTION 9.07 GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT ARE CONTRACTS UNDER THE LAWS OF THE STATE OF TEXAS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). CHAPTER 346 OF THE TEXAS FINANCE CODE SHALL NOT APPLY TO THIS AGREEMENT OR THE LOANS MADE HEREUNDER. EACH BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON SUCH BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN SECTION
9.01. EACH BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

SECTION  9.08 ENTIRE  AGREEMENT.  THIS  AGREEMENT  AND THE OTHER LOAN  DOCUMENTS
REPRESENT THE FINAL AGREEMENT AND UNDERSTANDINGS AMONG THE PARTIES, SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

SECTION 9.09 MISCELLANEOUS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. The provisions of this Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

SECTION 9.10 WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 9.11 LIMITATION ON LIABILITY. Notice is hereby given that this Agreement and the Notes have been executed by Authorized Officers of the Investment Companies in that capacity and not in their individual capacities, severally and not jointly on behalf of each Fund as provided elsewhere in this Agreement. It is expressly agreed that the obligations of each

Borrower arising under this Agreement and under the other Loan Documents are obligations of such Borrower, binding solely upon the assets and property of such Borrower, and are not personal obligations of its trustees, directors, officers, employees, agent or shareholders.

SECTION 9.12 TRUST DISCLAIMER. Neither the shareholders, trustees, directors, officers, employees, or other agents of any Investment Company, Borrower, or Fund shall be personally bound by or liable for any indebtedness, liability, or obligation hereunder or under the Notes nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

SECTION 9.13 PUBLICITY. No party to this Agreement or any other Loan Document will use any name, trademark, or trade name of any other without such other party's prior written consent.

SECTION 9.14  COMPLIANCE  WITH LAWS.  Each party will comply with all applicable
laws,   ordinances,   rules,   and   regulations   governing   its   duties   or
responsibilities under this Agreement.

SECTION 9.15 CONFIDENTIALITY. Each Agent and each Lender agrees to maintain the confidentiality of the Information (defined below) and to use the Information solely for purposes related to the transactions contemplated by this Agreement, EXCEPT that Information may be disclosed, in each case, (a) to its and its Affiliates' directors, officers, employees, and agents, including accountants, legal counsel, and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any Assignee of or Participant in, or any prospective Assignee of or Participant in, any of its rights or obligations under this Agreement or
(ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to any Borrower and its obligations, (g) with the consent of the applicable Borrower, or (h) to the extent such Information
(x) becomes publicly available OTHER THAN as a result of a breach of this Section or (y) becomes available to either Agent or any Lender on a nonconfidential basis from a source other than any Investment Company or Borrower. For purposes of this Section, "INFORMATION" means all information received from a Borrower or its applicable Investment Company relating to such Borrower or applicable Investment Company or any of their respective businesses, OTHER THAN any such information that is available to either Agent or any Lender on a nonconfidential basis prior to disclosure by such Borrower or applicable Investment Company, PROVIDED that, in the case of information received from a Borrower or Investment Company after the Effective Date, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Notwithstanding anything herein to the contrary, "INFORMATION" shall not include, and the parties to this Agreement and their respective Affiliates (and their respective partners, directors, officers, employees, agents, advisors, and other representatives) may disclose to any and all Persons, without limitation of any kind (a) any information with respect to the U.S. federal and state income tax treatment of the transactions contemplated by this Agreement and any facts that may be relevant to understanding such tax treatment, which facts shall not include for this purpose the names of the parties or any other Person named in this Agreement, or information that would permit identification of the parties or such other Persons, or any pricing terms or other nonpublic business or financial information that is unrelated to such tax treatment or facts, and
(b) all materials of any kind (including opinions or other tax analyses) relating to such tax treatment or facts that are provided to any of the Persons referred to above.

SECTION 9.16 USA PATRIOT ACT NOTICE. Each Lender and Administrative Agent (for itself and not on behalf of any Lender) hereby notifies Borrowers that pursuant to the requirements of the USA Patriot Act (TITLE III OF PUB. L. 107-56 [signed into law October 26, 2001]) (the "ACT"), it is required to obtain, verify, and record information that identifies Borrowers, which information includes the names and addresses of Borrowers and other information that will allow such Lender or Administrative Agent, as applicable, to identify Borrowers in accordance with the Act. Upon request, each Borrower shall provide Lenders and Administrative Agent such information and cooperate with Lenders and Administrative Agent in obtaining such information.


        [REMAINDER OF PAGE INTENTIONALLY BLANK. SIGNATURE PAGES FOLLOW.]

                         CREDIT AGREEMENT SIGNATURE PAGE

Signature to the Credit Agreement dated January 8, 2004, among USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., and USAA State Tax-Free Trust (not in their individual capacities, but on behalf of and for the benefit of the series of funds set forth on Schedule 2 hereto) and State Street Bank and Trust Company, as operations agent for Lenders, and Bank of America, N.A., as administrative agent for Lenders.


USAA MUTUAL FUND, INC.,                 USAA INVESTMENT  TRUST,
 on behalf of and for the benefit        on behalf of and for the benefit
 of its series of Funds:                 of its series of Funds:
 USAA Aggressive Growth                  USAA Cornerstone Strategy
 USAA Growth & Income                    USAA Precious Metals and Minerals
 USAA Income Stock                       USAA International
 USAA Short-Term Bond                    USAA World Growth
 USAA Money Market                       USAA GNMA Trust
 USAA Growth                             USAA Treasury Money Market Trust
 USAA Income                             USAA Emerging Markets
 USAA S&P 500 Index                      USAA Growth and Tax Strategy
 USAA Science &  Technology              USAA Balanced Strategy
 USAA First Start  Growth
 USAA High Yield Opportunities
 USAA Intermediate-Term  Bond
 USAA Small Cap Stock
 USAA Extended Market Index
 USAA Nasdaq-100 Index
 USAA Capital Growth USAA Value



USAA TAX EXEMPT FUND, INC.,             USAA STATE TAX-FREE TRUST,
 on behalf of and for the benefit        on behalf of and for the benefit
 of its series of Funds:                 of its series of Funds:
 USAA Long-Term                          USAA Florida Tax-Free Income
 USAA Intermediate-Term                  USAA Florida Tax-Free Money Market
 USAA Short-Term
 USAA Tax Exempt Money Market
 USAA California Bond
 USAA California Money Market
 USAA New York Bond
 USAA New York Money Market
 USAA Virginia Bond USAA Virginia Money Market




By: /S/ CHRISTOPHER W. CLAUS
    -------------------------------------------------------------
    Christopher W. Claus, President of each of the above entities

Signature to the Credit Agreement dated January 8, 2004, among USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., and USAA State Tax-Free Trust (not in their individual capacities, but on behalf of and for the benefit of the series of funds set forth on Schedule 2 hereto) and State Street Bank and Trust Company, as operations agent for Lenders, and Bank of America, N.A., as administrative agent for Lenders.


                                        BANK OF AMERICA, as Administrative Agent



                                        By:  /S/ JOAN D'AMICO
                                             -----------------------------------
                                             Name:  Joan D'Amico
                                             Title: Managing Director



                                        BANK OF AMERICA, as a Lender



                                        By: /S/ JOAN D'AMICO
                                            ------------------------------------
                                            Name:  Joan D'Amico
                                            Title: Managing Director


                                CREDIT AGREEMENT
                                 SIGNATURE PAGE

Signature to the Credit Agreement dated January 8, 2004, among USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., and USAA State Tax-Free Trust (not in their individual capacities, but on behalf of and for the benefit of the series of funds set forth on Schedule 2 hereto) and State Street Bank and Trust Company, as operations agent for Lenders, and Bank of America, N.A., as administrative agent for Lenders.



                                        STATE STREET BANK AND TRUST COMPANY,
                                        as Operations Agent



                                        By: /S/ JAMES H. RICHERT
                                           -------------------------------------
                                             Name:  James H. Richert
                                             Title: Assistant Vice President



                                        STATE STREET BANK AND TRUST COMPANY,
                                        as a Lender


                                        By: /S/ JAMES H. RICHERT
                                            ------------------------------------
                                             Name:  James H. Richert
                                             Title: Assistant Vice President


                                CREDIT AGREEMENT
                                 SIGNATURE PAGE

                                   SCHEDULE 1

                          LENDERS, COMMITMENT AMOUNTS,
                         LENDING OFFICES, AND ADDRESSES


===============================================================================
LENDER                                        COMMITMENT           COMMITMENT
                                                AMOUNT              PERCENTAGE

===============================================================================

STATE STREET BANK AND TRUST COMPANY
Notice Address:
2 De Lafayette Avenue, 2nd Floor             $50,000,000              50%
Boston, MA 02111
Attention:  James H. Reichert, Assistant
            Vice President
Telephone:  (617) 662-3312
Telecopy:   (617) 662-2325
e-mail:     jhreichert@statestreet.com


Lending Office:
225 Franklin Street, 11th Floor
Boston, Massachusetts 02110
Attention:  Robyn Shepard
Telephone:  (617) 664-3861
Telecopy:   (617) 664-3874
e-mail:     rashepard@statestreet.com

===============================================================================
BANK OF AMERICA, N.A.
Notice Address:
901 Main Street, 66th Floor                  $50,000,000              50%
Dallas, Texas 75202

Attention:  Joan D'Amico
Telephone:  (214) 209-3307
Telecopy:   (214) 209-3742
e-mail:     joan.damico@bankofamerica.com

Lending Office:
1850 Gateway Boulevard
Mail Code: CA4-706-05-09
Concord, California 94520-3282
Attention:  Gail Robin
Telephone:  (925) 675-8439
Telecopy:   (888) 969-2621
e-mail:     gail.l.robin@bankofamerica.com

===============================================================================
TOTAL                                        $100,000,000         100.00%
===============================================================================


                                                                      SCHEDULE 1

                                   SCHEDULE 2

          INVESTMENT COMPANIES, FUNDS, BORROWING LIMITS, AND ADDRESSES


================================================================================
INVESTMENT COMPANY             FUND                                  BORROWING
                                                                       LIMIT 1
================================================================================
USAA Mutual Fund, Inc.         USAA Aggressive Growth                    25%
                               USAA Growth & Income                      25
                               USAA Income Stock                         25
                               USAA Short-Term Bond                      25
                               USAA Money Market                         25
                               USAA Growth                               25
                               USAA Income                               25
                               USAA S&P 500 Index2                       25
                               USAA Science & Technology                 25
                               USAA First Start Growth                   25
                               USAA High Yield Opportunities             25
                               USAA Intermediate-Term Bond               25
                               USAA Small Cap Stock                      25
                               USAA Extended Market Index                10
                               USAA Nasdaq-100 Index                     25
                               USAA Capital Growth                       25
                               USAA Value                                25


USAA Investment Trust          USAA Cornerstone Strategy                 25
                               USAA Precious Metals and Minerals         25
                               USAA International                        25
                               USAA World Growth                         25
                               USAA GNMA Trust                           25
                               USAA Treasury Money Market Trust          25
                               USAA Emerging Markets                     25
                               USAA Growth and Tax Strategy              25
                               USAA Balanced Strategy                    25


USAA Tax Exempt Fund, Inc.     USAA Long-Term                            15
                               USAA Intermediate-Term                    15
                               USAA Short-Term                           15
                               USAA Tax Exempt Money Market              15
                               USAA California Bond                      15
                               USAA California Money Market              15
                               USAA New York Bond                        15
                               USAA New York Money Market                15
                               USAA Virginia Bond                        15
                               USAA Virginia Money Market                15


USAA State Tax-Free Trust      USAA Florida Tax-Free Income              15
                               USAA Florida Tax-Free Money Market        15
================================================================================

1 Maximum Percent of Total Assets Which Can Be Borrowed Under this Agreement and Other Credit Facility

2   This Fund has both Members and Rewards Class


                                                                      SCHEDULE 2

ADDRESS FOR NOTICES AND OTHER COMMUNICATIONS TO INVESTMENT COMPANIES, BORROWERS, AND FUNDS:

9800 Fredericksburg Road
San Antonio, Texas 78288
(for Federal Express, 78240)

Attention:  Clifford A. Gladson, Senior Vice President, Fixed Income
            Investments (USAA)
Telephone:  (210) 498-6508
Cellphone:  (210) 913-6508
Telecopy:   (210) 498-6707
e-mail:     cliff.gladson@usaa.com

Stuart H. Wester, Vice President, Equity Investments (USAA)
Telephone:  (210) 498-7611
Telecopy:   (210) 498-4446
e-mail:     stuart.wester@usaa.com

Roberto Galindo, Jr., Assistant Vice President, Mutual Fund Accounting and Administration (USAA) (for all Borrowings and Payments)
Telephone:  (210) 498-7261
Telecopy:   (210) 498-0382 or 498-7819
Telex:      767424
e-mail:     bob.galindo@usaa.com


INSTRUCTIONS FOR PAYMENTS TO EACH BORROWER:

WE PAY VIA: X FED FUNDS CHIPS

TO: (PLEASE PLACE BANK NAME, CORRESPONDENT NAME (IF APPLICABLE), CHIPS AND/OR FED FUNDS ACCOUNT NUMBER BELOW)


USAA MUTUAL FUND, INC.

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS

ABA #011000028

USAA Aggressive Growth Fund                  Acct.# 6938-502-9
USAA Growth & Income Fund                    Acct.# 6938-519-3
USAA Income Stock Fund                       Acct.# 6938-495-6
USAA Short-Term Bond Fund                    Acct.# 6938-517-7
USAA Money Market Fund                       Acct.# 6938-498-0
USAA Growth Fund                             Acct.# 6938-490-7
USAA Income Fund                             Acct.# 6938-494-9

USAA Science & Technology Fund               Acct.# 6938-515-1
USAA First Start Growth Fund                 Acct.# 6938-468-3
USAA High Yield Opportunities Fund           Acct.# 6938-576-3
USAA Intermediate-Term Bond Fund             Acct.# 6938-577-1
USAA Small Cap Stock Fund                    Acct.# 6938-578-9
USAA Nasdaq-100 Index Fund                   Acct.# 6938-794-2
USAA Capital Growth Fund                     Acct.# 6938-796-7
USAA Value Fund                              Acct.# 6938-799-1

NORTHERN TRUST COMPANY, CHICAGO, ILLINOIS

ABA #071000152

USAA S&P 500 Index Fund                      Acct.# 2616882

JPMORGAN CHASE BANK, NEW YORK, NEW YORK

ABA #021000021

USAA Extended Market Index Fund              Acct.# P83544


USAA INVESTMENT TRUST

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS

ABA #011000028

USAA Cornerstone Strategy Fund               Acct.# 6938-487-3
USAA Precious Metals and Minerals Fund       Acct.# 6938-488-1
USAA International Fund                      Acct.# 6938-497-2
USAA World Growth Fund                       Acct.# 6938-504-5
USAA GNMA Trust                              Acct.# 6938-486-5
USAA Treasury Money Market Trust             Acct.# 6938-493-1
USAA Emerging Markets Fund                   Acct.# 6938-501-1
USAA Growth and Tax Strategy Fund            Acct.# 6938-509-4
USAA Balanced Strategy Fund                  Acct.# 6938-507-8

USAA TAX EXEMPT FUND, INC.

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS

ABA #011000028

USAA Long-Term Fund                          Acct.# 6938-492-3
USAA Intermediate-Term Fund                  Acct.# 6938-496-4
USAA Short-Term Fund                         Acct.# 6938-500-3
USAA Tax Exempt Money Market Fund            Acct.# 6938-514-4
USAA California Bond Fund                    Acct.# 6938-489-9
USAA California Money Market Fund            Acct.# 6938-491-5
USAA New York Bond Fund                      Acct.# 6938-503-7
USAA New York Money Market Fund              Acct.# 6938-511-0
USAA Virginia Bond Fund                      Acct.# 6938-512-8
USAA Virginia Money Market Fund              Acct.# 6938-513-6
USAA STATE TAX-FREE TRUST


STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS

ABA #011000028

USAA Florida Tax-Free Income Fund            Acct.# 6938-473-3
USAA Florida Tax-Free Money Market Fund      Acct.# 6938-467-5

                                   SCHEDULE 3

                             PERMITTED SUBADVISERS,
                      PERMITTED AFFILIATE ADVISED BORROWERS


PERMITTED SUBADVISERS:

Batterymarch Financial Management, Inc.
The Boston Company Asset Management, LLC
Dresdner RCM Global Investors LLC
Grantham, Mayo, Van Otterloo & Co. LLC
Marsico Capital Management, LLC*
Merrill Lynch Quantitative Advisers
MFS Investment Management
Northern Trust Investments, N.A.
Wellington Management Company, LLP
Westwood Management Corporation


*PERMITTED AFFILIATE ADVISED BORROWERS:

         The following Borrowers are Affiliate Advised Borrowers with respect to Bank of America (and are subadvised by Marsico Capital Management, LLC):

         USAA Mutual Fund, Inc. on behalf of USAA First Start Growth Fund USAA Mutual Fund, Inc. on behalf of USAA Aggressive Growth Fund, and USAA Mutual Fund, Inc. on behalf of USAA Growth Fund.

                                SCHEDULE 4.11(C)

              AGREEMENTS WITH REGULATORS AND BORROWING LIMITATIONS

Each Fund may not borrow money, EXCEPT for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (OTHER THAN borrowings).

                                    EXHIBIT A

                                  FORM OF NOTE


U.S.$                                                            January 8, 2004
     ----------------

FOR VALUE RECEIVED, each of the undersigned Investment Companies, not in its individual capacity, but on behalf of and for the benefit of the series of Funds comprising each such Investment Company as listed on SCHEDULE 2 to the Credit Agreement (collectively "BORROWERS," and individually, "BORROWER"), severally and not jointly, promises to pay to the order of ___________ ("PAYEE") at Operations Agent's Lending Office, in lawful money of the United States of America, in immediately available funds, the principal amount of all Loans made by Payee to such Borrower under the Credit Agreement dated January 8, 2004 (as amended, modified, or extended, the "CREDIT AGREEMENT"), among Borrowers, the Lenders from time to time party thereto, State Street Bank and Trust Company, as operations agent for Lenders, and Bank of America, N.A., as administrative agent for Lenders, TOGETHER WITH interest thereon at the rate or rates set forth in the Agreement. All payments of interest and principal outstanding shall be made in accordance with the terms of the Credit Agreement.

         This Note evidences Loans made pursuant to, and is entitled to the benefits of, the Credit Agreement. Capitalized terms used and not defined in this Note shall have the meanings assigned to them in the Credit Agreement.

         Payee is authorized to endorse the particulars of each Loan evidenced hereby on the attached Schedule and to attach additional Schedules as necessary, PROVIDED that the failure of Payee to do so or to do so accurately shall not affect the obligations of any Borrower hereunder.

         Each Borrower waives all claims to presentment, demand, protest, and notice of dishonor. Each Borrower agrees to pay all reasonable costs of collection, including reasonable attorney's fees in connection with the enforcement of this Note.

         Payee agrees (a) that any claim, liability, or obligation arising hereunder or under the Credit Agreement whether on account of the principal of any Loan, interest thereon, or any other amount due hereunder or thereunder shall be satisfied only from the assets of the specific Borrower for whose benefit a Loan is borrowed and in any event in an amount not to exceed the outstanding principal amount of any Loan borrowed for such Borrower's benefit, TOGETHER WITH accrued and unpaid interest due and owing thereon, and such Borrower's share of any other amount due hereunder and under the Credit Agreement (as determined in accordance with the provisions of the Credit Agreement), and (b) that no assets of any Borrower shall be used to satisfy any claim, liability, or obligation arising hereunder or under the Credit Agreement with respect to the outstanding principal amount of any Loan borrowed for the benefit of any other Borrower or any accrued and unpaid interest due and owing thereon or such other Borrower's share of any other amount due hereunder and under the Credit Agreement (as determined in accordance with the provisions of the Credit Agreement).

         Neither the shareholders, trustees, officers, employees, and other agents of any Investment Company, Borrower, or Fund shall be personally bound by or liable for any indebtedness, liability, or obligation under this Note or under other Loan Documents nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder or thereunder.

         This Note shall be governed by the laws of the state of Texas.

        [REMAINDER OF PAGE INTENTIONALLY BLANK. SIGNATURE PAGE(S) FOLLOW]

                                SCHEDULE TO NOTE
                         LOANS AND PAYMENT OF PRINCIPAL


This schedule (grid) is attached to and made a part of the Promissory Note dated January 8, 2004, executed severally and not jointly by USAA MUTUAL FUND, INC., USAA INVESTMENT TRUST, USAA TAX EXEMPT FUND, INC., and USAA STATE TAX-FREE TRUST (not in their individual capacities, but on behalf of and for the benefit of the series of Funds comprising each such Investment Company as listed on SCHEDULE 2 to the Credit Agreement) payable to the order of _________________.


[GRID]
DATE OF
  LOAN


INVESTMENT
COMPANY AND
FUND


AMOUNT OF
LOAN


INTEREST RATE ON
DATE OF BORROWING


AMOUNT OF
PRINCIPAL
REPAID


DATE OF
REPAYMENT


OTHER
EXPENSES


NOTATION
MADE BY

                                    EXHIBIT B
                            FORM OF BORROWING NOTICE

TO:       State Street Bank and Trust Company, Operations Agent

FROM:     [USAA Mutual Fund, Inc.]
          [USAA Investment Trust]
          [USAA Tax Exempt Fund, Inc.]
          [USAA State Tax-Free Trust]
          [any new Investment Company] ("INVESTMENT COMPANY")
          (not in its individual capacity, but on behalf of and for the benefit of the Fund(s) listed below)
          ("BORROWER(S)")

DATE1:

SUBJECT: Credit Agreement dated January 8, 2004, among the Borrowers party thereto, the Lenders party thereto, State Street Bank and Trust Company, as operations agent for Lenders, and Bank of America, N.A., as administrative agent for Lenders (as amended, modified, or extended, the "CREDIT AGREEMENT")

         This Borrowing Notice is executed and delivered to Operations Agent pursuant to SECTION 2.02 of the Credit Agreement. Capitalized terms used and not defined in this Borrowing Notice shall have the meanings assigned to them in the Credit Agreement.

         The Investment Company (not in its individual capacity, but on behalf of and for the benefit of the Fund(s) set forth below) gives you notice that it requests a Loan under the Credit Agreement, and in that connection sets forth below the terms on which such Loan is requested to be made:


================================================================================
Revolving Credit Loan
or
Swing Line Advance
--------------------------------------------------------------------------------

Borrowing Date 2 on which such Loan is to be disbursed
--------------------------------------------------------------------------------

Principal Amount 3 of Loan
--------------------------------------------------------------------------------

Each Fund for whose benefit the Loan is being borrowed and the amount of the Loan which is for the benefit of each Fund
--------------------------------------------------------------------------------

Total Assets of each Fund for whose benefit the Loan is being borrowed as of the close of business on the Business Day immediately preceding the date of this Borrowing Notice
--------------------------------------------------------------------------------

Operations Agent is authorized to deposit the proceeds of the Loan requested in this Borrowing Notice to:
================================================================================

1 Operations Agent must receive this Borrowing Notice no later than 12:00 p.m. (Boston, Massachusetts, time) on the Borrowing Date, unless the applicable Borrower makes an ORAL REQUEST no later than 11:00 a.m. (Boston, Massachusetts, time) on the Borrowing Date and Operations Agent receives this Borrowing Notice no later than 1:00 p.m. (Boston, Massachusetts, time) on the Borrowing Date.

2    Must be a Business Day  occurring  prior to the Termination Date.

3 Not less than $100,000 or a larger whole multiple of $10,000 if a Revolving Credit Loan; not less than $50,000 or a larger whole multiple of $10,000 if a Swing Line Advance.

     The Investment Company (not in its individual capacity, but on behalf of and for the benefit of the Fund(s) set forth above) represents and warrants to Agents and Lenders that the following statements are true and correct on the date of this Borrowing Notice, and will be true and correct on the Borrowing Date before and after giving effect to the Borrowing requested herein:


1. The conditions set forth in SECTIONS 3.02(B) and (E) of the Credit Agreement have been satisfied;

2. No Default or Event of Default under any Loan Document has occurred and is continuing;

3. The representations and warranties contained in the Credit Agreement (except those set forth in Sections 4.07(B) and 4.08)are true and correct;

4. No other Loan to the Borrower(s) named herein has been outstanding for 60 or more consecutive days;

5. No Borrower named herein is an Affiliate Advised Borrower, except as set forth below:

                         Borrower:
                                   --------------------------------
                         Subadviser:
                                    -------------------------------
                         Affected Lender:
                                          --------------------------


         This Borrowing Notice is irrevocable and shall obligate the Borrower(s) named herein to accept the Loan requested on the Borrowing Date.

         This Borrowing Notice is executed by the undersigned Authorized Individual on the date first set forth who certifies the accuracy of all of the foregoing.
                              INVESTMENT COMPANY:


                              -----------------------------------------------
                              (For the benefit of the Fund(s) described above)



                              By:
                                  --------------------------------------------
                                  Printed Name:
                                  Title:

                                    EXHIBIT C


                            FORM OF EXTENSION REQUEST

TO:       State Street Bank and Trust Company, Operations Agent
          Bank of America,  N.A., Administrative Agent
          The Lenders party to the Credit Agreement

FROM:     USAA Mutual Fund, Inc.
          USAA Investment Trust
          USAA Tax Exempt Fund,  Inc.
          USAA State Tax-Free Trust
          [any new Investment Company] ("INVESTMENT COMPANIES")
          (not in their individual capacities, but on behalf of and for the benefit of the series of Funds comprising each such Investment Company as listed on SCHEDULE 2 to the Credit Agreement)
DATE 1:

SUBJECT: Credit Agreement dated January 8, 2004, among the Borrowers party thereto, the Lenders party thereto, State Street Bank and Trust Company, as operations agent for Lenders, and Bank of America, N.A., as administrative agent for Lenders (as amended, modified, or extended, the "CREDIT AGREEMENT")

         This extension request is executed and delivered to Agents and Lenders pursuant to SECTION 3.02 of the Credit Agreement. Capitalized terms used and not defined in this extension request shall have the meanings assigned to them in the Credit Agreement.

         Each Investment Company, on behalf of each Fund, requests that each Lender's Commitment to Borrowers be extended for an additional 364 days from the Termination Date now in effect.

         In order to induce Lenders to consent to such extension of the Commitment, each undersigned Investment Company (not in its individual capacity, but on behalf of and for the benefit of the Funds comprising each such Investment Company as listed on SCHEDULE 2 to the Credit Agreement represents and warrants that the following statements are true and correct on the date hereof, and will be true and correct on the effective date of the requested extension of each Lender's Commitment:

1. No Default or Event of Default under any Loan Document has occurred and is continuing; and

2. The representations and warranties contained in the Credit Agreement are true and correct.


        [REMAINDER OF PAGE INTENTIONALLY BLANK. SIGNATURE PAGE(S) FOLLOW]



1  Must be not later than 60 days prior to the Termination Date then in effect.

                                    EXHIBIT D


                    FORM OF OPINION OF COUNSEL FOR BORROWERS

                                 January 8, 2004


Bank of America, N.A., as Administrative Agent
State Street Bank and Trust Company, as Operations Agent
Each Lender party to the Credit Agreement referenced below
c/o Bank of America, N.A.
901 Main Street
Dallas, Texas 75202

Ladies and Gentlemen:

         I have acted as counsel to USAA Investment Management Company, Manager and Investment Adviser of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., and USAA State Tax-Free Trust (each, an "INVESTMENT COMPANY," and collectively, the "INVESTMENT COMPANIES"), in connection with (i) the Credit Agreement dated as of January 8, 2004 (the "CREDIT AGREEMENT"), among the Investment Companies (not in their respective individual capacities, but on behalf of and for the benefit of the series of Funds comprising each such Investment Company as listed on SCHEDULE 2 to the Credit Agreement) (an
Investment Company acting on behalf of a particular Fund, a "BORROWER"), the Lenders party thereto, State Street Bank and Trust Company, as operations agent for such Lenders, and Bank of America, N.A., as administrative agent for such Lenders, and (ii) the Notes (as defined in the Credit Agreement) dated January 8, 2004, made by each Borrower in favor of each Lender. I am a Senior Vice President of USAA Investment Management Company, an indirect wholly-owned subsidiary of United Services Automobile Association ("USAA"). All capitalized terms used in this opinion and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

         I have examined such records, certificates and documents, and such questions of fact and law as I have deemed necessary or appropriate for the basis of the opinions hereinafter expressed.

         Based upon and subject to the foregoing, but subject to the assumptions and qualifications set forth herein, I am of the opinion that:

 1. Each Investment Company is a corporation or trust duly organized, validly existing, and in good standing under the laws of its state of organization. Each Investment Company has all requisite corporate or trust power and authority on behalf of its Funds to carry on its business as now conducted and proposed to be conducted, to enter into the Credit Agreement and all other documents to be executed by it in connection with the transactions contemplated thereby, to issue and borrow under the Notes, and to carry out the terms thereof.

 2. The execution, delivery, and performance of the Credit Agreement and the Notes, and borrowings thereunder, have been duly authorized by all necessary corporate or trust action of each Investment Company on behalf of its Funds and will not result in any violation of or be in conflict with or constitute a default under any Borrowing Limit, the prospectus or statement of additional information of any of its Funds, or any agreement, instrument, judgment, decree, order, statute, rule, or governmental regulation binding on such Investment Company or any of its Funds, or result in the creation of any mortgage, lien, charge, or encumbrance upon any of the properties or assets of such Investment Company or any of its Funds. No Investment Company is in violation of any term of its respective charter, by-laws, or trust agreement, and no Investment Company or any of its Funds is in violation of any material term of any agreement or instrument to which it is a party, or to the best of my knowledge, of any judgment, decree, order, statute, rule, or governmental regulation applicable to it.

 3. Each Investment Company and its Funds are in compliance in all material respects with all federal and state securities or similar laws and regulations, including all material rules, regulations and administrative orders of the Securities and Exchange Commission (the "SEC") and applicable Blue Sky authorities. Each Investment Company and its Funds are in compliance in all material respects with all of the provisions of the Investment Company Act of 1940 and has filed all reports with the SEC that are required of them.

 4. There is no action, suit or proceeding pending or, to the best of my knowledge, threatened against any Investment Company or any of its Funds in any court or before any arbitrator or governmental body which seeks to restrain any of the transactions contemplated by the Credit Agreement or which, if adversely determined, could have a material adverse effect on the assets or business operations of any Investment Company or any of its Funds or the ability of any Investment Company or any of its Funds to pay and perform their respective obligations under the Credit Agreement and under the Notes.

 5. The Credit Agreement and the Notes have been duly executed and delivered by each Borrower and constitute the valid and binding obligations of each Borrower, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, receivership, moratorium, or other applicable debtor relief laws and by general principles of equity.

 6. The assets of each Fund for whose benefit Loans are borrowed are subject to and liable for such Loans and are available for the repayment of such Loans.

In rendering the opinion expressed above, I have further assumed: (i) that the terms of the Credit Agreement will be strictly complied with by Agents and Lenders; (ii) that there is not, nor shall there be, any form of compensation or charge, whether direct or indirect, by Agents or Lenders in connection with any of the Loans, except as expressly set forth in the Credit Agreement; (iii) that there are not, nor will there be, any compensating balances, frozen funds, deposits, or other funds of any Borrower which are pledged or hypothecated as security or which are given as any other form of compensation, whether direct or indirect, for the account or benefit of Agents or Lenders in connection with the Loans other than as provided in the Credit Agreement; (iv) that any fees which have been paid or may be paid to any Agent or Lender or to any other party in connection with the Loans are for services actually rendered and that such fees will not exceed just and reasonable compensation for such services rendered; and
(v) that the utilization fees and any other fees to be paid to any Agent or Lender in connection with the Loans shall be treated as interest by such Agent or Lender for purposes of assuring that the interest charged by Agents and Lenders on the Loans does not exceed the highest lawful rate of interest permitted by applicable law.

         In giving the foregoing opinions, I express no opinion other than as to the federal laws of the United States of America and the laws of the state of Texas.

         I am furnishing this letter to you in my capacity as counsel to USAA Investment Management Company, Manager and Investment Adviser of the Investment Companies, and this letter is solely for the benefit of Administrative Agent, Operations Agent, and Lenders. This letter is not to be used, circulated, quoted, or otherwise referred to for any other purpose.

                                  Sincerely,

                                  /S/ MARK S. HOWARD
                                  --------------------------------------
                                  Mark S. Howard
                                  Senior Vice President, Secretary & Counsel
                                  USAA Investment Management Company

                                    EXHIBIT E


                        FORM OF ASSIGNMENT AND ASSUMPTION

          This Assignment and Assumption (this "ASSIGNMENT AND ASSUMPTION") is dated as of the Effective Date set forth below and is entered into by and between ______________ ("ASSIGNOR") and ______________("ASSIGNEE"). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement dated as of January 8, 2004 (as amended, modified, or extended, the "CREDIT AGREEMENT"), among USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., and USAA State Tax-Free Trust (not in their respective individual capacities, but on behalf of and for the benefit of the series of Funds comprising each such Investment Company as listed on SCHEDULE 2 to the Credit Agreement), the Lenders from time to time party thereto, State Street Bank and Trust Company, as operations agent for such lenders, and Bank of America, N.A., as administrative agent for such lenders, receipt of a copy of which is hereby acknowledged by Assignee. The Standard Terms and Conditions set forth in ANNEX 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

         For an agreed consideration, Assignor hereby irrevocably sells and assigns to Assignee, and Assignee hereby irrevocably purchases and assumes from Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by Administrative Agent as contemplated below (i) all of Assignor's rights and obligations as a Lender under the Credit Agreement and the other Loan Documents to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of Assignor under the Credit Agreement and the other Loan Documents, and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action, and any other right of Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other Loan Document, any other documents or instruments delivered pursuant thereto, or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims, and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to CLAUSE (I) above (the rights and obligations sold and assigned pursuant to CLAUSES (I) and (II) above, collectively, the "ASSIGNED Interest"). Such sale and assignment is without recourse to Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by Assignor.


================================================================================

1  ASSIGNOR:
--------------------------------------------------------------------------------

2  ASSIGNEE 1
--------------------------------------------------------------------------------

3  BORROWERS                  USAA Mutual Fund, Inc.,
                              USAA Investment Trust,
                              USAA Tax Exempt Fund, Inc., and
                              USAA State Tax-Free Trust
                              [any new Investment Company]
                              (not in their individual capacities but on behalf
                              of and for the benefit of the series of funds
                              comprising each such Investment Company as listed
                              on SCHEDULE 2 to the Credit Agreement)
--------------------------------------------------------------------------------

4  ADMINISTRATIVE AGENT       Bank of America, N.A., as the Administrative Agent
                              under the Credit Agreement
--------------------------------------------------------------------------------

5  EFFECTIVE DATE2
--------------------------------------------------------------------------------

1  Must be Eligible Assignee, as defined in the Credit Agreement.

6  ASSIGNEE'S SHARE           ASSIGNEE'S PERCENTAGE SHARE: ASSIGNED AMOUNT:
--------------------------------------------------------------------------------

7  ASSIGNEE'S PAYMENT
   INSTRUCTIONS
--------------------------------------------------------------------------------

8  ASSIGNEE'S NOTICE
   INSTRUCTIONS
================================================================================

ASSIGNOR                                         ASSIGNEE
[NAME OF ASSIGNOR]                               [NAME OF ASSIGNEE]


By:___________________________                   By: ________________________
      Name:                                            Name:
      Title:                                           Title:





CONSENTED TO AND ACCEPTED:

BANK OF AMERICA, N.A., as Administrative Agent


By: __________________________
     Name:
     Title:


CONSENTED TO:3


USAA MUTUAL FUND, INC.,
USAA INVESTMENT TRUST,
USAA TAX EXEMPT FUND, INC., and
USAA STATE TAX-FREE TRUST
(not in their individual capacities but on behalf of and for the benefit of its series of Funds as listed on
SCHEDULE 2 to the Credit Agreement)


By:__________________________
     Name:
     Title:



----------------------------------------------------

2 To be inserted by Administrative Agent and which shall be the effective date of recordation of transfer in the register therefor.

3 Borrower's consent required only if no Default or Event of Default has occurred and is continuing.

                      ANNEX 1 TO ASSIGNMENT AND ASSUMPTION


           STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION

1. REPRESENTATIONS AND WARRANTIES.

1.1. ASSIGNOR. Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of any Borrower or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by any Borrower of any of its respective obligations under any Loan Document.

1.2. ASSIGNEE. Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on Administrative Agent or any other Lender, and (v) if it is not incorporated under the laws of the United States or a state thereof, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by Assignee; and (b) agrees that (i) it will, independently and without reliance on Administrative Agent, Operations Agent, Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. PAYMENTS. From and after the Effective Date, Operations Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to Assignee whether such amounts have accrued prior to or on or after the Effective Date. Assignor and Assignee shall make all appropriate adjustments in payments by Operations Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

3. GENERAL PROVISIONS. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of Texas.

                                    EXHIBIT F
                         FORM OF SUBORDINATION AGREEMENT

================================================================================
THIS IS AN AGREEMENT AMONG:                              DATED:  January 8, 2004
--------------------------------------------------------------------------------
NAME AND ADDRESS OF AGENT: NAME AND ADDRESS OF DEBTOR:  NAME AND ADDRESS OF
Bank of America, N.A.      USAA Mutual Fund, Inc.       CREDITOR:
(as Administrative         USAA Investment Trust        USAA Capital Corporation
Agent on behalf of the     USAA Tax Exempt Fund, Inc.   9800 Fredericksburg Road
Banks party to the         USAA State Tax-Free Trust    San Antonio, Texas 78288
Senior Credit Agreement    (Each not in its individual
(defined below)            capacity, but on behalf
901 Main Street            of the Funds listed on
Dallas, Texas 75202        SCHEDULE 2 to  the Senior
                           Credit Agreement)
                           9800 Fredericksburg Road
                           San Antonio, Texas  78288
================================================================================


1. BACKGROUND. Debtor is or may be indebted to Lenders pursuant to and as defined in that certain Credit Agreement dated January 8, 2004, among Lenders, Agent and State Street Bank and Trust Company, as Operations Agent (the "Senior Credit Agreement"). Debtor also is or may be indebted to Creditor pursuant to that certain Facility Agreement Letter dated January 8, 2004, between Debtor and Creditor (the "Subordinated Facility Agreement"). All debt (as hereinafter defined) of a Debtor under the Senior Credit Agreement is hereinafter referred to as "senior debt" and all debt of a Debtor under the Subordinated Facility Agreement is hereinafter referred to as "subordinated debt".

2. DEFINITION OF DEBT. The term "debt" as used in the terms "senior debt" and "subordinated debt" means all debts, obligations and liabilities, now or hereafter existing, direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, irrespective of the person in whose favor such debt may originally have been created and regardless of the manner in which such debt has been or may hereafter be acquired by the holder thereof, and includes all costs incurred to obtain, preserve, perfect or enforce any security interest, lien or mortgage, or to collect any debt or to maintain, preserve, collect and enforce any collateral, and interest on such amounts.

 3. SUBORDINATION OF DEBT. Until all senior debt has been paid in full, Debtor will not pay and Creditor will not accept any payment on subordinated debt at any time that an Event of Default (as defined in the Senior Credit Agreement) has occurred and is continuing in respect of senior debt. Anything of value received by Creditor on account of subordinated debt in violation of this agreement will be held by Creditor in trust and immediately will be turned over to Lender in the form received to be applied by Lender on senior debt.

 4. REMEDIES OF CREDITOR. Until all senior debt has been paid in full, without Agent's permission, Creditor will not be a party to any action or proceeding against any Debtor to recover subordinated debt. Upon written request of Agent, Creditor will file any claim or proof of claim or take any other action to collect subordinated debt in any bankruptcy, receivership, liquidation, reorganization or other proceeding for relief of debtors or in connection with any Debtor's insolvency, or in liquidation or marshaling of any Debtor's assets or liabilities, or in any probate proceeding, and if any distribution shall be made to Creditor, Creditor will hold the same in trust for Lenders and immediately pay to Agent, in the form received to be applied on senior debt, all money or other assets received in any such proceedings on account of subordinated debt until senior debt shall have been paid in full. If Creditor shall fail to take any such action when requested by Agent, Agent may enforce this agreement or as attorney in fact for Creditor and any Debtor may take any such action on Creditor's behalf. Creditor hereby irrevocably appoints Agent as Creditor's attorney in fact to take any such action that Agent might request Creditor to take hereunder, and to sue for, compromise, collect and receive all such money and other assets and take any other action in Agent's own name or in Creditor's name that Agent shall consider advisable for enforcement and collection of subordinated debt, and to apply any amounts received on senior debt.

5. MODIFICATIONS. At any time and from time to time, without Creditor's consent or notice to Creditor and without liability to Creditor and without releasing or impairing any of Lenders' or Agent's rights against Creditor or any of Creditor's obligations hereunder, Lenders or Agent may take additional or other security for senior debt; release, exchange, subordinated or lose any security for senior debt; release any person obligated on senior debt, modify, amend or waive compliance with any agreement relating to senior debt; grant any adjustment, indulgence or forbearance to, or compromise with, any person liable for senior debt; neglect, delay, omit, fail or refuse to take or prosecute any action for collection of any senior debt or to foreclose upon any collateral or take or prosecute any action on any agreement securing any senior debt.

6. SUBORDINATION OF LIENS. Creditor subordinates and makes inferior to any security interests, liens or mortgages now or hereafter securing senior debt all security interests, liens, or mortgages now or hereafter securing subordinated debt. Any foreclosure against any property securing senior debt shall foreclose, extinguish and discharge all security interests, liens and mortgages securing subordinated debt, and any purchaser at any such foreclosure sale shall take title to the property so sold free of all security interest, liens and mortgages securing subordinated debt.

7. STATEMENT OF SUBORDINATION; ASSIGNMENT BY CREDITOR; ADDITIONAL INSTRUMENTS. Debtor and Creditor will cause any instrument evidencing or securing subordinated debt to bear upon its face a statement that such instrument is subordinated to senior debt as set forth herein and will take all actions and execute all documents appropriate to carry out this agreement. Creditor will notify Agent not less than 10 days before any assignment of any subordinated debt.

8. ASSIGNMENT BY LENDER. Each Lender's rights under this agreement may be assigned in connection with any assignment or transfer of any senior debt.

9. VENUE. Debtor and Creditor agree that this agreement is performable in Dallas County, Texas.

10. CUMULATIVE RIGHTS; WAIVERS. This instrument is cumulative of all other rights and securities of Lenders and Agent. No waiver by Agent or any Lender of any right hereunder, with respect to a particular payment, shall affect or impair its rights in any matters thereafter occurring.

11. SUCCESSORS AND ASSIGNS. This instrument is binding upon and shall inure to the benefit of the heirs, executors, administrators, successors and assigns of each of the parties hereto, but Creditor covenants that it will not assign subordinated debt, or any part thereof, without making the rights and interests of the assignee subject in all respects to the terms of this instrument.

12. TERMINATION. This agreement shall terminate upon the termination of the Senior Credit Agreement and repayment in full of the senior debt.


(AGENT)                  (DEBTOR)                      (CREDITOR)
Bank of America,  N.A.,  USAA Mutual Fund, Inc.        USAA Capital Corporation
as Administrative Agent  USAA Investment Trust
                         USAA Tax Exempt Fund, Inc.
                         USAA State Tax-Free Trust
                         (not in its individual
                         capacity, but on behalf of
                         the Funds listed on SCHEDULE 2
                         to the Senior Credit Agreement)

By                       By                            By
  ---------------------    --------------------------     ----------------------
  Joan D'Amico,            Christopher W. Claus,          Edwin T. McQuiston,
  its Managing Director    its President                  its SVP-Treasurer

     Signature to the Note dated January 8, 2004, by USAA Mutual Fund, Inc., USAA Investment Trust, USAA State Tax Exempt Fund, Inc., and USAA State Tax-Free Trust (not in their individual capacities, but on behalf of and for the benefit of the series of Funds listed on SCHEDULE 2 to the Credit Agreement) payable to Bank of America, N.A.



                                   USAA MUTUAL FUND, INC.,
                                   USAA INVESTMENT TRUST,
                                   USAA TAX EXEMPT FUND, INC., and
                                   USAA STATE TAX-FREE TRUST,


                                   By:  /S/ CHRISTOPHER W. CLAUS
                                        ---------------------------------------
                                        Christopher W. Claus, President of each
                                        of the above entities

                                      NOTE


U.S.$50,000,000                                                  January 8, 2004

FOR VALUE RECEIVED, each of the undersigned Investment Companies, not in its individual capacity, but on behalf of and for the benefit of the series of Funds comprising each such Investment Company as listed on SCHEDULE 2 to the Credit Agreement (collectively "BORROWERS," and individually, "BORROWER"), severally and not jointly, promises to pay to the order of BANK OF AMERICA, N.A. ("PAYEE") at Operations Agent's Lending Office, in lawful money of the United States of America, in immediately available funds, the principal amount of all Loans made by Payee to such Borrower under the Credit Agreement dated January 8, 2004 (as amended, modified, or extended, the "CREDIT AGREEMENT"), among Borrowers, the Lenders from time to time party thereto, State Street Bank and Trust Company, as operations agent for Lenders, and Bank of America, N.A., as administrative agent for Lenders, TOGETHER WITH interest thereon at the rate or rates set forth in the Agreement. All payments of interest and principal outstanding shall be made in accordance with the terms of the Credit Agreement.

         This Note evidences Loans made pursuant to, and is entitled to the benefits of, the Credit Agreement. Capitalized terms used and not defined in this Note shall have the meanings assigned to them in the Credit Agreement.

         Payee is authorized to endorse the particulars of each Loan evidenced hereby on the attached Schedule and to attach additional Schedules as necessary, PROVIDED that the failure of Payee to do so or to do so accurately shall not affect the obligations of any Borrower hereunder.

         Each Borrower waives all claims to presentment, demand, protest, and notice of dishonor. Each Borrower agrees to pay all reasonable costs of collection, including reasonable attorney's fees in connection with the enforcement of this Note.

         Payee agrees (a) that any claim, liability, or obligation arising hereunder or under the Credit Agreement whether on account of the principal of any Loan, interest thereon, or any other amount due hereunder or thereunder shall be satisfied only from the assets of the specific Borrower for whose benefit a Loan is borrowed and in any event in an amount not to exceed the outstanding principal amount of any Loan borrowed for such Borrower's benefit, TOGETHER WITH accrued and unpaid interest due and owing thereon, and such Borrower's share of any other amount due hereunder and under the Credit Agreement (as determined in accordance with the provisions of the Credit Agreement), and (b) that no assets of any Borrower shall be used to satisfy any claim, liability, or obligation arising hereunder or under the Credit Agreement with respect to the outstanding principal amount of any Loan borrowed for the benefit of any other Borrower or any accrued and unpaid interest due and owing thereon or such other Borrower's share of any other amount due hereunder and under the Credit Agreement (as determined in accordance with the provisions of the Credit Agreement).

         Neither the shareholders, trustees, officers, employees, and other agents of any Investment Company, Borrower, or Fund shall be personally bound by or liable for any indebtedness, liability, or obligation under this Note or under other Loan Documents nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder or thereunder.

         This Note shall be governed by the laws of the state of Texas.

        [REMAINDER OF PAGE INTENTIONALLY BLANK. SIGNATURE PAGE(S) FOLLOW]

                                SCHEDULE TO NOTE
                         LOANS AND PAYMENT OF PRINCIPAL

This schedule (grid) is attached to and made a part of the Promissory Note dated January 8, 2004, executed severally and not jointly by USAA MUTUAL FUND, INC., USAA INVESTMENT TRUST, USAA TAX EXEMPT FUND, INC., and USAA STATE TAX-FREE TRUST (not in their individual capacities, but on behalf of and for the benefit of the series of Funds comprising each such Investment Company as listed on SCHEDULE 2 to the Credit Agreement) payable to the order of BANK OF AMERICA, N.A.


[GRID]
DATE OF
  LOAN


INVESTMENT
COMPANY AND
FUND


AMOUNT OF
LOAN


INTEREST RATE ON
DATE OF BORROWING


AMOUNT OF
PRINCIPAL
REPAID


DATE OF
REPAYMENT


OTHER
EXPENSES


NOTATION
MADE BY

                                      NOTE


U.S.$50,000,000                                                  January 8, 2004

FOR VALUE RECEIVED, each of the undersigned Investment Companies, not in its individual capacity, but on behalf of and for the benefit of the series of Funds comprising each such Investment Company as listed on SCHEDULE 2 to the Credit Agreement (collectively "BORROWERS," and individually, "BORROWER"), severally and not jointly, promises to pay to the order of BANK OF AMERICA, N.A. ("PAYEE") at Operations Agent's Lending Office, in lawful money of the United States of America, in immediately available funds, the principal amount of all Loans made by Payee to such Borrower under the Credit Agreement dated January 8, 2004 (as amended, modified, or extended, the "CREDIT AGREEMENT"), among Borrowers, the Lenders from time to time party thereto, State Street Bank and Trust Company, as operations agent for Lenders, and Bank of America, N.A., as administrative agent for Lenders, TOGETHER WITH interest thereon at the rate or rates set forth in the Agreement. All payments of interest and principal outstanding shall be made in accordance with the terms of the Credit Agreement.

         This Note evidences Loans made pursuant to, and is entitled to the benefits of, the Credit Agreement. Capitalized terms used and not defined in this Note shall have the meanings assigned to them in the Credit Agreement.

         Payee is authorized to endorse the particulars of each Loan evidenced hereby on the attached Schedule and to attach additional Schedules as necessary, PROVIDED that the failure of Payee to do so or to do so accurately shall not affect the obligations of any Borrower hereunder.

         Each Borrower waives all claims to presentment, demand, protest, and notice of dishonor. Each Borrower agrees to pay all reasonable costs of collection, including reasonable attorney's fees in connection with the enforcement of this Note.

         Payee agrees (a) that any claim, liability, or obligation arising hereunder or under the Credit Agreement whether on account of the principal of any Loan, interest thereon, or any other amount due hereunder or thereunder shall be satisfied only from the assets of the specific Borrower for whose benefit a Loan is borrowed and in any event in an amount not to exceed the outstanding principal amount of any Loan borrowed for such Borrower's benefit, TOGETHER WITH accrued and unpaid interest due and owing thereon, and such Borrower's share of any other amount due hereunder and under the Credit Agreement (as determined in accordance with the provisions of the Credit Agreement), and (b) that no assets of any Borrower shall be used to satisfy any claim, liability, or obligation arising hereunder or under the Credit Agreement with respect to the outstanding principal amount of any Loan borrowed for the benefit of any other Borrower or any accrued and unpaid interest due and owing thereon or such other Borrower's share of any other amount due hereunder and under the Credit Agreement (as determined in accordance with the provisions of the Credit Agreement).

         Neither the shareholders, trustees, officers, employees, and other agents of any Investment Company, Borrower, or Fund shall be personally bound by or liable for any indebtedness, liability, or obligation under this Note or under other Loan Documents nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder or thereunder.

         This Note shall be governed by the laws of the state of Texas.

        [REMAINDER OF PAGE INTENTIONALLY BLANK. SIGNATURE PAGE(S) FOLLOW]

          Signature to the Note dated January 8, 2004, by USAA Mutual Fund, Inc., USAA Investment Trust, USAA State Tax Exempt Fund, Inc., and USAA State Tax-Free Trust (not in their individual capacities, but on behalf of and for the benefit of the series of Funds listed on SCHEDULE 2 to the Credit Agreement) payable to State Street Bank and Trust Company


                                   USAA MUTUAL FUND, INC.,
                                   USAA INVESTMENT TRUST,
                                   USAA TAX EXEMPT FUND, INC., and
                                   USAA STATE TAX-FREE TRUST,



                                   By: /S/ CHRISTOPHER W. CLAUS
                                       ---------------------------------------
                                        Christopher W. Claus, President of each
                                        of the above entities

                                SCHEDULE TO NOTE
                         LOANS AND PAYMENT OF PRINCIPAL

This schedule (grid) is attached to and made a part of the Promissory Note dated January 8, 2004, executed severally and not jointly by USAA MUTUAL FUND, INC., USAA INVESTMENT TRUST, USAA TAX EXEMPT FUND, INC., and USAA STATE TAX-FREE TRUST (not in their individual capacities, but on behalf of and for the benefit of the series of Funds comprising each such Investment Company as listed on SCHEDULE 2 to the Credit Agreement) payable to the order of BANK OF AMERICA, N.A.


[GRID]
DATE OF
  LOAN


INVESTMENT
COMPANY AND
FUND


AMOUNT OF
LOAN


INTEREST RATE ON
DATE OF BORROWING


AMOUNT OF
PRINCIPAL
REPAID


DATE OF
REPAYMENT


OTHER
EXPENSES


NOTATION
MADE BY

                             SUBORDINATION AGREEMENT


================================================================================
THIS IS AN AGREEMENT AMONG:                             DATED:   January 8, 2004
================================================================================

NAME AND ADDRESS OF AGENT: NAME AND ADDRESS OF DEBTOR:  NAME AND ADDRESS OF
Bank of America, N.A. (as  USAA Mutual Fund, Inc.       CREDITOR:
Administrative Agent on    USAA Investment Trust        USAA Capital Corporation
behalf of the Banks party                               9800 Fredericksburg Road
to the Senior Credit       USAA Tax Exempt Fund, Inc.   San Antonio, Texas 78288
Agreement (defined below)  USAA State Tax-Free Trust
901 Main Street            (Each not in its individual
Dallas, Texas  75202       capacity,but on behalf of
                           the Funds listed on SCHEDULE
                           2 to the Senior Credit Agreement)
                           9800 Fredericksburg Road
                           San Antonio, Texas  78288
================================================================================

1. BACKGROUND. Debtor is or may be indebted to Lenders pursuant to and as defined in that certain Credit Agreement dated January 8, 2004, among Lenders, Agent and State Street Bank and Trust Company, as Operations Agent (the "Senior Credit Agreement"). Debtor also is or may be indebted toCreditor pursuant to that certain Facility Agreement Letter dated January 8, 2004, between Debtor and Creditor (the "Subordinated Facility Agreement").All debt (as hereinafter defined) of a Debtor under the Senior Credit Agreement is hereinafter referred to as "senior debt" and all debt of a Debtor underthe Subordinated Facility Agreement is hereinafter referred to as "subordinated debt".

2. DEFINITION OF DEBT. The term "debt" as used in the terms "senior debt" and "subordinated debt" means all debts, obligations and liabilities, now orhereafter existing, direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, irrespective of the person in whose favor such debt may originally have been created andregardless of the manner in which such debt has been or may hereafter be acquired by the holder thereof, and includes all costs incurred to obtain,preserve, perfect or enforce any security interest, lien or mortgage, or to collect any debt or to maintain, preserve, collect and enforce any collateral, and interest on such amounts.

3. SUBORDINATION OF DEBT. Until all senior debt has been paid in full, Debtor will not pay and Creditor will not accept any payment on subordinated debt at any time that an Event of Default (as defined in the Senior Credit Agreement) has occurred and is continuing in respect of senior debt. Anything of valuereceived by Creditor on account of subordinated debt in violation of this agreement will be held by Creditor in trust and immediately will be turned over to Lender in the form received to be applied by Lender on senior debt.

4. REMEDIES OF CREDITOR. Until all senior debt has been paid in full, without Agent's permission, Creditor will not be a party to any action or proceeding against any Debtor to recover subordinated debt. Upon written request of Agent, Creditor will file any claim or proof of claim or take any other action tocollect subordinated debt in any bankruptcy, receivership, liquidation, reorganization or other proceeding for relief of debtors or in connection with any Debtor's insolvency, or in liquidation or marshaling of any Debtor's assets or liabilities, or in any probate proceeding, and if any distribution shall bemade to Creditor, Creditor will hold the same in trust for Lenders and immediately pay to Agent, in the form received to be applied on senior debt, all money or other assets received in any such proceedings on account of subordinated debt until senior debt shall have been paid in full. If Creditor shall fail to take any such action when requested by Agent, Agent may enforce this agreement or as attorney in fact for Creditor and any Debtor may take anysuch action on Creditor's behalf. Creditor hereby irrevocably appoints Agent as Creditor's attorney in fact to take any such action that Agent might request Creditor to take hereunder, and to sue for, compromise, collect and receive all such money and other assets and take any other action in Agent'sown name or in Creditor's name that Agent shall consider advisable for enforcement and collection of subordinated debt, and to apply any amounts received on senior debt.

5. MODIFICATIONS. At any time and from time to time, without Creditor's consent or notice to Creditor and without liability to Creditor and withoutreleasing or impairing any of Lenders' or Agent's rights against Creditor or any of Creditor's obligations hereunder, Lenders or Agent may takeadditional or other security for senior debt; release, exchange, subordinated or lose any security for senior debt; release any person obligated on senior debt, modify, amend or waive compliance with any agreement relating to senior debt; grant any adjustment, indulgence or forbearance to, or compromisewith, any person liable for senior debt; neglect, delay, omit, fail or refuse to take or prosecute any action for collection of any senior debt or to foreclose upon any collateral or take or prosecute any action on any agreement securing any senior debt.

6. SUBORDINATION OF LIENS. Creditor subordinates and makes inferior to any security interests, liens or mortgages now or hereafter securing senior debt allsecurity interests, liens, or mortgages now or hereafter securing subordinated debt. Any foreclosure against any property securing senior debt shallforeclose, extinguish and discharge all security interests, liens and mortgages securing subordinated debt, and any purchaser at any such foreclosure saleshall take title to the property so sold free of all security interest, liens and mortgages securing subordinated debt.

7. STATEMENT OF SUBORDINATION; ASSIGNMENT BY CREDITOR; ADDITIONAL INSTRUMENTS. Debtor and Creditor will cause any instrument evidencing orsecuring subordinated debt to bear upon its face a statement that such instrument is subordinated to senior debt as set forth herein and will take all actions and execute all documents appropriate to carry out this agreement. Creditor will notify Agent not less than 10 days before any assignment of anysubordinated debt.

8. ASSIGNMENT BY LENDER. Each Lender's rights under this agreement may be assigned in connection with any assignment or transfer of any senior debt.

9. VENUE. Debtor and Creditor agree that this agreement is performable in Dallas County, Texas.

10. CUMULATIVE RIGHTS; WAIVERS. This instrument is cumulative of all other rights and securities of Lenders and Agent. No waiver by Agent or any Lenderof any right hereunder, with respect to a particular payment, shall affect or impair its rights in any matters thereafter occurring.

11. SUCCESSORS AND ASSIGNS. This instrument is binding upon and shall inure to the benefit of the heirs, executors, administrators, successors and assigns ofeach of the parties hereto, but Creditor covenants that it will not assign subordinated debt, or any part thereof, without making the rights and interests of the assignee subject in all respects to the terms of this instrument. 12. TERMINATION. This agreement shall terminate upon the termination of the Senior Credit Agreement and repayment in full of the senior debt.

  (AGENT)                  (DEBTOR)                     (CREDITOR)
Bank of America,  N.A.,    USAA Mutual Fund, Inc.       USAA Capital Corporation
as Administrative Agent    USAA Investment Trust
                           USAA Tax Exempt Fund, Inc.
                           USAA State Tax-Free Trust
                           (not in its individual
                           capacity, but on behalf of
                           the Funds listed on
                           SCHEDULE 2 to the Senior
                           Credit Agreement)


By /S/JOAN D'AMICO         By                           By
  ------------------------   --------------------------    ---------------------
  Joan D'Amico,              Christopher W. Claus,         Edwin T. McQuiston,
  its Managing Director      its President                 its SVP-Treasurer

                             SUBORDINATION AGREEMENT


================================================================================
THIS IS AN AGREEMENT AMONG:                             DATED:   January 8, 2004
================================================================================

NAME AND ADDRESS OF AGENT: NAME AND ADDRESS OF DEBTOR:  NAME AND ADDRESS OF
Bank of America, N.A. (as  USAA Mutual Fund, Inc.       CREDITOR:
Administrative Agent on    USAA Investment Trust        USAA Capital Corporation
behalf of the Banks party                               9800 Fredericksburg Road
to the Senior Credit       USAA Tax Exempt Fund, Inc.   San Antonio, Texas 78288
Agreement (defined below)  USAA State Tax-Free Trust
901 Main Street            (Each not in its individual
Dallas, Texas  75202       capacity,but on behalf of
                           the Funds listed on SCHEDULE
                           2 to the Senior Credit Agreement)
                           9800 Fredericksburg Road
                           San Antonio, Texas  78288
================================================================================

1. BACKGROUND. Debtor is or may be indebted to Lenders pursuant to and as defined in that certain Credit Agreement dated January 8, 2004, among Lenders, Agent and State Street Bank and Trust Company, as Operations Agent (the "Senior Credit Agreement"). Debtor also is or may be indebted toCreditor pursuant to that certain Facility Agreement Letter dated January 8, 2004, between Debtor and Creditor (the "Subordinated Facility Agreement").All debt (as hereinafter defined) of a Debtor under the Senior Credit Agreement is hereinafter referred to as "senior debt" and all debt of a Debtor underthe Subordinated Facility Agreement is hereinafter referred to as "subordinated debt".

2. DEFINITION OF DEBT. The term "debt" as used in the terms "senior debt" and "subordinated debt" means all debts, obligations and liabilities, now orhereafter existing, direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, irrespective of the person in whose favor such debt may originally have been created andregardless of the manner in which such debt has been or may hereafter be acquired by the holder thereof, and includes all costs incurred to obtain,preserve, perfect or enforce any security interest, lien or mortgage, or to collect any debt or to maintain, preserve, collect and enforce any collateral, and interest on such amounts.

3. SUBORDINATION OF DEBT. Until all senior debt has been paid in full, Debtor will not pay and Creditor will not accept any payment on subordinated debt at any time that an Event of Default (as defined in the Senior Credit Agreement) has occurred and is continuing in respect of senior debt. Anything of valuereceived by Creditor on account of subordinated debt in violation of this agreement will be held by Creditor in trust and immediately will be turned over to Lender in the form received to be applied by Lender on senior debt.

4. REMEDIES OF CREDITOR. Until all senior debt has been paid in full, without Agent's permission, Creditor will not be a party to any action or proceeding against any Debtor to recover subordinated debt. Upon written request of Agent, Creditor will file any claim or proof of claim or take any other action tocollect subordinated debt in any bankruptcy, receivership, liquidation, reorganization or other proceeding for relief of debtors or in connection with any Debtor's insolvency, or in liquidation or marshaling of any Debtor's assets or liabilities, or in any probate proceeding, and if any distribution shall bemade to Creditor, Creditor will hold the same in trust for Lenders and immediately pay to Agent, in the form received to be applied on senior debt, all money or other assets received in any such proceedings on account of subordinated debt until senior debt shall have been paid in full. If Creditor shall fail to take any such action when requested by Agent, Agent may enforce this agreement or as attorney in fact for Creditor and any Debtor may take anysuch action on Creditor's behalf. Creditor hereby irrevocably appoints Agent as Creditor's attorney in fact to take any such action that Agent might request Creditor to take hereunder, and to sue for, compromise, collect and receive all such money and other assets and take any other action in Agent'sown name or in Creditor's name that Agent shall consider advisable for enforcement and collection of subordinated debt, and to apply any amounts received on senior debt.

5. MODIFICATIONS. At any time and from time to time, without Creditor's consent or notice to Creditor and without liability to Creditor and withoutreleasing or impairing any of Lenders' or Agent's rights against Creditor or any of Creditor's obligations hereunder, Lenders or Agent may takeadditional or other security for senior debt; release, exchange, subordinated or lose any security for senior debt; release any person obligated on senior debt, modify, amend or waive compliance with any agreement relating to senior debt; grant any adjustment, indulgence or forbearance to, or compromisewith, any person liable for senior debt; neglect, delay, omit, fail or refuse to take or prosecute any action for collection of any senior debt or to foreclose upon any collateral or take or prosecute any action on any agreement securing any senior debt.

6. SUBORDINATION OF LIENS. Creditor subordinates and makes inferior to any security interests, liens or mortgages now or hereafter securing senior debt allsecurity interests, liens, or mortgages now or hereafter securing subordinated debt. Any foreclosure against any property securing senior debt shallforeclose, extinguish and discharge all security interests, liens and mortgages securing subordinated debt, and any purchaser at any such foreclosure saleshall take title to the property so sold free of all security interest, liens and mortgages securing subordinated debt.

7. STATEMENT OF SUBORDINATION; ASSIGNMENT BY CREDITOR; ADDITIONAL INSTRUMENTS. Debtor and Creditor will cause any instrument evidencing orsecuring subordinated debt to bear upon its face a statement that such instrument is subordinated to senior debt as set forth herein and will take all actions and execute all documents appropriate to carry out this agreement. Creditor will notify Agent not less than 10 days before any assignment of anysubordinated debt.

8. ASSIGNMENT BY LENDER. Each Lender's rights under this agreement may be assigned in connection with any assignment or transfer of any senior debt.

9. VENUE. Debtor and Creditor agree that this agreement is performable in Dallas County, Texas.

10. CUMULATIVE RIGHTS; WAIVERS. This instrument is cumulative of all other rights and securities of Lenders and Agent. No waiver by Agent or any Lenderof any right hereunder, with respect to a particular payment, shall affect or impair its rights in any matters thereafter occurring.

11. SUCCESSORS AND ASSIGNS. This instrument is binding upon and shall inure to the benefit of the heirs, executors, administrators, successors and assigns ofeach of the parties hereto, but Creditor covenants that it will not assign subordinated debt, or any part thereof, without making the rights and interests of the assignee subject in all respects to the terms of this instrument. 12. TERMINATION. This agreement shall terminate upon the termination of the Senior Credit Agreement and repayment in full of the senior debt.

  (AGENT)                  (DEBTOR)                     (CREDITOR)
Bank of America,  N.A.,    USAA Mutual Fund, Inc.       USAA Capital Corporation
as Administrative Agent    USAA Investment Trust
                           USAA Tax Exempt Fund, Inc.
                           USAA State Tax-Free Trust
                           (not in its individual
                           capacity, but on behalf of
                           the Funds listed on
                           SCHEDULE 2 to the Senior
                           Credit Agreement)


By                         By /S/CHRISTOPHER W. CLAUS   By /S/EDWIN T. MCQUISTON
  ------------------------   --------------------------    ---------------------
  Joan D'Amico,              Christopher W. Claus,         Edwin T. McQuiston,
  its Managing Director      its President                 its SVP-Treasurer

                                 EXHIBIT h (iii)

January 08, 2004


USAA Mutual Fund, Inc.,
USAA Investment Trust,
USAA Tax Exempt Fund, Inc.,
USAA State Tax-Free Trust, and
USAA Life Investment Trust, not in their individual capacities but on behalf of and for the benefit of the series of funds comprising each such Borrower as set forth on SCHEDULE A hereto
9800 Fredericksburg Road
San Antonio, Texas 78288

Attention:    Christopher W. Claus, President
              James M. Middleton, President

Ladies and Gentlemen:

         This Facility Agreement Letter (this "AGREEMENT") sets forth the terms and conditions for loans (each a "LOAN" and collectively the "LOANS") which USAA Capital Corporation ("CAPCO"), agrees to make during the period commencing January 08, 2004 and ending January 06, 2005 (the "FACILITY PERIOD") to USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust and USAA Life Investment Trust, and each investment company which may become a party hereto pursuant to the terms of this Agreement (each a "BORROWER" and collectively the "BORROWERS"), each of which is executing this Agreement not in its individual capacity, but on behalf of and for the benefit of the series of funds comprising each such Borrower as set forth on SCHEDULE A (as hereafter modified or amended in accordance with the terms hereof) (each a "FUND" and collectively the "FUNDS"), under a master revolving credit facility (the "FACILITY"). This Agreement replaces in its entirety that certain Facility Agreement Letter dated January 9, 2003, as heretofore amended or modified, between the Borrowers and CAPCO. CAPCO and the Borrowers hereby agree as follows:

        1. AMOUNT. The aggregate principal amount of the Loans to be advanced under this Facility shall not exceed, at any one time outstanding, U.S. $400,000,000 (the "COMMITMENT"). The aggregate principal amount of the Loans which may be borrowed by a Borrower for the benefit of a particular Fund under the Facility and the Other Facility (defined below) shall not exceed the percentage (the "BORROWING LIMIT") of the total assets of such Fund as set forth on SCHEDULE A.

        2. PURPOSE AND LIMITATIONS ON BORROWINGS. Each Borrower will use the proceeds of each Loan made to it solely for temporary or emergency purposes of the Fund for whose benefit it is borrowing in accordance with such Fund's Borrowing Limit and prospectus in effect at the time of such Loan. Portfolio securities may not be purchased by a Fund while there is a Loan outstanding under the Facility and/or a loan outstanding under the Other Facility (defined below) for the benefit of such Fund, if the aggregate amount of such Loan and such other loan under the Other Facility exceeds 5% of the total assets of such Fund. The Borrowers will not, and will not permit any Fund to, directly or indirectly, use any proceeds of any Loan for any purpose, that would violate any provision of any applicable statute, regulation, order, or restriction.

        3. BORROWING RATE AND MATURITY OF LOANS. CAPCO shall make Loans to a Borrower and the principal amount of each Loan outstanding from time to time shall bear interest from the date each such Loan is made to, but excluding the date of payment in full thereof, at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets. Interest on the Loans shall be calculated on the basis of a year of 360 days and the actual days elapsed but shall not exceed the highest lawful rate. Each loan will be for an established number of days agreed upon by the applicable Borrower and CAPCO on or before the date of such Loan. Notwithstanding the above, all Loans to a Borrower shall be made available at a rate per annum equal to the rate at which CAPCO would make loans to affiliates and subsidiaries. Further, as to the investment companies except USAA Life Investment Trust, if the CAPCO rate exceeds the rate at which a Borrower could obtain funds pursuant to the $100 million credit agreement with State Street Bank and Trust Company ("State Street") and Bank of America, N.A. ("Bank of America") , the Borrower will in the absence of predominating circumstances, borrow from State Street and/or Bank of America. Any past due principal and/or accrued interest shall bear interest at a rate per annum equal to the aggregate of the "FEDERAL FUNDS RATE" plus 1.50 percent (150 basis points), but not to exceed the highest lawful rate, from the date of any such payment was due, but excluding the date of payment in full thereof, and shall be payable on demand.

        4. ADVANCES, PAYMENTS, PREPAYMENTS AND READVANCES. Upon each Borrower's request, and SUBJECT TO the terms and conditions contained herein, CAPCO shall make Loans to each Borrower on behalf of and for the benefit of its respective Fund(s) during the Facility Period, and each Borrower may borrow, repay and reborrow Loans hereunder. The Loans shall be evidenced by a duly executed and delivered Master Grid Promissory Note in the form of EXHIBIT A (the "NOTE"). Each Loan shall be in an aggregate amount not less than U.S. $100,000 and increments of U.S. $1,000 in excess thereof. Payment of principal and interest due with respect to each Loan shall be payable at the maturity of such Loan and shall be made in funds immediately available to CAPCO prior to 2:00 p.m. San Antonio, Texas time on the day such payment is due, or as CAPCO shall otherwise direct from time to time and, SUBJECT TO the terms and conditions hereof, may be repaid with the proceeds of a new borrowing hereunder. Notwithstanding any provision of this Agreement to the contrary, all Loans, accrued but unpaid interest and other amounts payable hereunder shall be due and payable upon termination of the Facility (whether by acceleration or otherwise).

        5. FACILITY FEE. Beginning with the date of this Agreement and until such time as all Loans have been irrevocably repaid to CAPCO in full, and CAPCO is no longer obligated to make Loans, each Fund (to be allocated among the Funds as the Borrowers deem appropriate) severally shall pay to CAPCO its allocated share of a facility fee (the "FACILITY FEE"). The Facility Fee will be the Borrowers' assessed proportionate share of CAPCO's operating expenses related to obtaining/maintaining CAPCO's funding programs. The expense will be allocated by CAPCO to the Borrowers and to the other CAPCO borrowers (CAPCO affiliates and subsidiaries) based on the Borrowers' Commitment (as it may be reduced pursuant to SECTION 6) as a percentage of the total amount of borrowing authorized for all CAPCO borrowers. In no event will the Facility Fee exceed .09 of one percent (9 basis points) of the amount of the commitment, nor will it exceed the fee charged any other CAPCO affiliates and subsidiaries under similar loan arrangements.

         6. OPTIONAL TERMINATION OR REDUCTION OF COMMITMENT. The Borrowers on behalf of the applicable Funds shall have the right upon at least three business days prior written notice to CAPCO, to terminate or reduce the unused portion of the Commitment. Any such reduction of the Commitment shall be in the amount of U.S. $5,000,000 or any larger integral multiple of U.S. $1,000,000 (EXCEPT that any reduction may be in the aggregate amount of the unused Commitment). Accrued fees with respect to the terminated Commitment shall be payable to CAPCO on the effective date of such termination.

        7. MANDATORY TERMINATION COMMITMENT. The Commitment shall automatically terminate on the last day of the Facility Period and any Loans then outstanding (TOGETHER WITH accrued interest thereon and any other amounts owing hereunder) shall be due and payable on such date.

        8. COMMITTED FACILITY. CAPCO acknowledges that the Facility is a committed facility and that CAPCO shall be obligated to make any Loan requested during the Facility Period under this Agreement, subject to the terms and conditions hereof; PROVIDED, HOWEVER, that CAPCO shall not be obligated to make any Loan if this Facility has been terminated by the Borrowers, or to a Borrower on behalf of a proposed borrowing Fund, if at the time of a request for a Loan by a Borrower (on behalf of such applicable borrowing Fund) there exists any Event of Default or condition which, with the passage of time or giving of notice, or both, would constitute or become an Event of Default with respect to such Fund.

        9. LOAN REQUESTS. Each request for a Loan (each a "BORROWING NOTICE") shall be in writing by the applicable Borrower, EXCEPT that such Borrower may make an oral request (each an "ORAL REQUEST") PROVIDED THAT each Oral Request shall be followed by a written Borrowing Notice within one business day. Each Borrowing Notice shall specify the following terms ("TERMS") of the requested
Loan: (i) the date on which such Loan is to be disbursed, (ii) the principal amount of such Loan, (iii) the Borrower which is borrowing such Loan, (iv) the Fund(s) for whose benefit the Loan is being borrowed and the amount of the Loan which is for the benefit of each such Fund, and (v) the requested maturity date of the Loan. Each Borrowing Notice shall also set forth the total assets of each Fund for whose benefit a portion of the Loan is being borrowed as of the close of business on the day immediately preceding the date of such Borrowing Notice. Borrowing notices shall be delivered to CAPCO by 9:00 a.m. San Antonio, Texas time on the day the Loan is requested to be made.

Each Borrowing Notice shall constitute a representation to CAPCO by the applicable Borrower on behalf of the proposed borrowing Fund(s) of such Borrower that all of the representations and warranties made by such Borrower on behalf of the applicable borrowing Fund(s) of such Borrower in SECTION 12 are true and correct as of such date and that no Event of Default or other condition which with the passage of time or giving of notice, or both, would result in an Event of Default, has occurred or is occurring with respect to such borrowing Fund(s).

        10. CONFIRMATIONS; CREDITING OF FUNDS; RELIANCE BY CAPCO. Upon receipt by CAPCO of a Borrowing Notice:

                  (a) CAPCO shall send the applicable Borrower written confirmation of the Terms of such Loan via facsimile or telecopy, as soon as reasonably practicable; PROVIDED, HOWEVER, that the failure to do so shall not affect the obligation of such Borrower;

                  (b) CAPCO shall make such Loan in accordance with the Terms by transfer of the Loan amount in immediately available funds, to the account of the applicable Borrower as specified in EXHIBIT B or as such Borrower shall otherwise specify to CAPCO in a writing signed by an Authorized Individual (as defined in SECTION 11) of such Borrower and sent to CAPCO via facsimile or telecopy; and

                  (c) CAPCO shall make appropriate entries on the Note or the records of CAPCO to reflect the Terms of the Loan; PROVIDED, HOWEVER, that the failure to do so shall not affect the obligation of any borrowing Fund.

CAPCO shall be entitled to rely upon and act hereunder pursuant to any Oral Request, which it reasonably believes to have been made by the applicable Borrower through an Authorized Individual. If any Borrower believes that the confirmation relating to any Loan contains any error or discrepancy from the applicable Oral Request, such Borrower will promptly notify CAPCO thereof.

        11. BORROWING RESOLUTIONS AND OFFICERS' CERTIFICATES. Prior to the making of any Loan pursuant to this Agreement, the Borrowers shall have delivered to CAPCO (a) the duly executed Note, (b) resolutions of each Borrower's Board of Directors/Trustees authorizing each Borrower to execute, deliver and perform this Agreement and the Note on behalf of the applicable Funds, (c) an Officer's Certificate in substantially the form set forth in EXHIBIT D, authorizing certain individuals ("AUTHORIZED INDIVIDUALS"), to take on behalf of each Borrower (on behalf of the applicable Funds) actions contemplated by this Agreement and the Note, and (d) the opinion of counsel to USAA Investment Management Company, manager and advisor to the Borrowers, with respect to such matters as CAPCO may reasonably request.

        12. REPRESENTATIONS AND WARRANTIES. In order to induce CAPCO to enter into this Agreement and to make the Loans provided for hereunder, each Borrower hereby severally, makes on behalf of each of its respective series of Funds comprising such Borrower the following representations and warranties, which shall survive the execution and delivery hereof and of the Note:

                  (a) ORGANIZATION, STANDING, ETC. Such Borrower is a corporation or trust duly organized, validly existing, and in good standing under applicable state laws and has all requisite corporate or trust power and authority to carry on its respective businesses as now conducted and proposed to be conducted, to enter into this Agreement and all other documents to be executed by it in connection with the transactions contemplated hereby, to issue and borrow under the Note and to carry out the terms hereof and thereof;

                  (b) FINANCIAL INFORMATION; DISCLOSURE, ETC. Such Borrower has furnished CAPCO with certain financial statements of such Borrower with respect to itself and the applicable Fund(s), all of which such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and fairly present the financial position and results of operations of such Borrower and the applicable Funds on the dates and for the periods indicated. Neither this Agreement nor any financial statements, reports or other documents or certificates furnished to CAPCO by such Borrower on behalf of the applicable Fund(s) in connection with the transactions contemplated hereby contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained herein or therein in light of the circumstances when made not misleading;

                  (c) AUTHORIZATION; COMPLIANCE WITH OTHER INSTRUMENTS. The execution, delivery and performance of this Agreement and the Note, and borrowings hereunder, have been duly authorized by all necessary corporate or trust action of such Borrower and will not result in any violation of or be in conflict with or constitute a default under any term of the charter, by-laws or trust agreement, as applicable, of such Borrower or of any borrowing restrictions or prospectus or statement of additional information of such Borrower or the applicable Fund(s), or of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Borrower on behalf of the applicable Fund(s), or result in the creation of any mortgage, lien, charge or encumbrance upon any of the properties or assets of the applicable Fund(s) pursuant to any such term. Such Borrower is not in violation of any term of its respective charter, by-laws or trust agreement, as applicable, and such Borrower and the applicable Fund(s) are not in violation of any material term of any agreement or instrument to which they are a party, or to the best of such Borrower's knowledge, of any judgment, decree, order, statute, rule or governmental regulation applicable to them;

                  (d) SEC COMPLIANCE. Such Borrower and the applicable Fund(s) are in compliance in all material respects with all federal and state securities or similar laws and regulations, including all material rules, regulations and administrative orders of the Securities and Exchange Commission (the "SEC") and applicable Blue Sky authorities. Such Borrower and the applicable Fund(s) are in compliance in all material respects with all of the provisions of the Investment Company Act of 1940, and such Borrower has filed all reports with the SEC that are required of it or the applicable Fund(s);

                  (e) LITIGATION. There is no action, suit or proceeding pending or, to the best of each Borrower's knowledge, threatened against such Borrower or the applicable Fund(s) in any court or before any arbitrator or governmental body which seeks to restrain any of the transactions contemplated by this Agreement or which could reasonably be expected to have a material adverse effect on the assets or business operations of such Borrower or the applicable Fund(s) or the ability of such applicable Fund(s) to pay and perform their respective obligations hereunder and under the Notes; and

                  (f) FUNDS' OBLIGATION FOR REPAYMENT. The assets of each Fund for whose benefit Loans are borrowed by the applicable Borrower are SUBJECT TO and liable for such Loans. CAPCO may only seek repayment from the assets of the Fund of a Borrower that obtained a Loan, and may not seek repayment of that Loan from the assets of any other Fund of that Borrower.

        13. AFFIRMATIVE COVENANTS OF THE BORROWERS. Until such time as all amounts of principal, interest and other sums due to CAPCO by a Borrower pursuant to any Loan made to such Borrower for the benefit of the applicable Fund(s) is irrevocably paid in full, and until CAPCO is no longer obligated to make Loans to such Borrower for the benefit of the applicable Fund(s), such Borrower (on behalf of its respective Fund(s)) severally agrees:

                  (a) To deliver to CAPCO as soon as possible and in any event within seventy-five (75) days after the end of each fiscal year of such Borrower and the applicable Fund(s), Statements of Assets and Liabilities, Statements of Operations and Statements of Changes in Net Assets of each applicable Fund for such fiscal year, as set forth in each applicable Fund's Annual Report to shareholders TOGETHER WITH a calculation of the maximum amount which each applicable Fund could borrow under its Borrowing Limit as of the end of such fiscal year;

                  (b) To deliver to CAPCO as soon as available and in any event within seventy-five (75) days after the end of each semiannual period of such Borrower and the applicable Fund(s), Statements of Assets and Liabilities, Statement of Operations and Statements of Changes in Net Assets of each applicable Fund as of the end of such semiannual period, as set forth in each applicable Fund's Semiannual Report to shareholders, TOGETHER WITH a calculation of the maximum amount which each applicable Fund could borrow under its Borrowing Limit at the end of such semiannual period;

                  (c) To deliver to CAPCO prompt notice of the occurrence of any event or condition which constitutes, or is likely to result in, a change in such Borrower or any applicable Fund which could reasonably be expected to materially adversely affect the ability of any applicable Fund to promptly repay outstanding Loans made for its benefit or the ability of such Borrower or the applicable Fund(s) to perform their respective obligations under this Agreement or the Note;

                  (d) To do, or cause to be done, all things necessary to preserve and keep in full force and effect the corporate or trust existence of such Borrower and all permits, rights and privileges necessary for the conduct of its businesses and to comply in all material respects with all applicable laws, regulations and orders, including without limitation, all rules and regulations promulgated by the SEC;

                  (e) To promptly notify CAPCO of any litigation, threatened legal proceeding or investigation by a governmental authority which could reasonably be expected to materially affect the ability of any applicable Fund to promptly repay the outstanding Loans made for its benefit hereunder or the ability of such Borrower or the applicable Fund(s) to otherwise perform their respective obligations hereunder;

                  (f) In the event a Loan for the benefit of a particular Fund is not repaid in full within 10 days after the date it is borrowed, and until such Loan is repaid in full, to deliver to CAPCO, within two business days after each Friday occurring after such 10th day, a statement setting forth the total assets of such Fund as of the close of business on each such Friday; and

                  (g) Upon the request of CAPCO, which may be made by CAPCO from time to time in the event CAPCO in good faith believes that there has been a material adverse change in the capital markets generally, to deliver to CAPCO, within two business days after any such request, a statement setting forth the total assets of each Fund for whose benefit a Loan is outstanding on the date of such request.

        14. NEGATIVE COVENANTS OF THE BORROWERS. Until such time as all amounts of principal, interest and other sums due to CAPCO by a Borrower pursuant to any Loan made to such Borrower for the benefit of the applicable Fund(s) is irrevocably paid in full, and until CAPCO is no longer obligated to make Loans to such Borrower for the benefit of the applicable Fund, such Borrower (on behalf of its respective Fund(s)) severally agrees:

                  (a) Unless CAPCO has breached its obligations to lend hereunder or becomes insolvent or the subject of a receivership proceeding, not to incur any indebtedness for borrowed money (OTHER THAN (i) pursuant to a U.S. $100,000,000 Credit Agreement with State Street and Bank of America previously referenced in Paragraph 3 above (the "OTHER FACILITY") and (ii) overdrafts incurred at the custodian of the Funds from time to time in the ordinary course of business) EXCEPT the Loans, without the prior written consent of CAPCO, which consent will not be unreasonably withheld; and

                  (b) Not to dissolve or terminate its existence, or merge or consolidate with any other person or entity, or sell all or substantially all of its assets in a single transaction or series of related transactions (OTHER THAN assets consisting of margin stock), each without the prior written consent of CAPCO, which consent will not be unreasonably withheld; PROVIDED THAT a Borrower or Fund may without such consent merge, consolidate with, or purchase substantially all of the assets of, or sell substantially all of its assets to, an affiliated investment company or series thereof, as provided for in Rule 17a-8 under the Investment Company Act of 1940.

        15. EVENTS OF DEFAULT. If any of the following events (each an "EVENT OF DEFAULT") shall occur (it being understood that an Event of Default with respect to one Fund shall not constitute an Event of Default with respect to any other Fund):

                  (a) A Fund shall default in the payment of principal or interest on any Loan or any other fee due hereunder for a period of five days after the same becomes due and payable, whether at maturity or, with respect to any Facility Fee, at a date fixed for the payment thereof;

                  (b) A Fund shall default in the performance of or compliance with any term contained in SECTION 13 and such default shall not have been remedied within 30 days after written notice thereof shall have been given to the applicable Borrower on behalf of such Fund by CAPCO;

                  (c) A Fund shall default in the performance of or compliance with any term contained in SECTION 14;

                  (d) A Fund shall default in the performance of or compliance with any other term contained herein and such default shall not have been remedied within 30 days after written notice thereof shall have been given to the applicable Borrower on behalf of such Fund by CAPCO;

                  (e) Any representation or warranty made by or on behalf of a Fund herein or pursuant hereto shall prove to have been false or incorrect in any material respect when made;

                  (f) USAA Investment Management Company or any successor manager or investment adviser (PROVIDED THAT such successor manager or investment advisor is a wholly-owned subsidiary of United Services Automobile Association and/or CAPCO) shall cease to be the manager and investment advisor of a Fund; PROVIDED THAT USAA Investment Management Company (or its successor) shall be permitted to hire one or more of the existing subadvisers listed on SCHEDULE B as subadvisers for any Fund and may add new subadvisers as provided in SECTION 16(B); or

                  (g) An event of default shall occur and be continuing under the Other Facility with respect to a Fund;

then, in any event, and at any time thereafter, if any Event of Default shall be continuing, CAPCO may by written notice to the applicable Borrower (i) terminate its commitment to make any Loan hereunder to such Borrower with respect to such Fund, whereupon said commitment shall forthwith terminate without any other notice of any kind and (ii) declare the principal and interest in respect of any outstanding Loans with respect to such Fund, and all other amounts due hereunder with respect to such Fund, to be immediately due and payable whereupon the principal and interest in respect thereof and all other amounts due hereunder shall become forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Borrowers on behalf of the applicable Funds.

        16. NEW BORROWERS; NEW FUNDS; NEW SUBADVISERS

                  (a) So long as no Event of Default or condition which, with the passage of time or the giving of notice, or both, would constitute or become an Event of Default has occurred and is continuing, and with the prior consent of CAPCO, which consent will not be unreasonably withheld:

                          (i) Any investment company that becomes part of the same "GROUP OF INVESTMENT COMPANIES" (as that term is defined in Rule 11a-3 under the Investment Company Act of 1940) as the original Borrowers to this Agreement, may, by submitting an amended SCHEDULE A and EXHIBIT B to this Agreement to CAPCO (which amended SCHEDULE A and EXHIBIT B shall replace SCHEDULE A and EXHIBIT B which are then a part of this Agreement) and such other documents as CAPCO may reasonably request, become a party to this Agreement and may become a "BORROWER" hereunder; and

                          (ii) A Borrower may, by submitting an amended SCHEDULE A and EXHIBIT B to this Agreement to CAPCO (which amended SCHEDULE A and EXHIBIT B shall replace SCHEDULE A and EXHIBIT B which are then a part of this Agreement), add additional Funds for whose benefit such Borrower may borrow Loans. No such amendment of SCHEDULE A to this Agreement shall amend the Borrowing Limit applicable to any Fund without the prior consent of CAPCO.

                 (b) A Borrower may, by submitting an amended SCHEDULE B to this Agreement to CAPCO (which amended SCHEDULE B shall replace the SCHEDULE B which is then a part of this Agreement), add new subadvisers, which are not currently subadvising any other Fund.

        17. LIMITED RECOURSE. CAPCO agrees (a) that any claim, liability, or obligation arising hereunder or under the Note whether on account of the principal of any Loan, interest thereon, or any other amount due hereunder or thereunder shall be satisfied only from the assets of the specific Fund for whose benefit a Loan is borrowed and in any event in an amount not to exceed the outstanding principal amount of any Loan borrowed for such Fund's benefit, TOGETHER WITH accrued and unpaid interest due and owing thereon, and such Fund's share of any other amount due hereunder and under the Note (as determined in accordance with the provisions hereof) and (b) that no assets of any Fund shall be used to satisfy any claim, liability, or obligation arising hereunder or under the Note with respect to the outstanding principal amount of any Loan borrowed for the benefit of any other Fund or any accrued and unpaid interest due and owing thereon or such other Fund's share of any other amount due hereunder and under the Note (as determined in accordance with the provisions hereof).

        18. REMEDIES ON DEFAULT. In case any one or more Events of Default shall occur and be continuing, CAPCO may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceedings, against the applicable Borrower on behalf of the applicable defaulting Fund(s), as the case may be. In the case of a default in the payment of any principal or interest on any Loan or in the payment of any fee due hereunder, the relevant Fund(s) (to be allocated among such Funds as the Borrowers deem appropriate) severally shall pay to CAPCO such further amount as shall be sufficient to cover the cost and expense of collection, including, without limitation, reasonable attorney's fees and expenses from the relevant Fund.

        19. NO WAIVER OF REMEDIES. No course of dealing or failure or delay on the part of CAPCO in exercising any right or remedy hereunder or under the Note shall constitute a waiver of any right or remedy hereunder or under the Note, nor shall any partial exercise of any right or remedy hereunder or under the Note preclude any further exercise thereof or the exercise of any other right or remedy hereunder or under the Note. Such rights and remedies expressly provided are cumulative and not exclusive of any rights or remedies which CAPCO would otherwise have.

        20. EXPENSES. Each of the Funds severally shall pay on demand all reasonable out-of-pocket costs and expenses (including reasonable attorney's fees and expenses) incurred by CAPCO in connection with the collection and any other enforcement proceedings of or regarding this Agreement, any Loan or the Note against such Fund.

        21. BENEFIT OF AGREEMENT. This Agreement and the Note shall be binding upon and inure for the benefit of and be enforceable by the respective successors and assigns of the parties hereto; PROVIDED THAT no party to this Agreement or the Note may assign any of its rights hereunder or thereunder without the prior written consent of the other parties.

        22. NOTICES AND OTHER COMMUNICATIONS; FACSIMILE COPIES

        (A) GENERAL. Unless otherwise expressly provided herein, all notices, requests and other communications provided for hereunder shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed, or delivered to the applicable address or facsimile number, or (subject to SUBSECTION (C) below) electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

                  (i) if to the Borrowers, to the address, facsimile number, electronic mail address, or telephone number specified for such Person on EXHIBIT B or to such other address, facsimile number, electronic mail address, or telephone number as shall be designated by such party in a notice to the other parties; and

                  (ii) if to CAPCO, to the address, facsimile number, electronic mail address, or telephone number specified on EXHIBIT C or to such other address, facsimile number, electronic mail address, or telephone number as shall be designated by such party in a notice to the other parties.

All such notices and other communications shall be deemed to be given or made upon the EARLIER to occur of (i) actual receipt by the relevant party hereto and
(ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by certified mail, when signed for by or on behalf of the relevant party hereto; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of SUBSECTION (C) below), when delivered. In no event shall a voicemail message be effective as a notice, communication or confirmation hereunder.

        (b) EFFECTIVENESS OF FACSIMILE DOCUMENTS AND SIGNATURES. This Agreement and all other documents to be executed by it in connection with the transactions contemplated hereby may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on all Borrowers and the Bank. The Bank may also require that any such documents and signatures be confirmed by a manually-signed original thereof; PROVIDED HOWEVER, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

        (c) LIMITED USE OF ELECTRONIC MAIL. Electronic mail and Internet and intranet websites may be used only to distribute routine communications, such as drafts of loan documents and financial statements and other information as provided in Section 13, and to distribute this Agreement and the other documents to be executed in connection herewith for execution by the parties thereto, and may not be used for any other purpose.

        23. MODIFICATIONS. No provision of this Agreement or the Note may be waived, modified or discharged EXCEPT by mutual written agreement of all parties. THIS WRITTEN LOAN AGREEMENT AND THE NOTE REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY

NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

        24. GOVERNING LAW AND JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the state of Texas without regard to the choice of law provisions thereof. Chapter 346 of the Texas Finance Code shall not apply to this Agreement or the Loans made hereunder.

        25. TRUST DISCLAIMER. Neither the shareholders, trustees, officers, employees and other agents of any Borrower or Fund shall be personally bound by or liable for any indebtedness, liability or obligation hereunder or under the Note nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

        26. PUBLICITY. Neither CAPCO nor the Borrowers will use any name, trademark, or trade name of the other without that other party's prior written consent.

If this letter correctly reflects your agreement with us, please execute both copies hereof and return one to us, whereupon this Agreement shall be binding upon the Borrowers (not in their individual capacity, but on behalf of their respective Funds listed on SCHEDULE A hereto) and CAPCO.

Sincerely,

USAA CAPITAL CORPORATION


By:     /S/ EDWIN T. MCQUISTON
        ----------------------------------
        Edwin T. McQuiston
        Senior Vice President-Treasurer


1108440

Signature to the Facility Agreement Letter dated January 8, 2004, between USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust, and USAA Life Investment Trust (not in their individual capacities, but on behalf of and for the benefit of the series of funds set forth on SCHEDULE A hereto) and CAPCO.

AGREED AND ACCEPTED

USAA MUTUAL FUND, INC.,
         on behalf of and for the benefit
         of its series of Funds as set forth
         on SCHEDULE A to this Agreement


By:      /S/ CHRISTOPER W. CLAUS
         -------------------------------
         Christopher W. Claus, President

USAA INVESTMENT  TRUST,
         on behalf of and for the benefit
         of its series of Funds as set forth
         on SCHEDULE A to this Agreement


By:      /S/ CHRISTOPHER W. CLAUS
         -------------------------------
         Christopher W. Claus, President


USAA TAX EXEMPT FUND, INC.,
         on behalf of and for the benefit
         of its series of Funds as set forth
         on SCHEDULE A to this Agreement


By:      /S/ CHRISTOPHER W. CLAUS
         -------------------------------
         Christopher W. Claus, President

USAA STATE TAX-FREE TRUST,
         on behalf of and for the benefit
         of its series of Funds as set forth
         on SCHEDULE A to this Agreement


By:      /S/ CHRISTOPHER W. CLAUS
         -------------------------------
         Christopher W. Claus, President

USAA     LIFE  INVESTMENT  TRUST,
         on behalf of and for the benefit
         of its series of Funds as set forth
         on SCHEDULE A to this Agreement


By:      /S/ JAMES M. MIDDLETON
         -----------------------------
         James M. Middleton, President

                     SCHEDULE A TO FACILITY AGREEMENT LETTER

                  FUNDS FOR WHOSE BENEFIT LOANS CAN BE BORROWED
               UNDER FACILITY AGREEMENT LETTER AND BORROWING LIMIT


BORROWER                                    FUNDS                      MAXIMUM PERCENT OF THE TOTAL ASSETS
                                                                       WHICH CAN BE BORROWED UNDER
                                                                       FACILITY AGREEMENT WITH CAPCO

USAA Mutual Fund, Inc.     USAA Aggressive Growth                             5% of Total Assets
                           USAA Growth & Income                                 "
                           USAA Income Stock                                    "
                           USAA Short-Term Bond                                 "
                           USAA Money Market                                    "
                           USAA Growth                                          "
                           USAA Income                                          "
                           USAA S&P 500 Index (Member and Reward classes)       "
                           USAA Science & Technology                            "
                           USAA First Start Growth                              "
                           USAA High Yield Opportunities                        "
                           USAA Intermediate-Term Bond                          "
                           USAA Small Cap Stock                                 "
                           USAA Extended Market Index                           "
                           USAA Nasdaq-100 Index                                "
                           USAA Capital Growth                                  "
                           USAA Value                                           "

USAA Investment Trust      USAA Cornerstone Strategy                            "
                           USAA Precious Metals and Minerals                    "
                           USAA International                                   "
                           USAA World Growth                                    "
                           USAA GNMA Trust                                      "
                           USAA Treasury Money Market Trust                     "
                           USAA Emerging Markets                                "
                           USAA Growth and Tax Strategy                         "
                           USAA Balanced Strategy                               "

USAA Tax Exempt Fund, Inc. USAA Long-Term                                       "
                           USAA Intermediate-Term                               "
                           USAA Short-Term                                      "
                           USAA Tax Exempt Money Market                         "
                           USAA California Bond                                 "
                           USAA California Money Market                         "
                           USAA New York Bond                                   "
                           USAA New York Money Market                           "
                           USAA Virginia Bond                                   "
                           USAA Virginia Money Market                           "

USAA State Tax-Free Trust  USAA Florida Tax-Free Income                         "
                           USAA Florida Tax-Free Money Market                   "

USAA Life Investment Trust USAA Life Income                                     "
                           USAA Life Growth and Income                          "
                           USAA Life World Growth                               "
                           USAA Life Diversified Assets                         "
                           USAA Life Aggressive Growth                          "

                                                                     Schedule A

                     SCHEDULE B TO FACILITY AGREEMENT LETTER

                              PERMITTED SUBADVISERS



         Batterymarch Financial Management, Inc.
         The Boston Company Asset Management, LLC
         Dresdner RCM Global Investors LLC
         Grantham, Mayo, Van Otterloo & Co. LLC
         Marsico Capital Management, LLC
         Merrill Lynch Quantitative Advisers
         MFS Investment Management
         Northern Trust Investments, N.A.
         Wellington Management Company, LLP
         Westwood Management Corporation

                                                                     Schedule B

                     EXHIBIT A TO FACILITY AGREEMENT LETTER

                           MASTER GRID PROMISSORY NOTE



U.S. $400,000,000                                        Dated: January 08, 2004


         FOR VALUE RECEIVED, each of the undersigned (each a "BORROWER" and collectively the "BORROWERS"), severally and not jointly and not in their individual capacities, but on behalf of and for the benefit of the series of funds comprising each such Borrower as listed on SCHEDULE A to the Agreement as defined below (each a "FUND" and collectively the "FUNDS") promises to pay to the order of USAA Capital Corporation ("CAPCO") at CAPCO's office located at 9800 Fredericksburg Road, San Antonio, Texas 78288, in lawful money of the United States of America, in immediately available funds, the principal amount of all Loans made by CAPCO to such Borrower for the benefit of the applicable Funds under the Facility Agreement Letter dated January 08, 2004 (as amended or modified, the "AGREEMENT"), among the Borrowers and CAPCO, together with interest thereon at the rate or rates set forth in the Agreement. All payments of interest and principal outstanding shall be made in accordance with the terms of the Agreement.

         This Note evidences Loans made pursuant to, and is entitled to the benefits of, the Agreement. Terms not defined in this Note shall be as set forth in the Agreement.

         CAPCO is authorized to endorse the particulars of each Loan evidenced hereby on the attached Schedule and to attach additional Schedules as necessary, provided that the failure of CAPCO to do so or to do so accurately shall not affect the obligations of any Borrower (or the Fund for whose benefit it is borrowing) hereunder.

         Each Borrower waives all claims to presentment, demand, protest, and notice of dishonor. Each Borrower agrees to pay all reasonable costs of collection, including reasonable attorney's fees in connection with the enforcement of this Note.

         CAPCO hereby agrees (i) that any claim, liability, or obligation arising hereunder or under the Agreement whether on account of the principal of any Loan, interest thereon, or any other amount due hereunder or thereunder shall be satisfied only from the assets of the specific Fund for whose benefit a Loan is borrowed and in any event in an amount not to exceed the outstanding principal amount of any Loan borrowed for such Fund's benefit, TOGETHER WITH accrued and unpaid interest due and owing thereon, and such Fund's share of any other amount due hereunder and under the Agreement (as determined in accordance with the provisions of the Agreement) and (ii) that no assets of any Fund shall be used to satisfy any claim, liability, or obligation arising hereunder or under the Agreement with respect to the outstanding principal amount of any Loan borrowed for the benefit of any other Fund or any accrued and unpaid interest due and owing thereon or such other Fund's share of any other amount due hereunder and under the Agreement (as determined in accordance with the provisions of the Agreement).

         Neither the shareholders, trustees, officers, employees and other agents of any Borrower or Fund shall be personally bound by or liable for any indebtedness, liability or obligation hereunder or under the Note nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

         Loans under the Agreement and this Note (except to USAA Life Investment Trust) are subordinated to loans made under the $100,000,000 Credit Agreement between the Borrowers and State Street Bank and Trust Company (State Street) and Bank of America, N.A. (Bank of America), dated January 08, 2004, in the manner and to the extent set forth in the Agreement among the Borrowers, CAPCO, State Street and Bank of America, dated January 08, 2004.

         This Note shall be governed by the laws of the state of Texas.


                                                                       Exhibit A

Signature to the Master Grid Promissory Note dated January 08, 2004, by USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust and USAA Life Investment Trust (not in their individual capacities, but on behalf of and for the benefit of the series of funds set forth on SCHEDULE A to the Agreement) payable to CAPCO.

                                   USAA MUTUAL FUND, INC.,
                                            on behalf of and for the benefit
                                            of its series of Funds as set forth
                                            on SCHEDULE A to the Agreement

                                   By:      /S/ CHRISTOPHER W. CLAUS
                                            ----------------------------------
                                            Christopher W. Claus, President


                                   USAA INVESTMENT TRUST,
                                            on behalf of and for the benefit
                                            of its series of Funds as set forth
                                            on SCHEDULE A to the Agreement

                                   By:      /S/ CHRISTOPHER W. CLAUS
                                            ---------------------------------
                                            Christopher W. Claus, President


                                   USAA TAX EXEMPT FUND, INC.,
                                            on behalf of and for the benefit
                                            of its series of Funds as set forth
                                            on SCHEDULE A to the Agreement

                                   By:      /S/ CHRISTOPHER W. CLAUS
                                            ----------------------------------
                                            Christopher W. Claus, President


                                   USAA STATE TAX-FREE  TRUST,
                                            on behalf of and for the benefit
                                            of its series of Funds as set forth
                                            on SCHEDULE  A to the  Agreement

                                   By:      /S/ CHRISTOPHER W. CLAUS
                                            ----------------------------------
                                            Christopher W. Claus, President



                                   USAA LIFE INVESTMENT TRUST,
                                            on behalf of and for the benefit
                                            of its series of Funds as set forth
                                            on SCHEDULE  A to the Agreement

                                   By:      /S/ JAMES M. MIDDLETON
                                            -----------------------------------
                                            James M. Middleton, President

                                                                       Exhibit A

                                SCHEDULE TO NOTE

                         LOANS AND PAYMENT OF PRINCIPAL

This schedule (grid) is attached to and made a part of the Promissory Note dated January 08, 2004, executed severally and not jointly by USAA MUTUAL FUND, INC., USAA INVESTMENT TRUST, USAA TAX EXEMPT FUND, INC., USAA STATE TAX-FREE TRUST and USAA LIFE INVESTMENT TRUST (not in their individual capacity, but on behalf of and for the benefit of the series of funds comprising each such Borrower) payable to the order of USAA CAPITAL CORPORATION.


[GRID]
Date of
Loan


Borrower
and Fund


Amount of
Loan


Type of Rate and
Interest
Rate on Date of
Borrowing



Amount of
Principal
Repaid

Date of
Repayment


Other
Expenses


Notation
made by

                                                                       Exhibit A

                                    EXHIBIT B


                     EXHIBIT B TO FACILITY AGREEMENT LETTER

                           BORROWER INFORMATION SHEET


BORROWERS:  USAA MUTUAL FUND, INC., USAA INVESTMENT TRUST, USAA
            TAX EXEMPT FUND, INC. and USAA STATE TAX-FREE TRUST


ADDRESS FOR NOTICES AND OTHER COMMUNICATIONS TO THESE BORROWERS:

        9800 Fredericksburg Road
        San Antonio, Texas 78288 (for Federal Express, 78240)

        Attention:       Clifford A. Gladson
                         Senior Vice President, Fixed Income Investments (USAA)
        Telephone:       (210) 498-6508
        Cellphone:       (210) 913-6508
        Telecopy:        (210) 498-6707
        e-mail:          CLIFF.GLADSON@USAA.COM


        Attention:       Stuart H. Wester
                         Vice President, Equity Investments (USAA)
        Telephone:       (210) 498-7611
        Telecopy:        (210) 498-4446
        e-mail:          STUART.WESTER@USAA.COM


        Attention:       Roberto Galindo, Jr.
                         Assistant Vice President,
                         Mutual Fund Accounting and Administration (USAA)
        Telephone:       (210) 498-7261
        Telecopy:        (210) 498-0382 or 498-7819
        Telex:           767424
        e-mail:          bob.galindo@usaa.com


ADDRESS FOR BORROWING AND PAYMENTS:

        9800 Fredericksburg Road
        San Antonio, Texas 78288 (for Federal Express, 78240)

        Attention:       Roberto Galindo, Jr.
                         Assistant Vice President,
                         Mutual Fund Accounting and Administration (USAA)
        Telephone:       (210) 498-7261
        Telecopy:        (210) 498-0382 or 498-7819
        Telex:           767424
        e-mail:          bob.galindo@usaa.com

                                                                       Exhibit B

BORROWERS:        USAA LIFE INVESTMENT TRUST


ADDRESS FOR NOTICES AND OTHER COMMUICATIONS TO THIS BORROWER:

        9800 Fredericksburg Road
        San Antonio, Texas 78288 (for Federal Express, 78240)

        Attention:       David M. Holmes
                         Senior Vice President
                         USAA Investment Management Company
        Telephone:       (210) 498-7517
        Telecopy:        (210) 498-8997
                         e-mail: david.holmes@usaa.com

ADDRESS FOR BORROWING AND PAYMENTS:

        9800 Fredericksburg Road
        San Antonio, Texas 78288 (for Federal Express, 78240)

        Attention:       David M. Holmes
                         Senior Vice President
                         USAA Investment Management Company
        Telephone:       (210) 498-7517
        Telecopy:        (210) 498-8997
        e-mail:          david.holmes@usaa.com

        Copies to:       Roberto Galindo, Jr.
                         Assistant Vice President
                         Mutual Fund Accounting and Administration (USAA)
        Telephone:       (210) 498-7261
        Telecopy:        (210) 498-0382 or 498-7819
        Telex:           767424
        e-mail:          bob.galindo@usaa.com

INSTRUCTIONS FOR PAYMENTS TO BORROWER:

WE PAY VIA:      X    FED FUNDS               CHIPS
            ----------              ----------

                                                                       Exhibit B

TO: (PLEASE PLACE BANK NAME, CORRESPONDENT NAME (IF APPLICABLE), CHIPS AND/OR FED FUNDS ACCOUNT NUMBER BELOW)

USAA MUTUAL FUND, INC.

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS

ABA #011000028

USAA AGGRESSIVE GROWTH FUND                          ACCT.# 6938-502-9

USAA GROWTH & INCOME FUND                            ACCT.# 6938-519-3

USAA INCOME STOCK FUND                               ACCT.# 6938-495-6

USAA SHORT-TERM BOND FUND                            ACCT.# 6938-517-7

USAA MONEY MARKET FUND                               ACCT.# 6938-498-0

USAA GROWTH FUND                                     ACCT.# 6938-490-7

USAA INCOME FUND                                     ACCT.# 6938-494-9

USAA SCIENCE & TECHNOLOGY FUND                       ACCT.#6938-515-1

USAA FIRST START GROWTH FUND                         ACCT.#6938-468-3

USAA HIGHYIELD OPPORTUNITIES FUND                    ACCT.#6938-576-3

USAA INTERMEDIATE-TERM BOND FUND                     ACCT.#6938-577-1

USAA SMALL CAP STOCK FUND                            ACCT.#6938-578-9

USAA NASDAQ-100 INDEX FUND                           ACCT.#6938-794-2



USAA CAPITAL GROWTH FUND                             ACCT.#6938-796-7

USAA VALUE FUND                                      ACCT.#6938-799-1


NORTHERN TRUST COMPANY, CHICAGO, ILLINOIS

ABA #071000152

USAA S&P 500 INDEX FUND                              ACCT.#2616882

                                                                       Exhibit B

J P MORGAN CHASE BANK, NEW YORK, NY

ABA #021000021

USAA EXTENDED MARKET INDEX FUND                      ACCT.#P83544

USAA INVESTMENT TRUST

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS

ABA #011000028

USAA CORNERSTONE STRATEGY FUND                       ACCT.# 6938-487-3

USAA PRECIOUS METALS AND MINERALS FUND               ACCT.# 6938-488-1

USAA INTERNATIONAL FUND                              ACCT.# 6938-497-2

USAA WORLD GROWTH FUND                               ACCT.# 6938-504-5

USAA GNMA TRUST                                      ACCT.# 6938-486-5

USAA TREASURY MONEY MARKET TRUST                     ACCT.# 6938-493-1

USAA EMERGING MARKETS FUND                           ACCT.# 6938-501-1

USAA GROWTH AND TAX STRATEGY FUND                    ACCT.# 6938-509-4

USAA BALANCED STRATEGY FUND                          ACCT.# 6938-507-8

USAA TAX EXEMPT FUND, INC.

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS

ABA #011000028

USAA LONG-TERM FUND                                  ACCT.# 6938-492-3

USAA INTERMEDIATE-TERM FUND                          ACCT.# 6938-496-4

USAA SHORT-TERM FUND                                 ACCT.# 6938-500-3

USAA TAX EXEMPT MONEY MARKET FUND                    ACCT.# 6938-514-4

USAA CALIFORNIA BOND FUND                            ACCT.# 6938-489-9

USAA CALIFORNIA MONEY MARKET FUND                    ACCT.# 6938-491-5

USAA NEW YORK BOND FUND                              ACCT.# 6938-503-7

USAA NEW YORK MONEY MARKET FUND                      ACCT.# 6938-511-0

USAA VIRGINIA BOND FUND                              ACCT.# 6938-512-8

USAA VIRGINIA MONEY MARKET FUND                      ACCT.# 6938-513-6

                                                                       Exhibit B

USAA STATE TAX-FREE TRUST

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS

ABA #011000028

USAA FLORIDA TAX-FREE INCOME FUND                    ACCT.# 6938-473-3

USAA FLORIDA TAX-FREE MONEY MARKET FUND              ACCT.# 6938-467-5


USAA LIFE INVESTMENT TRUST

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS

ABA #011000028

USAA LIFE INCOME FUND                                ACCT.# 6938-607-6

USAA LIFE GROWTH & INCOME FUND                       ACCT.# 6938-606-8

USAA LIFE WORLD GROWTH FUND                          ACCT.# 6938-605-0

USAA LIFE DIVERSIFIED ASSETS FUND                    ACCT.# 6938-604-3

USAA LIFE AGGRESSIVE GROWTH FUND                     ACCT.# 6938-608-4


                                                                       Exhibit B

                                    EXHIBIT C

                      ADDRESS FOR USAA CAPITAL CORPORATION

                            USAA Capital Corporation
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288

                            Attention:      Edwin T. McQuiston
                            Telephone:      (210) 498-2296
                            Telecopy:       (210) 498-6566


                                                                       Exhibit C

                     EXHIBIT D TO FACILITY AGREEMENT LETTER

                              OFFICER'S CERTIFICATE

Mark S. Howard hereby certifies that he is the duly elected Secretary of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust, and USAA Life Investment Trust (each a "BORROWER" and collectively the "BORROWERS"), and that he is authorized to execute this Certificate on behalf of the Borrowers. The undersigned hereby further certifies to the following:

Any one of the Chairman and Chief Executive Officer of United States Automobile Association ("USAA"), the Executive Vice President-Chief Financial Officer/Corporate Treasurer of USAA, or the Senior Vice President-Corporate Finance and Assistant Treasurer of USAA, together with either the Treasurer or Assistant Treasurer of the Borrowers, are duly authorized to act on behalf of the Funds, by transmitting telephonic, electronic mail, telex, or telecopy instructions and other communications with regard to borrowings and payments pursuant to the Facility Agreement dated January 8, 2004, with USAA Capital Corporation. The signature set opposite the name of each individual below is that individual's genuine signature.

NAME                   OFFICE                                      SIGNATURE
----                   ------                                      ---------


Robert G. Davis        Chairman and Chief Executive
                       Officer of USAA               __________________________

Josue Robles, Jr.      Executive Vice President-Chief
                       Financial Officer/Corporate
                       Treasurer of USAA             __________________________

Edwin T. McQuiston     Senior Vice President-Corporate
                       Finance and Assistant Treasurer
                       of USAA                       __________________________

David M. Holmes        Treasurer of the Borrowers    __________________________


Roberto Galindo, Jr.   Assistant Treasurer of the
                       Borrowers                     __________________________

IN WITNESS WHEREOF, I have executed the Certificate as of this 8th day of January, 2004.


-----------------------------------
Mark S. Howard
Secretary


I, Christopher W. Claus, officer of the Borrowers, hereby certify that Mark S. Howard is, and has been at all times since a date prior to the date of this Certificate, the duly elected, qualified, and acting Secretary of the Borrowers and that his signature set forth above is his true and correct signature.

Date:  January 8, 2004

                                              --------------------------------
                                              Christopher W. Claus, Officer

                                                                       Exhibit D

                           MASTER GRID PROMISSORY NOTE


U.S. $400,000,000                                       Dated: January 08, 2004

         FOR VALUE RECEIVED, each of the undersigned (each a "BORROWER" and collectively the "BORROWERS"), severally and not jointly and not in their individual capacities, but on behalf of and for the benefit of the series of funds comprising each such Borrower as listed on SCHEDULE A to the Agreement as defined below (each a "FUND" and collectively the "FUNDS") promises to pay to the order of USAA Capital Corporation ("CAPCO") at CAPCO's office located at 9800 Fredericksburg Road, San Antonio, Texas 78288, in lawful money of the United States of America, in immediately available funds, the principal amount of all Loans made by CAPCO to such Borrower for the benefit of the applicable Funds under the Facility Agreement Letter dated January 08, 2004 (as amended or modified, the "AGREEMENT"), among the Borrowers and CAPCO, together with interest thereon at the rate or rates set forth in the Agreement. All payments of interest and principal outstanding shall be made in accordance with the terms of the Agreement.

         This Note evidences Loans made pursuant to, and is entitled to the benefits of, the Agreement. Terms not defined in this Note shall be as set forth in the Agreement.

         CAPCO is authorized to endorse the particulars of each Loan evidenced hereby on the attached Schedule and to attach additional Schedules as necessary, provided that the failure of CAPCO to do so or to do so accurately shall not affect the obligations of any Borrower (or the Fund for whose benefit it is borrowing) hereunder.

         Each Borrower waives all claims to presentment, demand, protest, and notice of dishonor. Each Borrower agrees to pay all reasonable costs of collection, including reasonable attorney's fees in connection with the enforcement of this Note.

         CAPCO hereby agrees (i) that any claim, liability, or obligation arising hereunder or under the Agreement whether on account of the principal of any Loan, interest thereon, or any other amount due hereunder or thereunder shall be satisfied only from the assets of the specific Fund for whose benefit a Loan is borrowed and in any event in an amount not to exceed the outstanding principal amount of any Loan borrowed for such Fund's benefit, together with accrued and unpaid interest due and owing thereon, and such Fund's share of any other amount due hereunder and under the Agreement (as determined in accordance with the provisions of the Agreement) and (ii) that no assets of any Fund shall be used to satisfy any claim, liability, or obligation arising hereunder or under the Agreement with respect to the outstanding principal amount of any Loan borrowed for the benefit of any other Fund or any accrued and unpaid interest due and owing thereon or such other Fund's share of any other amount due hereunder and under the Agreement (as determined in accordance with the provisions of the Agreement).

         Neither the shareholders, trustees, officers, employees and other agents of any Borrower or Fund shall be personally bound by or liable for any indebtedness, liability or obligation hereunder or under the Note nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

         Loans under the Agreement and this Note (except to USAA Life Investment Trust) are subordinated to loans made under the $100,000,000 Credit Agreement between the Borrowers and State Street Bank and Trust Company (State Street) and Bank of America, N.A. (Bank of America), dated January 08, 2004, in the manner and to the extent set forth in the Agreement among the Borrowers, CAPCO, State Street, and Bank of America, dated January 08, 2004.

         This Note shall be governed by the laws of the state of Texas.

Signature to the Master Grid Promissory Note dated January 08, 2004, by USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust and USAA Life Investment Trust (not in their individual capacities, but on behalf of and for the benefit of the series of funds set forth on SCHEDULE A TO THE AGREEMENT) payable to CAPCO.


                                      USAA MUTUAL FUND, INC.,
                                           on behalf of and for the benefit
                                           of its series of Funds as set forth
                                           on SCHEDULE A to the Agreement

                                      By:  /S/ CHRISTOPHER W. CLAUS
                                           Christopher W. Claus, President


                                      USAA INVESTMENT TRUST,
                                           on behalf of and for the benefit
                                           of its series of Funds as set forth
                                           on SCHEDULE A to the Agreement

                                      By:  /S/ CHRISTOPHER W. CLAUS
                                           Christopher W. Claus, President


                                      USAA TAX EXEMPT FUND, INC.,
                                           on behalf of and for the benefit
                                           of its series of Funds as set forth
                                           on SCHEDULE A to the Agreement

                                      By:  /S/ CHRISTOPHER W. CLAUS
                                           Christopher W. Claus, President


                                      USAA STATE TAX-FREE TRUST,
                                           on  behalf of and for the benefit
                                           of its series of Funds as  set forth
                                           on SCHEDULE  A to the  Agreement

                                      By:  /S/ CHRISTOPHER W. CLAUS
                                           Christopher W. Claus, President


                                      USAA LIFE INVESTMENT TRUST,
                                           on  behalf of and for the benefit
                                           of its series of Funds as set forth
                                           on SCHEDULE  A to the Agreement

                                      By:  /S/ JAMES M. MIDDLETON
                                           James M. Middleton, President

                         LOANS AND PAYMENT OF PRINCIPAL

This schedule (grid) is attached to and made a part of the Promissory Note dated January 08, 2004, executed severally and not jointly by USAA MUTUAL FUND, INC., USAA INVESTMENT TRUST, USAA TAX EXEMPT FUND, INC., USAA STATE TAX-FREE TRUST and USAA LIFE INVESTMENT TRUST (not in their individual capacity, but on behalf of and for the benefit of the series of funds comprising each such Borrower) payable to the order of USAA CAPITAL CORPORATION.

[GRID]
Date of Loan


Borrower
and Fund

Amount
of Fund


Type of Rate
and Interest
Rate of Date of
Borrowing


Amount of
Principle Repaid


Date of Repayment


Other Expenses


Notation
made by

                     EXHIBIT D TO FACILITY AGREEMENT LETTER

                              OFFICER'S CERTIFICATE

Mark S. Howard hereby certifies that he is the duly elected Secretary of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust, and USAA Life Investment Trust (each a "BORROWER" and collectively the "BORROWERS"), and that he is authorized to execute this Certificate on behalf of the Borrowers. The undersigned hereby further certifies to the following:

Any one of the Chairman and Chief Executive Officer of United States Automobile Association ("USAA"), the Executive Vice President-Chief Financial Officer/Corporate Treasurer of USAA, or the Senior Vice President-Corporate Finance and Assistant Treasurer of USAA, together with either the Treasurer or Assistant Treasurer of the Borrowers, are duly authorized to act on behalf of the Funds, by transmitting telephonic, electronic mail, telex, or telecopy instructions and other communications with regard to borrowings and payments pursuant to the Facility Agreement dated January 8, 2004, with USAA Capital Corporation. The signature set opposite the name of each individual below is that individual's genuine signature.

NAME                   OFFICE                                      SIGNATURE
----                   ------                                      ---------


Robert G. Davis        Chairman and Chief Executive
                       Officer of USAA               /S/ ROBERT G. DAVIS

Josue Robles, Jr.      Executive Vice President-Chief
                       Financial Officer/Corporate
                       Treasurer of USAA             /S/ JOSUE ROBLES, JR.

Edwin T. McQuiston     Senior Vice President-Corporate
                       Finance and Assistant Treasurer
                       of USAA                       /S/ EDWIN T. MCQUISTON

David M. Holmes        Treasurer of the Borrowers    /S/ DAVID M. HOLMES


Roberto Galindo, Jr.   Assistant Treasurer of the
                       Borrowers                     /S/ ROBERTO GALINDO, JR.

IN WITNESS WHEREOF, I have executed the Certificate as of this 8th day of January, 2004.

/S/ MARK S. HOWARD
-----------------------------------
Mark S. Howard
Secretary


I, Christopher W. Claus, officer of the Borrowers, hereby certify that Mark S. Howard is, and has been at all times since a date prior to the date of this Certificate, the duly elected, qualified, and acting Secretary of the Borrowers and that his signature set forth above is his true and correct signature.

Date:  January 8, 2004
                                              /S/ CHRISTOPHER W. CLAUS
                                              --------------------------------
                                              Christopher W. Claus, Officer

                                                                       Exhibit D